UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

100 International Drive, Baltimore, MD, 21202

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

Annual Report	December 31, 2022

WESTERN ASSET

CORE PLUS BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average effective duration which is expected to range within 30% of the average duration of the domestic bond market as a whole as estimated by the Fund’s subadviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Plus Bond Fund for the twelve-month reporting period ended December 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2023

II	Western Asset Core Plus Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified below. The Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets, including the amount of borrowing for investment purposes, if any, in debt and fixed income securities. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective duration within 30% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser.

The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities. Up to 20% of the Fund’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase. These securities are known as “high yield securities” or “junk bonds.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund may invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures and forwards. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and fell sharply over the twelve-month reporting period ended December 31, 2022. The market’s decline was driven by a number of factors, including elevated and persistent inflation, aggressive Federal Reserve Board (the “Fed”) monetary policy tightening, the repercussions from the COVID-19 pandemic and its variants, the weakening global economy, and the war in Ukraine.

Western Asset Core Plus Bond Fund 2022 Annual Report	1

Fund overview (cont’d)

Short-term U.S. Treasury yields moved sharply higher as the Fed began to raise interest rates in March 2022 in attempt to rein in inflation. Over the next nine months, the central bank hiked rates an additional six times, bringing the federal funds rate to a range between 4.25% and 4.50% — the highest level since 2008. The yield for the two-year Treasury note began the reporting period at 0.73% (the low for the reporting period) and ended the period at 4.41%. The peak of 4.72% occurred on November 7, 2022. The yield for the ten-year Treasury note began the reporting period at 1.52% (the low for the reporting period) and ended the period at 3.88%. The peak of 4.25% occurred on October 24, 2022.

All told, the Bloomberg U.S. Aggregate Indexi returned -13.01% for the twelve months ended December 31, 2022. For comparison purposes, riskier fixed income securities, including high yield bonds and emerging market debt, also produced weak results. Over the fiscal year, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexii and the JPMorgan Emerging Markets Bond Index Globaliii returned -11.18% and -16.45%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We tactically managed the Fund’s duration as yields fluctuated, maintaining an overall long position relative to the Bloomberg U.S. Aggregate Index throughout the reporting period. Additionally, the Fund added investment-grade credit, primarily during the second and third quarters of 2022 as spreads widened, and then trimmed some exposure in the fourth quarter of 2022 as spreads tightened, resulting in net additions over the year. The Fund also added agency MBS mortgage-backed securities (“MBS”) throughout the year, reducing its underweight exposure to neutral versus the Bloomberg U.S. Aggregate Index , as spreads widened due to quantitative tightening and increased rate volatility. The Fund added non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed security (“CMBS”) exposure as their spreads widened. In terms of reductions, the Fund tactically pared its emerging markets exposure, reducing local-currency and U.S. dollar sovereign exposure during the first half of the year. The Fund also trimmed its allocations to high yield bonds and bank loans given growth concerns.

During the reporting period, the Fund used interest rate futures, options, swaps and swaptions to manage its duration and yield curve exposure, which detracted from results. Credit default swaps on both investment-grade and high-yield issuers and indices were used to manage the Fund’s credit exposures. They also detracted from results. Finally, the Fund’s use of currency forwards, futures and options on currencies, to take outright currency positions as well as to hedge non-U.S. dollar currency exposures, in aggregate, was detracted from returns.

Performance review

For the twelve months ended December 31, 2022, Class I shares of Western Asset Core Plus Bond Fund returned -18.78%. The Fund’s unmanaged benchmark, the Bloomberg U.S.

2	Western Asset Core Plus Bond Fund 2022 Annual Report

Aggregate Index, returned -13.01% for the same period. The Lipper Core Plus Bond Funds Category Averageiv returned -13.72% over the same time frame.

Performance Snapshot as of December 31, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Core Plus Bond Fund:
Class A	-3.54%	-19.10%
Class C	-3.96%	-19.71%
Class C1	-3.77%	-19.54%
Class FI	-3.61%	-19.15%
Class R	-3.79%	-19.37%
Class I	-3.36%	-18.78%
Class IS	-3.45%	-18.85%
Bloomberg U.S. Aggregate Index	-2.97%	-13.01%
Lipper Core Plus Bond Funds Category Average	-2.64%	-13.72%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2022 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 4.19%, 3.72%, 3.82%, 4.47%, 4.07%, 4.73% and 4.77%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A and Class I shares would have been 4.10% and 4.69%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2022, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.82%, 1.52%, 1.24%, 0.82%, 1.12%, 0.52% and 0.42%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Western Asset Core Plus Bond Fund 2022 Annual Report	3

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 0.82% for Class A shares, 1.65% for Class C shares, 1.51% for Class C1 shares, 0.85% for Class FI shares, 1.15% for Class R shares, 0.45% for Class I shares and 0.45% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its yield curve positioning. During the year the Fund was focused on an overweight to the very long end of the yield curve as short-term rates rose more than long-term rates. Additionally, underweight agency MBS positioning for most of the year contributed to performance as spreads widened.

The Fund’s overweight exposure to emerging markets contributed, mainly due to favorable selection within local currency exposures, as U.S. dollar-denominated emerging market bond spreads widened and emerging market currencies were mixed versus the U.S. dollar. An overweight exposure to investment-grade corporate credit was beneficial, due to favorable subsector selection and tactical additions at wider spread levels during the fourth quarter of 2022, as spreads widened during the year.

Finally, the Fund’s exposure to structured products, including non-agency RMBS, CMBS and asset-backed securities, was a slight contributor, mainly due to non-agency RMBS exposures, as structured spreads were mixed during the reporting period.

Q. What were the leading detractors from performance?

A. The most significant detractor from performance was the Fund’s duration positioning as yields rose during the reporting period. The Fund’s exposure to non-U.S. developed markets was also a headwind for results, as the U.S. dollar strengthened against most developed market currencies. Finally, exposures to high-yield corporate bonds and bank loans detracted from performance as their spreads widened.

4	Western Asset Core Plus Bond Fund 2022 Annual Report

Thank you for your investment in Western Asset Core Plus Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 13, 2023

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, thereby reducing the value of the Fund’s share price. The Fund may invest in high yield bonds (commonly known as “junk bonds”), which are rated below investment grade and carry more risk than higher- rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Active and frequent trading may increase a shareholder’s tax liability and transaction costs, which could detract from Fund performance. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The use of leverage may increase volatility and possibility of loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 113 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2022 were: corporate bonds & notes (39.4%), mortgage-backed securities (26.7%), collateralized mortgage obligations (10.5%), U.S. government & agency obligations (9.2%) and sovereign bonds (8.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Core Plus Bond Fund 2022 Annual Report	5

Fund overview (cont’d)

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iii

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iv

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 328 funds for the six-month period and among the 317 funds for the twelve-month period in the Fund’s Lipper category, excluding sales charges, if any.

6	Western Asset Core Plus Bond Fund 2022 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2022 and December 31, 2021 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Core Plus Bond Fund 2022 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]

	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-3.54%	$1,000.00	$964.60	0.82%	$4.06	Class A	5.00%	$1,000.00	$1,021.07	0.82%	$4.18
Class C	-3.96	1,000.00	960.40	1.49	7.36	Class C	5.00	1,000.00	1,017.69	1.49	7.58
Class C1	-3.77	1,000.00	962.30	1.31	6.48	Class C1	5.00	1,000.00	1,018.60	1.31	6.67
Class FI	-3.61	1,000.00	963.90	0.77	3.81	Class FI	5.00	1,000.00	1,021.32	0.77	3.92
Class R	-3.79	1,000.00	962.10	1.11	5.49	Class R	5.00	1,000.00	1,019.61	1.11	5.65
Class I	-3.36	1,000.00	966.40	0.45	2.23	Class I	5.00	1,000.00	1,022.94	0.45	2.29
Class IS	-3.45	1,000.00	965.50	0.42	2.08	Class IS	5.00	1,000.00	1,023.09	0.42	2.14

8	Western Asset Core Plus Bond Fund 2022 Annual Report

[1]	For the six months ended December 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Core Plus Bond Fund 2022 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/22	-19.10%	-19.71%	-19.54%	-19.15%	-19.37%	-18.78%	-18.85%
Five Years Ended 12/31/22	-1.10	-1.78	-1.45	-1.12	-1.40	-0.73	-0.70
Ten Years Ended 12/31/22	1.17	0.47	0.80	1.18	0.86	1.55	1.57

With sales charges[2]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/22	-22.55%	-20.50%	-20.33%	-19.15%	-19.37%	-18.78%	-18.85%
Five Years Ended 12/31/22	-1.96	-1.78	-1.45	-1.12	-1.40	-0.73	-0.70
Ten Years Ended 12/31/22	0.73	0.47	0.80	1.18	0.86	1.55	1.57

Cumulative total returns
Without sales charges[1]
Class A (12/31/12 through 12/31/22)	12.38%
Class C (12/31/12 through 12/31/22)	4.75
Class C1 (12/31/12 through 12/31/22)	8.32
Class FI (12/31/12 through 12/31/22)	12.42
Class R (12/31/12 through 12/31/22)	8.97
Class I (12/31/12 through 12/31/22)	16.60
Class IS (12/31/12 through 12/31/22)	16.91

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 3.75% (4.25% prior to August 15, 2022). Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

10	Western Asset Core Plus Bond Fund 2022 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Plus Bond Fund vs. Bloomberg U.S. Aggregate Index† — December 2012 - December 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Core Plus Bond Fund on December 31, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2022. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg U.S. Aggregate Index. The Bloomberg U.S. Aggregate Index (the “Index”) is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Core Plus Bond Fund 2022 Annual Report	11

Schedule of investments

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 39.4%
Communication Services — 4.6%
Diversified Telecommunication Services — 1.6%
Altice France SA, Senior Secured Notes	5.500%	1/15/28	300,000	$235,581	(a)
Altice France SA, Senior Secured Notes	5.500%	10/15/29	7,043,000	5,383,071	(a)
AT&T Inc., Senior Notes	3.800%	2/15/27	1,250,000	1,194,784
AT&T Inc., Senior Notes	2.300%	6/1/27	25,680,000	22,878,625
AT&T Inc., Senior Notes	1.650%	2/1/28	24,680,000	20,884,871
AT&T Inc., Senior Notes	2.250%	2/1/32	19,180,000	15,083,474
AT&T Inc., Senior Notes	2.550%	12/1/33	10,540,000	8,130,981
AT&T Inc., Senior Notes	5.350%	9/1/40	4,390,000	4,203,482
AT&T Inc., Senior Notes	5.550%	8/15/41	5,040,000	4,852,272
AT&T Inc., Senior Notes	4.350%	6/15/45	6,469,000	5,231,818
AT&T Inc., Senior Notes	3.300%	2/1/52	4,250,000	2,845,710
AT&T Inc., Senior Notes	3.500%	9/15/53	24,380,000	16,564,628
AT&T Inc., Senior Notes	3.550%	9/15/55	25,651,000	17,230,811
AT&T Inc., Senior Notes	3.800%	12/1/57	1,520,000	1,055,746
AT&T Inc., Senior Notes	3.650%	9/15/59	4,690,000	3,160,821
Telefonica Emisiones SA, Senior Notes	5.213%	3/8/47	6,160,000	4,972,098
Telefonica Emisiones SA, Senior Notes	4.895%	3/6/48	11,960,000	9,240,936
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	5,755,000	5,613,946
Verizon Communications Inc., Senior Notes	2.100%	3/22/28	8,470,000	7,365,755
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	27,937,000	26,916,946
Verizon Communications Inc., Senior Notes	3.875%	2/8/29	4,900,000	4,607,740
Verizon Communications Inc., Senior Notes	3.150%	3/22/30	10,510,000	9,292,541
Verizon Communications Inc., Senior Notes	1.750%	1/20/31	13,790,000	10,731,305
Verizon Communications Inc., Senior Notes	2.550%	3/21/31	41,290,000	34,057,116
Verizon Communications Inc., Senior Notes	2.355%	3/15/32	60,389,000	48,030,249

See Notes to Financial Statements.

12	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	27,645,000	$25,956,272
Verizon Communications Inc., Senior Notes	4.400%	11/1/34	2,200,000	2,027,750
Verizon Communications Inc., Senior Notes	4.272%	1/15/36	1,140,000	1,018,912
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	11,010,000	10,917,133
Verizon Communications Inc., Senior Notes	2.650%	11/20/40	32,010,000	21,724,308
Verizon Communications Inc., Senior Notes	3.400%	3/22/41	4,410,000	3,333,334
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	4,840,000	3,857,367
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	9,310,000	7,439,395
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	12,748,000	11,490,770
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	1,455,000	1,414,251
Verizon Communications Inc., Senior Notes	4.000%	3/22/50	24,170,000	19,028,237
Verizon Communications Inc., Senior Notes	2.875%	11/20/50	32,510,000	20,522,145
Verizon Communications Inc., Senior Notes	3.550%	3/22/51	5,610,000	4,022,388
Total Diversified Telecommunication Services				422,517,569
Entertainment — 0.3%
Walt Disney Co., Senior Notes	6.200%	12/15/34	260,000	283,620
Walt Disney Co., Senior Notes	6.650%	11/15/37	5,240,000	5,958,494
Warnermedia Holdings Inc., Senior Notes	3.755%	3/15/27	6,560,000	5,916,811	(a)
Warnermedia Holdings Inc., Senior Notes	4.054%	3/15/29	9,150,000	7,933,418	(a)
Warnermedia Holdings Inc., Senior Notes	4.279%	3/15/32	46,790,000	38,661,060	(a)
Warnermedia Holdings Inc., Senior Notes	5.050%	3/15/42	3,380,000	2,597,952	(a)
Warnermedia Holdings Inc., Senior Notes	5.141%	3/15/52	39,790,000	29,079,619	(a)
Total Entertainment				90,430,974

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	13

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Interactive Media & Services — 0.2%
Alphabet Inc., Senior Notes	0.450%	8/15/25	3,590,000	$3,244,249
Alphabet Inc., Senior Notes	1.100%	8/15/30	7,900,000	6,200,757
Alphabet Inc., Senior Notes	1.900%	8/15/40	7,890,000	5,266,647
Alphabet Inc., Senior Notes	2.050%	8/15/50	4,870,000	2,868,239
Tencent Holdings Ltd., Senior Notes	3.840%	4/22/51	28,020,000	19,904,876	(a)
Total Interactive Media & Services				37,484,768
Media — 1.7%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	5,450,000	4,960,563	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	8/15/30	1,460,000	1,209,479	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.250%	2/1/31	9,610,000	7,730,284	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.750%	2/1/32	11,470,000	9,322,185	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	27,063,000	21,594,244
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	6/1/33	6,090,000	4,684,702	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.250%	1/15/34	7,837,000	5,799,380	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	29,327,000	28,771,779
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	25,869,000	23,821,885
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	19,860,000	18,725,950
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	2.800%	4/1/31	5,450,000	4,255,390
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.400%	4/1/33	18,970,000	16,285,635

See Notes to Financial Statements.

14	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	9,215,000	$7,703,257
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.500%	3/1/42	6,700,000	4,315,030
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	6,620,000	5,997,866
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	1,790,000	1,411,238
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	10,450,000	8,598,259
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.125%	7/1/49	15,750,000	11,972,287
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	6,040,000	4,408,521
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.834%	10/23/55	2,608,000	2,419,167
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.500%	4/1/63	11,060,000	8,480,572
Comcast Corp., Senior Notes	3.375%	8/15/25	3,940,000	3,804,222
Comcast Corp., Senior Notes	3.950%	10/15/25	21,460,000	21,038,881
Comcast Corp., Senior Notes	3.150%	3/1/26	9,960,000	9,492,325
Comcast Corp., Senior Notes	3.300%	4/1/27	12,400,000	11,704,475
Comcast Corp., Senior Notes	4.150%	10/15/28	45,830,000	44,041,530

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	15

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Comcast Corp., Senior Notes	3.400%	4/1/30	7,960,000	$7,277,335
Comcast Corp., Senior Notes	4.250%	10/15/30	20,418,000	19,586,166
Comcast Corp., Senior Notes	4.250%	1/15/33	1,710,000	1,617,172
Comcast Corp., Senior Notes	4.200%	8/15/34	244,000	226,108
Comcast Corp., Senior Notes	5.650%	6/15/35	60,000	63,100
Comcast Corp., Senior Notes	6.500%	11/15/35	451,000	503,550
Comcast Corp., Senior Notes	3.900%	3/1/38	8,310,000	7,194,166
Comcast Corp., Senior Notes	3.250%	11/1/39	1,580,000	1,237,155
Comcast Corp., Senior Notes	3.750%	4/1/40	7,620,000	6,316,019
Comcast Corp., Senior Notes	3.400%	7/15/46	1,550,000	1,142,155
Comcast Corp., Senior Notes	4.000%	8/15/47	2,990,000	2,402,176
Comcast Corp., Senior Notes	3.969%	11/1/47	11,796,000	9,480,732
Comcast Corp., Senior Notes	4.000%	3/1/48	2,230,000	1,798,953
Comcast Corp., Senior Notes	3.999%	11/1/49	11,776,000	9,350,520
Comcast Corp., Senior Notes	3.450%	2/1/50	4,417,000	3,224,355
Comcast Corp., Senior Notes	2.800%	1/15/51	9,010,000	5,725,944
Comcast Corp., Senior Notes	2.887%	11/1/51	7,170,000	4,637,258
Comcast Corp., Senior Notes	2.937%	11/1/56	4,834,000	3,011,531
Comcast Corp., Senior Notes	4.950%	10/15/58	2,370,000	2,158,995
DISH DBS Corp., Senior Notes	5.875%	11/15/24	11,864,000	11,048,871
DISH DBS Corp., Senior Notes	7.750%	7/1/26	5,360,000	4,333,292
DISH DBS Corp., Senior Notes	5.125%	6/1/29	12,390,000	8,016,144
DISH DBS Corp., Senior Secured Notes	5.250%	12/1/26	6,330,000	5,343,849	(a)
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	1,120,000	896,000	(a)
Fox Corp., Senior Notes	5.476%	1/25/39	13,410,000	12,254,606
Time Warner Cable Enterprises LLC, Senior Secured Notes	8.375%	7/15/33	2,060,000	2,295,179
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	4,570,000	4,367,409
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	8,925,000	8,887,296
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	3,295,000	3,132,973
Time Warner Cable LLC, Senior Secured Notes	5.875%	11/15/40	8,447,000	7,391,361
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	5/15/29	10,960,000	9,842,792	(a)
Total Media				457,312,268

See Notes to Financial Statements.

16	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 0.8%
CSC Holdings LLC, Senior Notes	5.375%	2/1/28	760,000	$613,951	(a)
CSC Holdings LLC, Senior Notes	4.125%	12/1/30	750,000	531,026	(a)
CSC Holdings LLC, Senior Notes	3.375%	2/15/31	2,720,000	1,778,255	(a)
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	32,320,000	22,484,669	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	635,000	660,524
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	14,390,000	17,157,988
Sprint LLC, Senior Notes	7.875%	9/15/23	930,000	945,053
Sprint LLC, Senior Notes	7.625%	2/15/25	5,365,000	5,550,275
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	4.738%	3/20/25	950,625	939,871	(a)
T-Mobile USA Inc., Senior Notes	3.500%	4/15/25	50,300,000	48,417,357
T-Mobile USA Inc., Senior Notes	2.250%	2/15/26	3,600,000	3,281,440
T-Mobile USA Inc., Senior Notes	3.750%	4/15/27	2,920,000	2,754,789
T-Mobile USA Inc., Senior Notes	2.625%	2/15/29	16,630,000	14,100,258
T-Mobile USA Inc., Senior Notes	3.375%	4/15/29	9,713,000	8,573,612
T-Mobile USA Inc., Senior Notes	3.875%	4/15/30	51,475,000	46,747,565
T-Mobile USA Inc., Senior Notes	2.550%	2/15/31	9,660,000	7,914,862
T-Mobile USA Inc., Senior Notes	2.875%	2/15/31	8,370,000	6,927,666
T-Mobile USA Inc., Senior Notes	3.500%	4/15/31	27,920,000	24,171,026
T-Mobile USA Inc., Senior Notes	4.375%	4/15/40	4,880,000	4,184,652
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	1,140,000	928,308	(a)
Total Wireless Telecommunication Services				218,663,147
Total Communication Services				1,226,408,726
Consumer Discretionary — 3.5%
Automobiles — 1.0%
Ford Motor Co., Senior Notes	3.250%	2/12/32	20,250,000	15,222,364
Ford Motor Co., Senior Notes	6.100%	8/19/32	12,800,000	11,843,616
Ford Motor Co., Senior Notes	4.750%	1/15/43	2,720,000	1,958,530
Ford Motor Credit Co. LLC, Senior Notes	3.664%	9/8/24	1,190,000	1,135,552
Ford Motor Credit Co. LLC, Senior Notes	5.125%	6/16/25	3,120,000	3,006,250
Ford Motor Credit Co. LLC, Senior Notes	3.375%	11/13/25	4,120,000	3,731,825
Ford Motor Credit Co. LLC, Senior Notes	4.950%	5/28/27	28,210,000	26,369,862
Ford Motor Credit Co. LLC, Senior Notes	4.125%	8/17/27	8,460,000	7,591,116

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	17

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Automobiles — continued
Ford Motor Credit Co. LLC, Senior Notes	3.815%	11/2/27	550,000	$484,286
Ford Motor Credit Co. LLC, Senior Notes	7.350%	11/4/27	5,730,000	5,885,856
Ford Motor Credit Co. LLC, Senior Notes	2.900%	2/16/28	13,780,000	11,398,045
Ford Motor Credit Co. LLC, Senior Notes	2.900%	2/10/29	825,000	660,029
Ford Motor Credit Co. LLC, Senior Notes	5.113%	5/3/29	8,435,000	7,657,293
Ford Motor Credit Co. LLC, Senior Notes	4.000%	11/13/30	33,395,000	27,477,573
Ford Motor Credit Co. LLC, Senior Notes	3.625%	6/17/31	17,640,000	13,880,177
General Motors Co., Senior Notes	6.125%	10/1/25	10,170,000	10,360,620
General Motors Co., Senior Notes	6.600%	4/1/36	1,170,000	1,150,059
General Motors Co., Senior Notes	5.150%	4/1/38	2,050,000	1,775,916
General Motors Co., Senior Notes	6.250%	10/2/43	3,640,000	3,381,005
General Motors Co., Senior Notes	5.950%	4/1/49	8,120,000	7,113,171
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	920,000	916,332
General Motors Financial Co. Inc., Senior Notes	4.350%	1/17/27	2,340,000	2,226,818
General Motors Financial Co. Inc., Senior Notes	3.100%	1/12/32	5,140,000	4,040,083
Nissan Motor Co. Ltd., Senior Notes	3.043%	9/15/23	18,310,000	17,944,694	(a)
Nissan Motor Co. Ltd., Senior Notes	3.522%	9/17/25	40,950,000	38,078,467	(a)
Nissan Motor Co. Ltd., Senior Notes	4.345%	9/17/27	35,280,000	32,045,412	(a)
Total Automobiles				257,334,951
Diversified Consumer Services — 0.0%††
Service Corp. International, Senior Notes	7.500%	4/1/27	3,167,000	3,253,471
Hotels, Restaurants & Leisure — 1.2%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	5.750%	4/15/25	1,225,000	1,217,550	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.875%	1/15/28	3,060,000	2,744,056	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.500%	2/15/29	3,010,000	2,585,783	(a)

See Notes to Financial Statements.

18	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.250%	6/1/25	320,000	$315,086
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	1,996,000	1,961,463
Hilton Domestic Operating Co. Inc., Senior Notes	5.375%	5/1/25	10,770,000	10,687,131	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.750%	5/1/28	4,400,000	4,275,766	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	3.625%	2/15/32	3,130,000	2,512,075	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	4,930,000	4,700,991
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	65,810,000	62,242,371
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	23,330,000	21,460,453
McDonald’s Corp., Senior Notes	3.375%	5/26/25	1,719,000	1,664,403
McDonald’s Corp., Senior Notes	3.300%	7/1/25	9,140,000	8,849,810
McDonald’s Corp., Senior Notes	1.450%	9/1/25	2,140,000	1,964,447
McDonald’s Corp., Senior Notes	3.700%	1/30/26	11,725,000	11,413,190
McDonald’s Corp., Senior Notes	3.500%	3/1/27	12,680,000	12,091,372
McDonald’s Corp., Senior Notes	3.500%	7/1/27	8,380,000	7,962,586
McDonald’s Corp., Senior Notes	3.800%	4/1/28	4,300,000	4,122,577
McDonald’s Corp., Senior Notes	3.600%	7/1/30	9,300,000	8,552,482
McDonald’s Corp., Senior Notes	3.625%	9/1/49	1,610,000	1,218,887
McDonald’s Corp., Senior Notes	4.200%	4/1/50	22,460,000	18,803,854
Sands China Ltd., Senior Notes	5.625%	8/8/25	49,746,000	47,626,426
Sands China Ltd., Senior Notes	4.300%	1/8/26	7,500,000	6,931,132
Sands China Ltd., Senior Notes	2.800%	3/8/27	17,380,000	14,908,390
Sands China Ltd., Senior Notes	5.900%	8/8/28	10,270,000	9,629,799
Sands China Ltd., Senior Notes	3.350%	3/8/29	14,360,000	11,750,962
Sands China Ltd., Senior Notes	3.750%	8/8/31	10,910,000	8,599,874
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	9,225,000	7,948,998	(a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	21,370,000	18,299,024	(a)
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	790,000	640,473	(a)
Total Hotels, Restaurants & Leisure				317,681,411
Household Durables — 0.1%
Lennar Corp., Senior Notes	4.500%	4/30/24	4,650,000	4,590,257
Lennar Corp., Senior Notes	4.750%	5/30/25	1,350,000	1,342,635
Lennar Corp., Senior Notes	5.000%	6/15/27	20,000	19,483

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	19

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Household Durables — continued
Lennar Corp., Senior Notes	4.750%	11/29/27	6,200,000	$5,987,618
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	540,000	440,655
Toll Brothers Finance Corp., Senior Notes	4.375%	4/15/23	4,740,000	4,719,761
Total Household Durables				17,100,409
Internet & Direct Marketing Retail — 0.8%
Amazon.com Inc., Senior Notes	0.800%	6/3/25	17,270,000	15,785,746
Amazon.com Inc., Senior Notes	3.300%	4/13/27	4,610,000	4,382,084
Amazon.com Inc., Senior Notes	1.200%	6/3/27	16,140,000	14,001,636
Amazon.com Inc., Senior Notes	3.150%	8/22/27	15,280,000	14,383,595
Amazon.com Inc., Senior Notes	3.450%	4/13/29	10,310,000	9,652,549
Amazon.com Inc., Senior Notes	1.500%	6/3/30	10,213,000	8,229,991
Amazon.com Inc., Senior Notes	2.100%	5/12/31	9,530,000	7,806,907
Amazon.com Inc., Senior Notes	3.600%	4/13/32	37,160,000	34,115,835
Amazon.com Inc., Senior Notes	3.875%	8/22/37	6,800,000	6,051,472
Amazon.com Inc., Senior Notes	4.950%	12/5/44	10,095,000	9,995,490
Amazon.com Inc., Senior Notes	4.050%	8/22/47	8,290,000	7,151,930
Amazon.com Inc., Senior Notes	2.500%	6/3/50	16,950,000	10,759,569
Amazon.com Inc., Senior Notes	3.100%	5/12/51	10,000,000	7,172,004
Amazon.com Inc., Senior Notes	4.250%	8/22/57	3,240,000	2,802,448
Prosus NV, Senior Notes	3.061%	7/13/31	68,670,000	53,108,750	(a)
Prosus NV, Senior Notes	4.027%	8/3/50	24,470,000	15,350,940	(a)
Prosus NV, Senior Notes	3.832%	2/8/51	3,740,000	2,272,579	(a)
Total Internet & Direct Marketing Retail				223,023,525
Multiline Retail — 0.0%††
Target Corp., Senior Notes	2.250%	4/15/25	13,960,000	13,255,540
Specialty Retail — 0.2%
Home Depot Inc., Senior Notes	2.500%	4/15/27	8,648,000	7,970,959
Home Depot Inc., Senior Notes	3.900%	12/6/28	1,590,000	1,533,974
Home Depot Inc., Senior Notes	2.700%	4/15/30	9,310,000	8,139,719
Home Depot Inc., Senior Notes	3.300%	4/15/40	10,560,000	8,451,625
Home Depot Inc., Senior Notes	3.900%	6/15/47	1,736,000	1,435,987
Home Depot Inc., Senior Notes	3.350%	4/15/50	23,325,000	17,235,804
Lowe’s Cos. Inc., Senior Notes	4.500%	4/15/30	5,940,000	5,707,135
Total Specialty Retail				50,475,203
Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	1,177,000	1,141,876	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	4,810,000	4,306,494	(a)
NIKE Inc., Senior Notes	2.400%	3/27/25	7,830,000	7,485,429

See Notes to Financial Statements.

20	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — continued
NIKE Inc., Senior Notes	2.750%	3/27/27	12,570,000	$11,759,387
NIKE Inc., Senior Notes	2.850%	3/27/30	12,240,000	10,967,454
NIKE Inc., Senior Notes	3.250%	3/27/40	6,300,000	5,144,535
NIKE Inc., Senior Notes	3.375%	3/27/50	15,332,000	12,076,544
Total Textiles, Apparel & Luxury Goods				52,881,719
Total Consumer Discretionary				935,006,229
Consumer Staples — 2.0%
Beverages — 0.7%
Anheuser-Busch Cos. LLC/Anheuser- Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	37,240,000	35,882,874
Anheuser-Busch Cos. LLC/Anheuser- Busch InBev Worldwide Inc., Senior Notes	4.900%	2/1/46	22,020,000	20,128,828
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	8,060,000	7,686,228
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	16,360,000	16,183,909
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	6/1/30	5,700,000	5,202,710
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.350%	6/1/40	17,580,000	15,523,979
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	1,706,000	1,491,153
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.550%	1/23/49	5,670,000	5,637,354
Coca-Cola Co., Senior Notes	3.375%	3/25/27	7,590,000	7,290,850
Coca-Cola Co., Senior Notes	1.450%	6/1/27	15,310,000	13,538,928
Coca-Cola Co., Senior Notes	2.500%	6/1/40	3,050,000	2,234,772
Coca-Cola Co., Senior Notes	2.600%	6/1/50	6,290,000	4,196,529
Constellation Brands Inc., Senior Notes	3.600%	5/9/24	7,860,000	7,708,976
Constellation Brands Inc., Senior Notes	4.350%	5/9/27	10,970,000	10,700,026
Molson Coors Beverage Co., Senior Notes	3.000%	7/15/26	3,245,000	3,015,660
Molson Coors Beverage Co., Senior Notes	4.200%	7/15/46	3,390,000	2,643,391
PepsiCo Inc., Senior Notes	0.750%	5/1/23	16,050,000	15,844,385
PepsiCo Inc., Senior Notes	2.250%	3/19/25	1,580,000	1,505,273

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	21

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Beverages — continued
PepsiCo Inc., Senior Notes	2.625%	3/19/27	1,617,000	$1,504,330
PepsiCo Inc., Senior Notes	1.625%	5/1/30	13,210,000	10,774,902
PepsiCo Inc., Senior Notes	2.875%	10/15/49	4,750,000	3,417,474
Total Beverages				192,112,531
Food & Staples Retailing — 0.2%
Costco Wholesale Corp., Senior Notes	1.375%	6/20/27	24,175,000	21,211,163
Costco Wholesale Corp., Senior Notes	1.600%	4/20/30	13,630,000	11,197,940
CVS Pass-Through Trust, Secured Trust	5.880%	1/10/28	2,167,811	2,144,726
CVS Pass-Through Trust, Secured Trust	6.943%	1/10/30	1,600,151	1,629,927
CVS Pass-Through Trust, Senior Secured Trust	5.298%	1/11/27	155,440	153,804	(a)
CVS Pass-Through Trust, Senior Secured Trust	6.036%	12/10/28	6,202,467	6,111,619
Walmart Inc., Senior Notes	1.500%	9/22/28	8,480,000	7,283,230
Walmart Inc., Senior Notes	1.800%	9/22/31	4,050,000	3,306,782
Total Food & Staples Retailing				53,039,191
Food Products — 0.4%
Danone SA, Senior Notes	2.589%	11/2/23	20,650,000	20,226,671	(a)
Danone SA, Senior Notes	2.947%	11/2/26	6,540,000	6,087,190	(a)
Hershey Co., Senior Notes	0.900%	6/1/25	4,030,000	3,681,728
Kraft Heinz Foods Co., Senior Notes	3.000%	6/1/26	4,248,000	3,980,646
Kraft Heinz Foods Co., Senior Notes	4.250%	3/1/31	3,350,000	3,141,027
Kraft Heinz Foods Co., Senior Notes	6.750%	3/15/32	410,000	446,263
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	1,661,000	1,594,590
Kraft Heinz Foods Co., Senior Notes	6.875%	1/26/39	1,150,000	1,252,779
Kraft Heinz Foods Co., Senior Notes	7.125%	8/1/39	290,000	320,061	(a)
Kraft Heinz Foods Co., Senior Notes	4.625%	10/1/39	290,000	255,584
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	4,160,000	3,781,612
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	12,350,000	11,455,202
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	5,420,000	4,429,176
Kraft Heinz Foods Co., Senior Notes	4.875%	10/1/49	8,180,000	7,142,120
Kraft Heinz Foods Co., Senior Notes	5.500%	6/1/50	6,530,000	6,276,727
Mars Inc., Senior Notes	2.700%	4/1/25	9,380,000	8,937,241	(a)
Mars Inc., Senior Notes	3.200%	4/1/30	4,880,000	4,370,694	(a)

See Notes to Financial Statements.

22	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Mars Inc., Senior Notes	2.375%	7/16/40	6,740,000	$4,592,262	(a)
Mondelez International Inc., Senior Notes	1.500%	5/4/25	22,350,000	20,701,537
Total Food Products				112,673,110
Household Products — 0.1%
Procter & Gamble Co., Senior Notes	2.800%	3/25/27	2,490,000	2,335,553
Procter & Gamble Co., Senior Notes	3.000%	3/25/30	6,070,000	5,560,461
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	387,000	383,196
Spectrum Brands Inc., Senior Notes	5.000%	10/1/29	950,000	823,703	(a)
Total Household Products				9,102,913
Tobacco — 0.6%
Altria Group Inc., Senior Notes	2.350%	5/6/25	3,770,000	3,554,320
Altria Group Inc., Senior Notes	4.400%	2/14/26	16,715,000	16,382,830
Altria Group Inc., Senior Notes	4.800%	2/14/29	975,000	937,576
Altria Group Inc., Senior Notes	2.450%	2/4/32	16,140,000	12,215,622
Altria Group Inc., Senior Notes	5.800%	2/14/39	13,440,000	12,444,992
Altria Group Inc., Senior Notes	3.875%	9/16/46	6,950,000	4,672,982
Altria Group Inc., Senior Notes	5.950%	2/14/49	19,060,000	17,036,881
Altria Group Inc., Senior Notes	3.700%	2/4/51	7,880,000	4,964,952
Altria Group Inc., Senior Notes	6.200%	2/14/59	1,842,000	1,732,460
BAT Capital Corp., Senior Notes	3.557%	8/15/27	15,851,000	14,506,045
BAT Capital Corp., Senior Notes	4.540%	8/15/47	39,905,000	28,345,977
Cargill Inc., Senior Notes	1.375%	7/23/23	13,510,000	13,237,919	(a)
Philip Morris International Inc., Senior Notes	1.125%	5/1/23	8,220,000	8,119,126
Philip Morris International Inc., Senior Notes	2.100%	5/1/30	9,050,000	7,338,968
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	3,085,000	2,615,243
Reynolds American Inc., Senior Notes	5.850%	8/15/45	7,579,000	6,487,078
Total Tobacco				154,592,971
Total Consumer Staples				521,520,716
Energy — 6.3%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	3.800%	11/15/25	326,000	317,440
Halliburton Co., Senior Notes	4.850%	11/15/35	5,090,000	4,727,175
Halliburton Co., Senior Notes	5.000%	11/15/45	6,490,000	5,777,604
Total Energy Equipment & Services				10,822,219

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	23

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 6.2%
Apache Corp., Senior Notes	7.750%	12/15/29	5,170,000	$5,439,368
Apache Corp., Senior Notes	4.250%	1/15/30	10,000	8,867
Apache Corp., Senior Notes	6.000%	1/15/37	1,006,000	932,944
Apache Corp., Senior Notes	5.100%	9/1/40	12,719,000	10,569,076
Apache Corp., Senior Notes	5.250%	2/1/42	1,646,000	1,355,314
Apache Corp., Senior Notes	4.750%	4/15/43	10,830,000	8,190,458
Apache Corp., Senior Notes	4.250%	1/15/44	18,548,000	13,089,743
Apache Corp., Senior Notes	5.350%	7/1/49	12,190,000	9,869,894
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	17,380,000	16,705,589
BP Capital Markets America Inc., Senior Notes	3.119%	5/4/26	4,790,000	4,546,270
BP Capital Markets America Inc., Senior Notes	3.588%	4/14/27	7,160,000	6,831,273
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	9,240,000	8,502,067
BP Capital Markets America Inc., Senior Notes	1.749%	8/10/30	5,000,000	3,997,497
BP Capital Markets America Inc., Senior Notes	3.000%	2/24/50	18,090,000	12,147,317
BP Capital Markets America Inc., Senior Notes	2.772%	11/10/50	1,860,000	1,195,793
BP Capital Markets America Inc., Senior Notes	2.939%	6/4/51	1,140,000	755,820
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	7,790,000	6,591,375	(a)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	17,811,000	14,402,083	(a)
Cheniere Energy Inc., Senior Notes	4.625%	10/15/28	8,500,000	7,699,235
Cheniere Energy Partners LP, Senior Notes	4.000%	3/1/31	3,721,000	3,172,934
Cheniere Energy Partners LP, Senior Notes	3.250%	1/31/32	19,660,000	15,650,476
Chevron Corp., Senior Notes	1.554%	5/11/25	15,860,000	14,767,855
Chevron Corp., Senior Notes	2.954%	5/16/26	4,000	3,799
Chevron Corp., Senior Notes	1.995%	5/11/27	5,740,000	5,163,727
Chevron Corp., Senior Notes	2.236%	5/11/30	70,000	60,149
Chevron Corp., Senior Notes	3.078%	5/11/50	7,800,000	5,636,472
Chevron USA Inc., Senior Notes	3.850%	1/15/28	19,795,000	19,139,807
Chord Energy Corp., Senior Notes	6.375%	6/1/26	2,500,000	2,438,300	(a)

See Notes to Financial Statements.

24	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Conoco Funding Co., Senior Notes	7.250%	10/15/31	810,000	$925,855
ConocoPhillips, Senior Notes	5.900%	10/15/32	10,000	10,704
ConocoPhillips, Senior Notes	6.500%	2/1/39	40,000	45,014
ConocoPhillips Co., Senior Notes	6.950%	4/15/29	693,000	767,945
Continental Resources Inc., Senior Notes	4.500%	4/15/23	9,038,000	9,036,870
Continental Resources Inc., Senior Notes	3.800%	6/1/24	2,504,000	2,439,039
Continental Resources Inc., Senior Notes	2.268%	11/15/26	7,190,000	6,239,171	(a)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	18,789,000	17,246,235
Continental Resources Inc., Senior Notes	5.750%	1/15/31	11,559,000	10,782,528	(a)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	9,511,000	7,067,849
Coterra Energy Inc., Senior Notes	3.900%	5/15/27	29,539,000	27,626,507
Coterra Energy Inc., Senior Notes	4.375%	3/15/29	24,949,000	23,627,271
Devon Energy Corp., Senior Notes	8.250%	8/1/23	1,440,000	1,459,891
Devon Energy Corp., Senior Notes	5.850%	12/15/25	12,076,000	12,306,659
Devon Energy Corp., Senior Notes	5.250%	10/15/27	1,248,000	1,237,088
Devon Energy Corp., Senior Notes	5.875%	6/15/28	1,124,000	1,137,862
Devon Energy Corp., Senior Notes	4.500%	1/15/30	1,595,000	1,488,595
Devon Energy Corp., Senior Notes	5.600%	7/15/41	9,920,000	9,297,916
Devon Energy Corp., Senior Notes	4.750%	5/15/42	13,677,000	11,635,023
Devon Energy Corp., Senior Notes	5.000%	6/15/45	41,600,000	36,108,481
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	430,000	400,544
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	15,489,000	13,622,751
Diamondback Energy Inc., Senior Notes	4.400%	3/24/51	11,042,000	8,461,754
Ecopetrol SA, Senior Notes	4.625%	11/2/31	14,620,000	11,197,237
Ecopetrol SA, Senior Notes	5.875%	5/28/45	41,210,000	28,782,444
Energy Transfer LP, Junior
Subordinated Notes (6.250% to 2/15/23 then 3 mo. USD LIBOR + 4.028%)	6.250%	2/15/23	3,394,000	2,889,143	(b)(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	25

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer LP, Junior Subordinated Notes (6.500% to 11/15/26 then 5 year Treasury Constant Maturity Rate + 5.694%)	6.500%	11/15/26	13,375,000	$11,535,938	(b)(c)
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	14,868,000	12,916,575	(b)(c)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	21,862,000	18,309,425	(b)(c)
Energy Transfer LP, Senior Notes	7.600%	2/1/24	3,892,000	3,958,197
Energy Transfer LP, Senior Notes	2.900%	5/15/25	11,430,000	10,774,207
Energy Transfer LP, Senior Notes	4.950%	6/15/28	4,888,000	4,735,902
Energy Transfer LP, Senior Notes	5.250%	4/15/29	4,100,000	3,973,238
Energy Transfer LP, Senior Notes	3.750%	5/15/30	33,330,000	29,463,450
Energy Transfer LP, Senior Notes	6.500%	2/1/42	3,300,000	3,276,391
Energy Transfer LP, Senior Notes	6.100%	2/15/42	2,000,000	1,842,807
Energy Transfer LP, Senior Notes	5.300%	4/1/44	1,170,000	992,706
Energy Transfer LP, Senior Notes	5.350%	5/15/45	2,000,000	1,704,664
Energy Transfer LP, Senior Notes	5.300%	4/15/47	10,000,000	8,368,956
Energy Transfer LP, Senior Notes	5.400%	10/1/47	16,733,000	14,248,469
Energy Transfer LP, Senior Notes	6.250%	4/15/49	20,000,000	18,693,753
Energy Transfer LP, Senior Notes	5.000%	5/15/50	4,660,000	3,743,792
Energy Transfer LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	510,000	506,439
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	24,093,000	22,861,896
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	8,650,000	7,634,322
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	27,967,000	23,820,600
Enterprise Products Operating LLC, Senior Notes	7.550%	4/15/38	1,030,000	1,154,833
Enterprise Products Operating LLC, Senior Notes	4.850%	3/15/44	970,000	859,695
Enterprise Products Operating LLC, Senior Notes	4.250%	2/15/48	6,633,000	5,353,842

See Notes to Financial Statements.

26	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLC, Senior Notes	4.800%	2/1/49	1,680,000	$1,439,834
Enterprise Products Operating LLC, Senior Notes	4.200%	1/31/50	3,370,000	2,665,916
Enterprise Products Operating LLC, Senior Notes	3.700%	1/31/51	21,477,000	15,581,780
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	6,940,000	5,043,179
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	4,965,000	3,792,732	(c)
EOG Resources Inc., Senior Notes	4.150%	1/15/26	6,442,000	6,322,701
EOG Resources Inc., Senior Notes	4.375%	4/15/30	3,690,000	3,576,161
EOG Resources Inc., Senior Notes	3.900%	4/1/35	12,960,000	11,606,352
EOG Resources Inc., Senior Notes	4.950%	4/15/50	19,990,000	19,135,349
EQM Midstream Partners LP, Senior Notes	5.500%	7/15/28	1,280,000	1,146,820
EQT Corp., Senior Notes	6.125%	2/1/25	1,230,000	1,234,895
EQT Corp., Senior Notes	3.125%	5/15/26	600,000	552,201	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	28,139,000	26,038,852
EQT Corp., Senior Notes	5.000%	1/15/29	10,428,000	9,825,034
EQT Corp., Senior Notes	3.625%	5/15/31	12,373,000	10,503,207	(a)
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	11,540,000	11,020,073
Exxon Mobil Corp., Senior Notes	3.482%	3/19/30	13,120,000	12,267,775
Exxon Mobil Corp., Senior Notes	4.227%	3/19/40	3,000,000	2,712,684
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	22,720,000	19,441,924
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	4,800,000	4,230,152
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	6,000,000	4,547,660
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	9,050,000	8,134,330	(a)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	12,310,000	10,214,062	(a)
Kinder Morgan Energy Partners LP, Senior Notes	7.300%	8/15/33	1,497,000	1,620,988
Kinder Morgan Energy Partners LP, Senior Notes	6.550%	9/15/40	1,450,000	1,460,115
Kinder Morgan Energy Partners LP, Senior Notes	6.375%	3/1/41	1,720,000	1,708,900
Kinder Morgan Energy Partners LP, Senior Notes	5.500%	3/1/44	1,260,000	1,145,055

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	27

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Kinder Morgan Energy Partners LP, Senior Notes	5.400%	9/1/44	680,000	$614,323
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	2,820,000	2,768,140
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	2,190,000	2,101,852
Kinder Morgan Inc., Senior Notes	7.800%	8/1/31	3,276,000	3,664,431
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	12,860,000	11,786,080
Kinder Morgan Inc., Senior Notes	5.050%	2/15/46	4,650,000	3,964,621
Kinder Morgan Inc., Senior Notes	5.200%	3/1/48	8,770,000	7,612,350
MPLX LP, Senior Notes	4.875%	12/1/24	9,800,000	9,727,170
MPLX LP, Senior Notes	4.875%	6/1/25	7,870,000	7,756,617
MPLX LP, Senior Notes	4.800%	2/15/29	8,850,000	8,487,390
MPLX LP, Senior Notes	4.500%	4/15/38	11,800,000	9,983,515
MPLX LP, Senior Notes	5.200%	3/1/47	5,570,000	4,752,672
MPLX LP, Senior Notes	4.700%	4/15/48	12,450,000	9,879,395
MPLX LP, Senior Notes	5.500%	2/15/49	8,066,000	7,127,606
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	1,441,000	1,470,886
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	11,940,000	11,914,687
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	9,455,000	8,862,597
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	19,417,000	17,898,396
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	6,900,000	6,273,882
Occidental Petroleum Corp., Senior Notes	3.500%	8/15/29	60,000	53,816
Occidental Petroleum Corp., Senior Notes	6.625%	9/1/30	17,260,000	17,875,060
Occidental Petroleum Corp., Senior Notes	7.500%	5/1/31	14,340,000	15,345,951
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	4,792,000	5,298,874
Occidental Petroleum Corp., Senior Notes	6.450%	9/15/36	23,185,000	23,700,982
Occidental Petroleum Corp., Senior Notes	4.500%	7/15/44	6,250,000	5,006,919
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	16,480,000	13,340,993

See Notes to Financial Statements.

28	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	27,550,000	$28,410,800
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	9,750,000	7,632,251
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	29,575,000	22,642,768
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	20,750,000	15,970,134
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	4.125%	2/15/28	2,070,000	1,905,200	(a)
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	11,759,000	11,822,456
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	92,550,000	92,116,928
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	17,865,000	17,267,436
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	2,350,000	2,224,737
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	14,490,000	10,545,564
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	3,860,000	2,274,698
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	14,210,000	8,832,295
Pioneer Natural Resources Co., Senior Notes	1.125%	1/15/26	3,620,000	3,230,456
Pioneer Natural Resources Co., Senior Notes	2.150%	1/15/31	15,860,000	12,573,144
Range Resources Corp., Senior Notes	4.875%	5/15/25	5,160,000	4,909,911
Reliance Industries Ltd., Senior Notes	2.875%	1/12/32	10,420,000	8,457,566	(a)
Reliance Industries Ltd., Senior Notes	3.625%	1/12/52	31,080,000	20,453,973	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	2,870,000	2,872,247
Schlumberger Holdings Corp., Senior Notes	3.900%	5/17/28	5,110,000	4,770,377	(a)
Shell International Finance BV, Senior Notes	2.750%	4/6/30	14,090,000	12,395,829
Shell International Finance BV, Senior Notes	6.375%	12/15/38	4,655,000	5,139,967
Shell International Finance BV, Senior Notes	4.550%	8/12/43	6,360,000	5,773,471
Shell International Finance BV, Senior Notes	4.375%	5/11/45	13,770,000	12,100,339

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	29

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Shell International Finance BV, Senior Notes	4.000%	5/10/46	8,940,000	$7,332,685
Shell International Finance BV, Senior Notes	3.750%	9/12/46	690,000	543,603
Shell International Finance BV, Senior Notes	3.250%	4/6/50	23,710,000	17,121,184
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	4.375%	4/10/24	17,660,000	17,542,754	(a)
Sinopec Group Overseas Development 2015 Ltd., Senior Notes	3.250%	4/28/25	6,000,000	5,806,795	(a)
Southern Natural Gas Co. LLC, Senior Notes	8.000%	3/1/32	9,413,000	10,357,908
Southwestern Energy Co., Senior Notes	5.375%	2/1/29	920,000	854,225
Southwestern Energy Co., Senior Notes	5.375%	3/15/30	3,790,000	3,463,848
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	5,520,000	4,727,963
Tallgrass Energy Partners LP/ Tallgrass Energy Finance Corp., Senior Notes	6.000%	12/31/30	830,000	718,805	(a)
Targa Resources Corp., Senior Notes	5.200%	7/1/27	11,950,000	11,731,888
Targa Resources Corp., Senior Notes	4.950%	4/15/52	5,220,000	4,153,227
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	4,230,000	4,263,713
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	3,930,000	3,755,463
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	2,120,000	2,140,623
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.875%	2/1/31	15,845,000	14,328,634
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.000%	1/15/32	1,520,000	1,280,965
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	16,960,000	14,243,038	(a)

See Notes to Financial Statements.

30	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	34,600,000	$36,966,395
Venture Global Calcasieu Pass LLC, Senior Secured Notes	3.875%	11/1/33	10,180,000	8,334,824	(a)
Western Midstream Operating LP, Senior Notes	3.350%	2/1/25	9,840,000	9,326,844
Western Midstream Operating LP, Senior Notes	4.500%	3/1/28	2,363,000	2,180,907
Western Midstream Operating LP, Senior Notes	4.300%	2/1/30	42,385,000	37,094,292
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	1,170,000	964,082
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	2,700,000	2,249,066
Western Midstream Operating LP, Senior Notes	5.500%	2/1/50	6,340,000	5,234,146
Western Midstream Operating LP, Senior Notes (3 mo. USD LIBOR + 1.100%)	5.041%	1/13/23	3,870,000	3,864,210	(c)
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,790,000	1,771,449
Williams Cos. Inc., Senior Notes	3.750%	6/15/27	5,450,000	5,138,446
Williams Cos. Inc., Senior Notes	3.500%	11/15/30	5,920,000	5,190,190
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	4,249,000	4,664,658
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	6,418,000	7,099,034
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	3,035,000	3,585,327
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	900,000	861,763
Williams Cos. Inc., Senior Notes	5.100%	9/15/45	4,000,000	3,516,041
Williams Cos. Inc., Senior Notes	4.850%	3/1/48	6,529,000	5,549,064
Total Oil, Gas & Consumable Fuels				1,651,952,517
Total Energy				1,662,774,736
Financials — 12.2%
Banks — 8.8%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	8,210,000	7,971,613	(a)
BAC Capital Trust XIV, Junior Subordinated Notes (3 mo. USD LIBOR + 0.400%, 4.000% floor)	5.169%	1/17/23	7,226,000	5,538,270	(b)(c)
Banco Santander SA, Senior Notes	3.848%	4/12/23	8,600,000	8,555,035
Banco Santander SA, Senior Notes	2.746%	5/28/25	43,500,000	40,749,899

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	31

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Banco Santander SA, Senior Notes (3 mo. USD LIBOR + 1.120%)	5.039%	4/12/23	6,200,000	$6,200,915	(c)
Banco Santander SA, Senior Notes (4.175% to 3/24/27 then 1 year Treasury Constant Maturity Rate + 2.000%)	4.175%	3/24/28	1,800,000	1,672,168	(c)
Bank of America Corp., Senior Notes	3.300%	1/11/23	28,960,000	28,950,365
Bank of America Corp., Senior Notes	4.125%	1/22/24	230,000	228,116
Bank of America Corp., Senior Notes	4.000%	4/1/24	13,890,000	13,721,722
Bank of America Corp., Senior Notes	3.500%	4/19/26	16,160,000	15,441,870
Bank of America Corp., Senior Notes	5.000%	1/21/44	33,160,000	30,647,155
Bank of America Corp., Senior Notes (1.319% to 6/19/25 then SOFR + 1.150%)	1.319%	6/19/26	33,540,000	30,232,386	(c)
Bank of America Corp., Senior Notes (1.898% to 7/23/30 then SOFR + 1.530%)	1.898%	7/23/31	7,000,000	5,387,798	(c)
Bank of America Corp., Senior Notes (2.572% to 10/20/31 then SOFR + 1.210%)	2.572%	10/20/32	28,780,000	22,611,925	(c)
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	24,180,000	19,746,171	(c)
Bank of America Corp., Senior Notes (2.687% to 4/22/31 then SOFR + 1.320%)	2.687%	4/22/32	20,000,000	16,055,697	(c)
Bank of America Corp., Senior Notes (2.972% to 2/4/32 then SOFR + 1.330%)	2.972%	2/4/33	7,180,000	5,802,871	(c)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	27,181,000	24,659,075	(c)
Bank of America Corp., Senior Notes (3.550% to 3/5/23 then 3 mo. USD LIBOR + 0.780%)	3.550%	3/5/24	20,980,000	20,902,486	(c)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	7,230,000	6,667,280	(c)
Bank of America Corp., Senior Notes (3.841% to 4/25/24 then SOFR + 1.110%)	3.841%	4/25/25	14,670,000	14,330,192	(c)

See Notes to Financial Statements.

32	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of America Corp., Senior Notes (3.970% to 3/5/28 then 3 mo. USD LIBOR + 1.070%)	3.970%	3/5/29	85,750,000	$79,274,947	(c)
Bank of America Corp., Senior Notes (3.974% to 2/7/29 then 3 mo. USD LIBOR + 1.210%)	3.974%	2/7/30	8,130,000	7,400,214	(c)
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. USD LIBOR + 3.150%)	4.083%	3/20/51	27,790,000	21,882,222	(c)
Bank of America Corp., Senior Notes (4.330% to 3/15/49 then 3 mo. USD LIBOR + 1.520%)	4.330%	3/15/50	7,370,000	6,081,225	(c)
Bank of America Corp., Senior Notes (4.376% to 4/27/27 then SOFR + 1.580%)	4.376%	4/27/28	10,830,000	10,373,709	(c)
Bank of America Corp., Senior Notes (4.571% to 4/27/32 then SOFR + 1.830%)	4.571%	4/27/33	30,080,000	27,599,282	(c)
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	14,080,000	13,871,254
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	4,300,000	4,212,079
Bank of America Corp., Subordinated Notes	4.450%	3/3/26	3,050,000	2,992,226
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	14,500,000	14,026,498
Bank of America Corp., Subordinated Notes (2.482% to 9/21/31 then 5 year Treasury Constant Maturity Rate + 1.200%)	2.482%	9/21/36	2,620,000	1,931,089	(c)
Bank of Montreal, Senior Notes	1.850%	5/1/25	26,710,000	24,973,215
Bank of Montreal, Subordinated Notes (3.803% to 12/15/27 then USD 5 year ICE Swap Rate + 1.432%)	3.803%	12/15/32	3,780,000	3,334,462	(c)
Bank of Nova Scotia, Senior Notes	1.300%	6/11/25	14,860,000	13,628,387
Bank of Nova Scotia, Subordinated Notes (4.588% to 5/4/32 then 5 year Treasury Constant Maturity Rate + 2.050%)	4.588%	5/4/37	9,280,000	7,943,276	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	33

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	10,900,000	$10,256,236	(c)
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	65,350,000	60,326,321	(c)
BNP Paribas SA, Senior Notes	3.375%	1/9/25	6,895,000	6,640,511	(a)
BNP Paribas SA, Senior Notes	4.400%	8/14/28	46,530,000	44,079,510	(a)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	17,970,000	16,514,879	(a)(c)
BNP Paribas SA, Senior Notes (2.871% to 4/19/31 then SOFR + 1.387%)	2.871%	4/19/32	10,000,000	7,843,188	(a)(c)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	51,040,000	50,550,448	(a)(c)
BNP Paribas SA, Senior Notes (5.198% to 1/10/29 then 3 mo. USD LIBOR + 2.567%)	5.198%	1/10/30	9,009,000	8,579,527	(a)(c)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	3,290,000	3,124,695	(a)
BNP Paribas SA, Subordinated Notes (4.375% to 3/1/28 then USD 5 year ICE Swap Rate + 1.483%)	4.375%	3/1/33	6,530,000	5,781,337	(a)(c)
BPCE SA, Subordinated Notes	5.150%	7/21/24	3,300,000	3,232,376	(a)
Canadian Imperial Bank of Commerce, Senior Notes	0.950%	6/23/23	15,070,000	14,791,600
Citigroup Inc., Junior Subordinated Notes (5.950% to 1/30/23 then 3 mo. USD LIBOR + 4.068%)	5.950%	1/30/23	6,050,000	6,006,138	(b)(c)
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	18,320,000	16,523,724	(b)(c)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	3,700,000	3,503,900	(b)(c)
Citigroup Inc., Senior Notes	8.125%	7/15/39	2,195,000	2,708,687
Citigroup Inc., Senior Notes	4.650%	7/30/45	19,812,000	17,084,728
Citigroup Inc., Senior Notes	4.650%	7/23/48	3,000,000	2,595,169
Citigroup Inc., Senior Notes (1.678% to 5/15/23 then SOFR + 1.667%)	1.678%	5/15/24	15,430,000	15,213,677	(c)

See Notes to Financial Statements.

34	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Citigroup Inc., Senior Notes (2.561% to 5/1/31 then SOFR + 1.167%)	2.561%	5/1/32	20,000,000	$15,836,976	(c)
Citigroup Inc., Senior Notes (2.572% to 6/3/30 then SOFR + 2.107%)	2.572%	6/3/31	35,480,000	28,774,156	(c)
Citigroup Inc., Senior Notes (2.666% to 1/29/30 then SOFR + 1.146%)	2.666%	1/29/31	20,000,000	16,446,418	(c)
Citigroup Inc., Senior Notes (3.106% to 4/8/25 then SOFR + 2.842%)	3.106%	4/8/26	10,730,000	10,165,921	(c)
Citigroup Inc., Senior Notes (3.520% to 10/27/27 then 3 mo. USD LIBOR + 1.151%)	3.520%	10/27/28	65,050,000	59,458,781	(c)
Citigroup Inc., Senior Notes (3.785% to 3/17/32 then SOFR + 1.939%)	3.785%	3/17/33	16,030,000	13,753,367	(c)
Citigroup Inc., Senior Notes (3.980% to 3/20/29 then 3 mo. USD LIBOR + 1.338%)	3.980%	3/20/30	7,640,000	6,905,926	(c)
Citigroup Inc., Senior Notes (4.075% to 4/23/28 then 3 mo. USD LIBOR + 1.192%)	4.075%	4/23/29	16,280,000	15,009,498	(c)
Citigroup Inc., Senior Notes (4.412% to 3/31/30 then SOFR + 3.914%)	4.412%	3/31/31	18,680,000	17,197,209	(c)
Citigroup Inc., Senior Notes (4.658% to 5/24/27 then SOFR + 1.887%)	4.658%	5/24/28	6,760,000	6,552,742	(c)
Citigroup Inc., Senior Notes (4.910% to 5/24/32 then SOFR + 2.086%)	4.910%	5/24/33	7,260,000	6,819,410	(c)
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	19,090,000	18,754,721
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	25,260,000	25,440,896
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	11,500,000	11,140,757
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	36,920,000	35,261,548
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,660,000	1,753,216
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	133,000	133,754
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	2,824,000	3,032,636
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	1,789,000	1,620,618
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	2,080,000	1,737,832
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	32,450,000	31,704,760
Cooperatieve Rabobank UA, Senior Notes (1.339% to 6/24/25 then 1 year Treasury Constant Maturity Rate + 1.000%)	1.339%	6/24/26	33,050,000	29,745,690	(a)(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	35

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Cooperatieve Rabobank UA, Senior Notes (3.649% to 4/6/27 then 1 year Treasury Constant Maturity Rate + 1.220%)	3.649%	4/6/28	14,550,000	$13,426,845	(a)(c)
Cooperatieve Rabobank UA, Senior Notes (3.758% to 4/6/32 then 1 year Treasury Constant Maturity Rate + 1.420%)	3.758%	4/6/33	10,920,000	9,331,924	(a)(c)
Credit Agricole SA, Senior Notes (1.907% to 6/16/25 then SOFR + 1.676%)	1.907%	6/16/26	11,750,000	10,720,884	(a)(c)
Credit Agricole SA, Subordinated Notes (4.000% to 1/10/28 then USD 5 year ICE Swap Rate + 1.644%)	4.000%	1/10/33	8,590,000	7,498,309	(a)(c)
Danske Bank A/S, Senior Notes	3.875%	9/12/23	3,510,000	3,466,945	(a)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	18,650,000	18,503,073	(a)
Danske Bank A/S, Senior Notes	1.226%	6/22/24	18,620,000	17,393,163	(a)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	5,370,000	5,029,873	(a)(c)
Danske Bank A/S, Senior Notes (4.298% to 4/1/27 then 1 year Treasury Constant Maturity Rate + 1.750%)	4.298%	4/1/28	2,500,000	2,302,442	(a)(c)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	1,750,000	1,694,740
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	13,485,000	12,860,072
HSBC Holdings PLC, Senior Notes	4.950%	3/31/30	810,000	774,427
HSBC Holdings PLC, Senior Notes (2.099% to 6/4/25 then SOFR + 1.929%)	2.099%	6/4/26	25,080,000	22,844,603	(c)
HSBC Holdings PLC, Senior Notes (2.848% to 6/4/30 then SOFR + 2.387%)	2.848%	6/4/31	19,080,000	15,268,822	(c)
HSBC Holdings PLC, Senior Notes (4.041% to 3/13/27 then 3 mo. USD LIBOR + 1.546%)	4.041%	3/13/28	3,480,000	3,211,993	(c)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	4,910,000	4,825,151
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	15,970,000	15,377,946

See Notes to Financial Statements.

36	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
HSBC Holdings PLC, Subordinated Notes (4.762% to 3/29/32 then SOFR + 2.530%)	4.762%	3/29/33	22,730,000	$19,758,456	(c)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	17,880,000	17,871,361	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	39,180,000	37,686,014	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	10,920,000	10,506,069	(a)
JPMorgan Chase & Co., Senior Notes	3.625%	5/13/24	20,000	19,665
JPMorgan Chase & Co., Senior Notes (1.514% to 6/1/23 then SOFR + 1.455%)	1.514%	6/1/24	41,130,000	40,466,402	(c)
JPMorgan Chase & Co., Senior Notes (1.953% to 2/4/31 then SOFR + 1.065%)	1.953%	2/4/32	20,000,000	15,344,629	(c)
JPMorgan Chase & Co., Senior Notes (2.083% to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	24,800,000	23,042,874	(c)
JPMorgan Chase & Co., Senior Notes (2.522% to 4/22/30 then SOFR + 2.040%)	2.522%	4/22/31	13,760,000	11,290,020	(c)
JPMorgan Chase & Co., Senior Notes (2.545% to 11/8/31 then SOFR + 1.180%)	2.545%	11/8/32	10,480,000	8,310,146	(c)
JPMorgan Chase & Co., Senior Notes (2.580% to 4/22/31 then SOFR + 1.250%)	2.580%	4/22/32	9,440,000	7,584,618	(c)
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/40 then SOFR + 2.460%)	3.109%	4/22/41	10,000,000	7,304,902	(c)
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/50 then SOFR + 2.440%)	3.109%	4/22/51	10,560,000	6,964,687	(c)
JPMorgan Chase & Co., Senior Notes (3.509% to 1/23/28 then 3 mo. USD LIBOR + 0.945%)	3.509%	1/23/29	29,830,000	27,122,838	(c)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	35,640,000	35,121,401	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	37

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	18,900,000	$17,646,790	(c)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	7,130,000	6,711,897	(c)
JPMorgan Chase & Co., Senior Notes (4.493% to 3/24/30 then SOFR + 3.790%)	4.493%	3/24/31	15,000,000	14,044,715	(c)
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	3,195,000	3,129,588
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	14,330,000	13,866,921
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	4,050,000	3,909,091
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	10,670,000	9,584,502
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 9/27/25 then USD 5 year ICE Swap Rate + 4.496%)	7.500%	9/27/25	1,000,000	967,207	(b)(c)
Lloyds Banking Group PLC, Senior Notes	3.900%	3/12/24	10,560,000	10,369,770
Lloyds Banking Group PLC, Senior Notes	4.375%	3/22/28	14,100,000	13,407,831
Lloyds Banking Group PLC, Senior Notes	4.550%	8/16/28	200,000	188,548
Lloyds Banking Group PLC, Senior Notes (3.574% to 11/7/27 then 3 mo. USD LIBOR + 1.205%)	3.574%	11/7/28	2,261,000	2,036,990	(c)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	15,350,000	14,990,338
Mitsubishi UFJ Financial Group Inc., Senior Notes (3.837% to 4/17/25 then 1 year Treasury Constant Maturity Rate + 1.125%)	3.837%	4/17/26	13,100,000	12,628,045	(c)
Mitsubishi UFJ Financial Group Inc., Senior Notes (4.080% to 4/19/27 then 1 year Treasury Constant Maturity Rate + 1.300%)	4.080%	4/19/28	13,490,000	12,739,158	(c)

See Notes to Financial Statements.

38	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
NatWest Group PLC, Senior Notes (4.269% to 3/22/24 then 3 mo. USD LIBOR + 1.762%)	4.269%	3/22/25	10,710,000	$10,478,173	(c)
NatWest Group PLC, Senior Notes (4.519% to 6/25/23 then 3 mo. USD LIBOR + 1.550%)	4.519%	6/25/24	10,000,000	9,908,969	(c)
NatWest Group PLC, Senior Notes (4.892% to 5/18/28 then 3 mo. USD LIBOR + 1.754%)	4.892%	5/18/29	5,450,000	5,166,561	(c)
NatWest Group PLC, Senior Notes (5.076% to 1/27/29 then 3 mo. USD LIBOR + 1.905%)	5.076%	1/27/30	3,000,000	2,832,129	(c)
Royal Bank of Canada, Senior Notes	1.600%	4/17/23	20,990,000	20,810,847
Royal Bank of Canada, Senior Notes	1.150%	6/10/25	14,190,000	13,001,309
Royal Bank of Canada, Senior Notes	3.875%	5/4/32	15,400,000	14,067,569
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	2,379,000	1,828,569	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	715,000	658,346	(a)
Swedbank AB, Senior Notes	1.300%	6/2/23	17,500,000	17,188,672	(a)
Toronto-Dominion Bank, Senior Notes	0.750%	6/12/23	27,800,000	27,304,398
Toronto-Dominion Bank, Senior Notes	1.150%	6/12/25	14,120,000	12,893,831
Toronto-Dominion Bank, Senior Notes	4.456%	6/8/32	10,000,000	9,561,848
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	306,000	281,015	(a)(c)
US Bancorp, Senior Notes	1.450%	5/12/25	30,910,000	28,687,291
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	8,840,000	8,723,595
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	29,510,000	27,313,774
Wells Fargo & Co., Senior Notes	4.150%	1/24/29	23,420,000	22,061,435
Wells Fargo & Co., Senior Notes (1.654% to 6/2/23 then SOFR + 1.600%)	1.654%	6/2/24	18,940,000	18,637,153	(c)
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	22,380,000	20,847,402	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	39

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wells Fargo & Co., Senior Notes (2.393% to 6/2/27 then SOFR + 2.100%)	2.393%	6/2/28	27,690,000	$24,480,644	(c)
Wells Fargo & Co., Senior Notes (2.879% to 10/30/29 then 3 mo. Term SOFR + 1.432%)	2.879%	10/30/30	5,770,000	4,913,394	(c)
Wells Fargo & Co., Senior Notes (3.350% to 3/2/32 then SOFR + 1.500%)	3.350%	3/2/33	8,490,000	7,174,753	(c)
Wells Fargo & Co., Senior Notes (3.584% to 5/22/27 then 3 mo. USD LIBOR + 1.310%)	3.584%	5/22/28	23,440,000	21,800,077	(c)
Wells Fargo & Co., Senior Notes (4.478% to 4/4/30 then SOFR + 4.032%)	4.478%	4/4/31	15,920,000	14,961,355	(c)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then SOFR + 4.502%)	5.013%	4/4/51	139,180,000	123,316,708	(c)
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	1,802,000	1,788,995
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	19,620,000	18,912,940
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	8,140,000	7,605,917
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,840,000	1,792,922
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	20,450,000	17,306,569
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	16,404,000	14,197,948
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	3,070,000	2,479,730
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	22,515,000	18,959,608
Total Banks				2,339,291,708
Capital Markets — 2.5%
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	8,130,000	7,561,330
CME Group Inc., Senior Notes	5.300%	9/15/43	4,500,000	4,686,362
Credit Suisse AG, Senior Notes	2.950%	4/9/25	13,780,000	12,413,037

See Notes to Financial Statements.

40	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	2,000,000	$1,603,239	(a)(b)(c)
Credit Suisse Group AG, Junior Subordinated Notes (9.750% to 12/23/27 then 5 year Treasury Constant Maturity Rate + 6.383%)	9.750%	6/23/27	59,000,000	51,540,475	(a)(b)(c)
Credit Suisse Group AG, Senior Notes	4.550%	4/17/26	3,720,000	3,284,982
Credit Suisse Group AG, Senior Notes (2.193% to 6/5/25 then SOFR + 2.044%)	2.193%	6/5/26	42,045,000	35,944,271	(a)(c)
Credit Suisse Group AG, Senior Notes (2.593% to 9/11/24 then SOFR + 1.560%)	2.593%	9/11/25	6,450,000	5,705,950	(a)(c)
Credit Suisse Group AG, Senior Notes (3.091% to 5/14/31 then SOFR + 1.730%)	3.091%	5/14/32	40,670,000	28,181,958	(a)(c)
Credit Suisse Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	33,870,000	26,358,188	(a)(c)
Credit Suisse Group AG, Senior Notes (9.016% to 11/15/32 then SOFR + 5.020%)	9.016%	11/15/33	9,360,000	9,609,441	(a)(c)
Goldman Sachs Capital II, Junior Subordinated Notes (3 mo. USD LIBOR + 0.768%, 4.000% floor)	5.528%	1/30/23	303,000	229,171	(b)(c)
Goldman Sachs Group Inc., Senior Notes	3.200%	2/23/23	12,610,000	12,579,103
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	5,100,000	5,037,863
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	5,410,000	5,297,006
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	10,000,000	9,667,805
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	16,970,000	16,333,514
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	10,633,000	9,981,969

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	41

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	2.600%	2/7/30	10,000,000	$8,367,117
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	14,580,000	15,286,603
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	9,754,000	8,598,926
Goldman Sachs Group Inc., Senior Notes (2.615% to 4/22/31 then SOFR + 1.281%)	2.615%	4/22/32	20,000,000	15,997,800	(c)
Goldman Sachs Group Inc., Senior Notes (2.650% to 10/21/31 then SOFR + 1.264%)	2.650%	10/21/32	2,000,000	1,584,125	(c)
Goldman Sachs Group Inc., Senior Notes (2.908% to 7/21/41 then SOFR + 1.472%)	2.908%	7/21/42	7,840,000	5,360,498	(c)
Goldman Sachs Group Inc., Senior Notes (3.615% to 3/15/27 then SOFR + 1.846%)	3.615%	3/15/28	5,790,000	5,401,771	(c)
Goldman Sachs Group Inc., Senior Notes (3.691% to 6/5/27 then 3 mo. USD LIBOR + 1.510%)	3.691%	6/5/28	5,760,000	5,360,729	(c)
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	76,385,000	69,908,902	(c)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	21,650,000	20,208,916	(c)
Goldman Sachs Group Inc., Senior Notes (3.210% to 4/22/41 then SOFR + 1.513%)	3.210%	4/22/42	3,096,000	2,241,927	(c)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	24,160,000	23,604,473
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	8,640,000	9,255,573
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	15,341,000	13,852,584
Intercontinental Exchange Inc., Senior Notes	4.600%	3/15/33	8,610,000	8,259,036
Intercontinental Exchange Inc., Senior Notes	4.950%	6/15/52	1,690,000	1,576,774

See Notes to Financial Statements.

42	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	1,398,000	$1,291,841	(a)
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	34,580,000	32,163,657	(c)
Morgan Stanley, Senior Notes (2.511% to 10/20/31 then SOFR + 1.200%)	2.511%	10/20/32	2,020,000	1,586,182	(c)
Morgan Stanley, Senior Notes (2.699% to 1/22/30 then SOFR + 1.143%)	2.699%	1/22/31	26,340,000	21,822,539	(c)
Morgan Stanley, Senior Notes (3.622% to 4/1/30 then SOFR + 3.120%)	3.622%	4/1/31	32,910,000	28,804,865	(c)
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. USD LIBOR + 1.140%)	3.772%	1/24/29	35,353,000	32,435,581	(c)
Morgan Stanley, Senior Notes (4.431% to 1/23/29 then 3 mo. USD LIBOR + 1.628%)	4.431%	1/23/30	1,160,000	1,081,962	(c)
UBS AG, Senior Notes	4.500%	6/26/48	10,093,000	8,556,610	(a)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	40,850,000	40,291,309	(a)(b)(c)
UBS Group AG, Senior Notes	4.125%	9/24/25	4,880,000	4,749,976	(a)
UBS Group AG, Senior Notes	4.253%	3/23/28	10,530,000	9,849,325	(a)
UBS Group AG, Senior Notes (2.746% to 2/11/32 then 1 year Treasury Constant Maturity Rate + 1.100%)	2.746%	2/11/33	7,140,000	5,535,944	(a)(c)
UBS Group AG, Senior Notes (4.488% to 5/12/25 then 1 year Treasury Constant Maturity Rate + 1.550%)	4.488%	5/12/26	9,390,000	9,185,891	(a)(c)
UBS Group AG, Senior Notes (4.751% to 5/12/27 then 1 year Treasury Constant Maturity Rate + 1.750%)	4.751%	5/12/28	12,160,000	11,655,624	(a)(c)
Total Capital Markets				669,892,724

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	43

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — 0.1%
American Express Co., Senior Notes	3.375%	5/3/24	14,900,000	$14,604,432
American Express Co., Senior Notes	4.050%	5/3/29	22,670,000	21,636,975
Total Consumer Finance				36,241,407
Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.150%	2/15/24	18,350,000	17,746,869
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	2.450%	10/29/26	37,570,000	32,901,477
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.000%	10/29/28	25,990,000	21,820,826
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.300%	1/30/32	14,210,000	11,143,577
Ahold Lease USA Inc. Pass-Through- Trust, Senior Secured Notes	8.620%	1/2/25	935,377	961,806
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.800%)	6.538%	12/21/65	2,870,000	1,865,500	(a)(c)
National Securities Clearing Corp., Senior Notes	1.200%	4/23/23	7,360,000	7,284,599	(a)
National Securities Clearing Corp., Senior Notes	1.500%	4/23/25	9,000,000	8,350,321	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	1,170,000	1,167,199	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	2,790,000	2,754,864	(a)
USAA Capital Corp., Senior Notes	2.125%	5/1/30	1,100,000	904,093	(a)
Vanguard Group Inc.	3.050%	8/22/50	21,230,000	13,713,710	(d)(e)
Total Diversified Financial Services				120,614,841
Insurance — 0.3%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/2171	298,643	418,474	(a)(b)
American International Group Inc., Senior Notes	2.500%	6/30/25	5,319,000	5,012,258
Berkshire Hathaway Finance Corp., Senior Notes	4.250%	1/15/49	19,600,000	17,557,587
Brighthouse Financial Inc., Senior Notes	4.700%	6/22/47	374,000	275,031
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	5,420,000	5,195,073

See Notes to Financial Statements.

44	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
Guardian Life Global Funding, Secured Notes	1.100%	6/23/25	5,940,000	$5,386,066	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	8,900,000	9,635,210	(a)
MetLife Inc., Junior Subordinated Notes	6.400%	12/15/36	5,493,000	5,319,229
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	10,670,000	9,671,299	(a)
Principal Life Global Funding II, Secured Notes	1.250%	6/23/25	5,400,000	4,916,075	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	7,755,000	7,127,441	(a)
Total Insurance				70,513,743
Total Financials				3,236,554,423
Health Care — 3.8%
Biotechnology — 0.7%
AbbVie Inc., Senior Notes	3.750%	11/14/23	3,210,000	3,178,978
AbbVie Inc., Senior Notes	2.600%	11/21/24	47,110,000	45,102,142
AbbVie Inc., Senior Notes	3.800%	3/15/25	10,140,000	9,891,124
AbbVie Inc., Senior Notes	3.600%	5/14/25	9,430,000	9,147,564
AbbVie Inc., Senior Notes	2.950%	11/21/26	10,890,000	10,142,756
AbbVie Inc., Senior Notes	3.200%	11/21/29	52,150,000	47,130,633
AbbVie Inc., Senior Notes	4.550%	3/15/35	140,000	131,412
AbbVie Inc., Senior Notes	4.750%	3/15/45	472,000	426,204
AbbVie Inc., Senior Notes	4.875%	11/14/48	2,385,000	2,185,195
AbbVie Inc., Senior Notes	4.250%	11/21/49	11,776,000	9,833,261
Amgen Inc., Senior Notes	3.625%	5/22/24	1,480,000	1,451,560
Amgen Inc., Senior Notes	4.663%	6/15/51	1,933,000	1,673,336
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	399,000	392,463
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	5,000,000	4,845,236
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	1,560,000	1,505,791
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	6,165,000	5,579,227
GSK Consumer Healthcare Capital US LLC, Senior Notes	3.375%	3/24/27	12,990,000	12,112,622
GSK Consumer Healthcare Capital US LLC, Senior Notes	3.375%	3/24/29	9,190,000	8,282,923
GSK Consumer Healthcare Capital US LLC, Senior Notes	3.625%	3/24/32	14,120,000	12,435,110
Total Biotechnology				185,447,537

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	45

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Equipment & Supplies — 0.2%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	17,140,000	$16,711,266
Abbott Laboratories, Senior Notes	4.750%	11/30/36	6,660,000	6,620,104
Abbott Laboratories, Senior Notes	4.900%	11/30/46	10,150,000	9,953,072
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	8,681,000	8,487,882
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	1,072,000	1,046,164
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	1,975,000	1,774,881
Roche Holdings Inc., Senior Notes	2.607%	12/13/51	20,900,000	13,634,923	(a)
Total Health Care Equipment & Supplies				58,228,292
Health Care Providers & Services — 1.4%
Aetna Inc., Senior Notes	2.800%	6/15/23	2,610,000	2,582,996
Centene Corp., Senior Notes	4.250%	12/15/27	8,754,000	8,229,357
Centene Corp., Senior Notes	4.625%	12/15/29	12,769,000	11,697,564
Centene Corp., Senior Notes	3.375%	2/15/30	3,060,000	2,593,733
Centene Corp., Senior Notes	3.000%	10/15/30	1,400,000	1,150,806
Centene Corp., Senior Notes	2.625%	8/1/31	1,430,000	1,126,447
Cigna Corp., Senior Notes	3.750%	7/15/23	12,207,000	12,129,064
Cigna Corp., Senior Notes	4.125%	11/15/25	8,050,000	7,873,869
Cigna Corp., Senior Notes	4.375%	10/15/28	16,690,000	16,130,246
Cigna Corp., Senior Notes	2.375%	3/15/31	10,000,000	8,208,545
Cigna Corp., Senior Notes	4.800%	8/15/38	26,282,000	24,499,583
Cigna Corp., Senior Notes	4.900%	12/15/48	8,400,000	7,612,783
CommonSpirit Health, Secured Notes	4.350%	11/1/42	1,410,000	1,195,649
CVS Health Corp., Senior Notes	3.875%	7/20/25	4,447,000	4,343,832
CVS Health Corp., Senior Notes	3.625%	4/1/27	5,590,000	5,313,200
CVS Health Corp., Senior Notes	4.300%	3/25/28	15,750,000	15,263,432
CVS Health Corp., Senior Notes	3.750%	4/1/30	21,210,000	19,280,122
CVS Health Corp., Senior Notes	1.750%	8/21/30	10,000,000	7,903,732
CVS Health Corp., Senior Notes	1.875%	2/28/31	3,810,000	2,997,721
CVS Health Corp., Senior Notes	2.125%	9/15/31	13,700,000	10,897,226
CVS Health Corp., Senior Notes	4.125%	4/1/40	4,720,000	3,946,391
CVS Health Corp., Senior Notes	5.125%	7/20/45	12,410,000	11,371,190
CVS Health Corp., Senior Notes	5.050%	3/25/48	30,943,000	27,930,246
CVS Health Corp., Senior Notes	4.250%	4/1/50	11,275,000	9,028,839
Elevance Health Inc., Senior Notes	3.350%	12/1/24	4,140,000	4,015,848
Elevance Health Inc., Senior Notes	3.650%	12/1/27	5,815,000	5,493,133
Elevance Health Inc., Senior Notes	4.100%	5/15/32	3,580,000	3,340,600

See Notes to Financial Statements.

46	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Elevance Health Inc., Senior Notes	4.375%	12/1/47	4,000,000	$3,437,478
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	780,000	765,916	(a)
HCA Inc., Senior Notes	5.000%	3/15/24	330,000	328,261
HCA Inc., Senior Notes	5.375%	2/1/25	3,542,000	3,540,577
HCA Inc., Senior Notes	7.690%	6/15/25	723,000	758,532
HCA Inc., Senior Notes	5.250%	6/15/26	2,960,000	2,928,070
HCA Inc., Senior Notes	5.375%	9/1/26	518,000	512,939
HCA Inc., Senior Notes	5.625%	9/1/28	700,000	697,425
HCA Inc., Senior Notes	5.875%	2/1/29	4,060,000	4,055,852
HCA Inc., Senior Notes	3.500%	9/1/30	15,493,000	13,398,746
HCA Inc., Senior Notes	5.500%	6/15/47	5,920,000	5,285,563
HCA Inc., Senior Notes	7.500%	11/15/95	15,410,000	16,589,973
HCA Inc., Senior Secured Notes	4.500%	2/15/27	1,780,000	1,718,171
Humana Inc., Senior Notes	4.500%	4/1/25	2,460,000	2,432,322
Humana Inc., Senior Notes	3.950%	3/15/27	8,340,000	8,007,342
Humana Inc., Senior Notes	2.150%	2/3/32	4,440,000	3,476,211
Humana Inc., Senior Notes	4.625%	12/1/42	3,460,000	3,036,397
Humana Inc., Senior Notes	4.950%	10/1/44	2,476,000	2,248,358
Humana Inc., Senior Notes	4.800%	3/15/47	600,000	529,858
UnitedHealth Group Inc., Senior Notes	3.875%	12/15/28	2,622,000	2,506,129
UnitedHealth Group Inc., Senior Notes	4.000%	5/15/29	7,960,000	7,619,359
UnitedHealth Group Inc., Senior Notes	2.000%	5/15/30	11,310,000	9,357,629
UnitedHealth Group Inc., Senior Notes	2.300%	5/15/31	2,750,000	2,298,825
UnitedHealth Group Inc., Senior Notes	4.200%	5/15/32	9,820,000	9,351,437
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	10,000,000	10,438,260
UnitedHealth Group Inc., Senior Notes	4.250%	6/15/48	3,420,000	2,972,158
UnitedHealth Group Inc., Senior Notes	4.450%	12/15/48	10,480,000	9,360,947
UnitedHealth Group Inc., Senior Notes	3.700%	8/15/49	6,465,000	5,149,080
UnitedHealth Group Inc., Senior Notes	2.900%	5/15/50	1,080,000	735,731

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	47

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
UnitedHealth Group Inc., Senior Notes	3.875%	8/15/59	10,385,000	$8,183,012
UnitedHealth Group Inc., Senior Notes	3.125%	5/15/60	1,570,000	1,072,445
Total Health Care Providers & Services				378,949,157
Pharmaceuticals — 1.5%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	5,181,000	3,634,880	(a)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	36,000	18,890	(a)
Bausch Health Cos. Inc., Senior Notes	5.000%	2/15/29	20,974,000	10,079,850	(a)
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	22,301,000	10,772,777	(a)
Bausch Health Cos. Inc., Senior Notes	7.250%	5/30/29	6,789,000	3,288,761	(a)
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	67,480,000	32,477,787	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	590,000	502,430	(a)
Bristol-Myers Squibb Co., Senior Notes	2.900%	7/26/24	25,023,000	24,305,965
Bristol-Myers Squibb Co., Senior Notes	3.200%	6/15/26	12,042,000	11,495,675
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	2,693,000	2,498,229
Bristol-Myers Squibb Co., Senior Notes	4.550%	2/20/48	3,441,000	3,112,492
Johnson & Johnson, Senior Notes	0.550%	9/1/25	9,820,000	8,877,895
Johnson & Johnson, Senior Notes	0.950%	9/1/27	19,580,000	16,890,381
Johnson & Johnson, Senior Notes	3.625%	3/3/37	29,750,000	26,548,929
Johnson & Johnson, Senior Notes	2.100%	9/1/40	3,700,000	2,560,421
Merck & Co. Inc., Senior Notes	0.750%	2/24/26	17,050,000	15,115,241
Merck & Co. Inc., Senior Notes	1.450%	6/24/30	9,130,000	7,305,284
Merck & Co. Inc., Senior Notes	2.750%	12/10/51	20,400,000	13,729,812
Pfizer Inc., Senior Notes	0.800%	5/28/25	20,340,000	18,645,090
Pfizer Inc., Senior Notes	2.625%	4/1/30	14,195,000	12,502,801
Pfizer Inc., Senior Notes	1.700%	5/28/30	13,010,000	10,734,900
Pfizer Inc., Senior Notes	7.200%	3/15/39	5,000	6,071

See Notes to Financial Statements.

48	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Teva Pharmaceutical Finance Co. LLC, Senior Notes	6.150%	2/1/36	2,420,000	$2,133,948
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	19,249,000	18,854,973
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	6.000%	4/15/24	2,985,000	2,931,682
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	10,230,000	10,189,285
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	81,598,000	71,523,095
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.750%	5/9/27	9,740,000	8,816,158
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	6.750%	3/1/28	830,000	811,155
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	5.125%	5/9/29	25,910,000	23,107,759
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.100%	10/1/46	21,910,000	13,443,982
Wyeth LLC, Senior Notes	5.950%	4/1/37	5,098,000	5,504,628
Total Pharmaceuticals				392,421,226
Total Health Care				1,015,046,212
Industrials — 3.2%
Aerospace & Defense — 1.5%
Boeing Co., Senior Notes	1.433%	2/4/24	11,330,000	10,862,383
Boeing Co., Senior Notes	4.875%	5/1/25	45,320,000	45,013,764
Boeing Co., Senior Notes	2.196%	2/4/26	21,860,000	19,885,359
Boeing Co., Senior Notes	3.100%	5/1/26	3,720,000	3,504,930
Boeing Co., Senior Notes	2.700%	2/1/27	5,050,000	4,565,629
Boeing Co., Senior Notes	2.800%	3/1/27	4,740,000	4,284,263
Boeing Co., Senior Notes	3.200%	3/1/29	16,620,000	14,607,075
Boeing Co., Senior Notes	5.150%	5/1/30	16,970,000	16,598,216
Boeing Co., Senior Notes	3.250%	2/1/35	32,524,000	24,832,087
Boeing Co., Senior Notes	3.550%	3/1/38	3,780,000	2,799,966
Boeing Co., Senior Notes	5.705%	5/1/40	23,976,000	22,965,424
Boeing Co., Senior Notes	3.750%	2/1/50	9,510,000	6,569,074
Boeing Co., Senior Notes	5.805%	5/1/50	30,300,000	28,247,802
Boeing Co., Senior Notes	5.930%	5/1/60	14,430,000	13,222,533
General Dynamics Corp., Senior Notes	3.250%	4/1/25	1,740,000	1,687,481

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	49

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
General Dynamics Corp., Senior Notes	3.500%	5/15/25	1,990,000	$1,940,493
General Dynamics Corp., Senior Notes	4.250%	4/1/40	1,535,000	1,407,379
General Dynamics Corp., Senior Notes	4.250%	4/1/50	8,121,000	7,249,738
L3Harris Technologies Inc., Senior Notes	4.854%	4/27/35	2,988,000	2,795,001
L3Harris Technologies Inc., Senior Notes	5.054%	4/27/45	2,940,000	2,649,420
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	6,559,000	6,378,964
Lockheed Martin Corp., Senior Notes	3.900%	6/15/32	7,740,000	7,317,028
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	2,420,000	2,318,812
Lockheed Martin Corp., Senior Notes	4.150%	6/15/53	36,270,000	30,968,452
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	16,925,000	16,244,216
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	29,720,000	27,461,381
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	20,320,000	20,129,104
Raytheon Technologies Corp., Senior Notes	3.150%	12/15/24	6,150,000	5,926,713
Raytheon Technologies Corp., Senior Notes	3.950%	8/16/25	14,150,000	13,837,867
Raytheon Technologies Corp., Senior Notes	4.125%	11/16/28	7,780,000	7,462,260
Raytheon Technologies Corp., Senior Notes	2.250%	7/1/30	13,000,000	10,848,187
Raytheon Technologies Corp., Senior Notes	4.500%	6/1/42	4,109,000	3,714,542
Total Aerospace & Defense				388,295,543
Airlines — 0.7%
Delta Air Lines Inc., Senior Notes	3.800%	4/19/23	4,300,000	4,264,676
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	9,750,000	9,252,831
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	17,870,000	18,287,622
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	67,950,000	69,502,549	(a)
Delta Air Lines Inc./SkyMiles IP Ltd.,
Senior Secured Notes	4.500%	10/20/25	16,970,000	16,564,841	(a)

See Notes to Financial Statements.

50	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	15,300,000	$14,405,096	(a)
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	1,745,000	1,582,541	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	14,175,914	14,124,906	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	11,735,997	11,794,325	(a)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	10,350,000	9,611,279	(a)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	27,030,000	23,582,342	(a)
Total Airlines				192,973,008
Building Products — 0.0%††
Builders FirstSource Inc., Senior Notes	4.250%	2/1/32	3,190,000	2,591,820	(a)
Carrier Global Corp., Senior Notes	3.577%	4/5/50	840,000	602,797
Total Building Products				3,194,617
Commercial Services & Supplies — 0.1%
ADT Security Corp., Senior Secured Notes	4.125%	8/1/29	810,000	689,963	(a)
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	7,500,000	7,241,486
CoreCivic Inc., Senior Notes	4.750%	10/15/27	540,000	469,540
GFL Environmental Inc., Senior Secured Notes	4.250%	6/1/25	7,650,000	7,320,412	(a)
Republic Services Inc., Senior Notes	2.500%	8/15/24	9,100,000	8,726,066
Total Commercial Services & Supplies				24,447,467
Electrical Equipment — 0.0%††
Eaton Corp., Senior Notes	4.150%	11/2/42	4,160,000	3,574,112
Vertiv Group Corp., Senior Secured
Notes	4.125%	11/15/28	5,265,000	4,481,463	(a)
Total Electrical Equipment				8,055,575
Industrial Conglomerates — 0.2%
3M Co., Senior Notes	2.375%	8/26/29	10,110,000	8,596,143
3M Co., Senior Notes	3.050%	4/15/30	3,400,000	2,992,904

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	51

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Industrial Conglomerates — continued
3M Co., Senior Notes	3.700%	4/15/50	20,000,000	$15,408,670
Honeywell International Inc., Senior Notes	1.350%	6/1/25	9,750,000	9,022,037
Total Industrial Conglomerates				36,019,754
Machinery — 0.1%
Deere & Co., Senior Notes	3.100%	4/15/30	4,080,000	3,663,504
Deere & Co., Senior Notes	3.750%	4/15/50	24,850,000	21,109,155
Otis Worldwide Corp., Senior Notes	2.056%	4/5/25	6,550,000	6,133,848
Total Machinery				30,906,507
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC, Senior Notes	2.875%	6/15/52	2,120,000	1,423,560
Canadian Pacific Railway Co., Senior Notes	3.000%	12/2/41	730,000	553,444
Canadian Pacific Railway Co., Senior Notes	3.100%	12/2/51	10,360,000	7,013,130
Union Pacific Corp., Senior Notes	3.750%	7/15/25	8,730,000	8,490,413
Union Pacific Corp., Senior Notes	2.150%	2/5/27	4,380,000	3,961,423
Union Pacific Corp., Senior Notes	2.891%	4/6/36	28,460,000	22,718,627
Union Pacific Corp., Senior Notes	3.839%	3/20/60	23,430,000	18,230,881
Union Pacific Corp., Senior Notes	3.750%	2/5/70	12,515,000	9,192,433
XPO Inc., Senior Notes	6.250%	5/1/25	1,161,000	1,176,787	(a)
Total Road & Rail				72,760,698
Trading Companies & Distributors — 0.2%
Air Lease Corp., Senior Notes	3.375%	7/1/25	9,600,000	9,088,759
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	4,744,000	4,049,217	(a)
United Rentals North America Inc., Secured Notes	3.875%	11/15/27	2,380,000	2,206,546
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	96,000	94,928
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	5,413,000	5,141,565
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	1,560,000	1,468,514
United Rentals North America Inc., Senior Notes	3.875%	2/15/31	28,270,000	23,762,207
United Rentals North America Inc., Senior Notes	3.750%	1/15/32	10,600,000	8,661,578
Total Trading Companies & Distributors				54,473,314

See Notes to Financial Statements.

52	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Transportation Infrastructure — 0.1%
DP World Ltd., Senior Notes	5.625%	9/25/48	27,030,000	$25,449,394	(a)
Total Industrials				836,575,877
Information Technology — 2.1%
Communications Equipment — 0.0%††
CommScope Inc., Senior Secured Notes	6.000%	3/1/26	2,935,000	2,714,728	(a)
CommScope Inc., Senior Secured Notes	4.750%	9/1/29	4,927,000	3,981,385	(a)
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	2,740,000	1,865,342	(a)
Total Communications Equipment				8,561,455
IT Services — 0.4%
International Business Machines Corp., Senior Notes	3.000%	5/15/24	40,290,000	39,204,653	(f)
Mastercard Inc., Senior Notes	3.850%	3/26/50	4,530,000	3,804,849
PayPal Holdings Inc., Senior Notes	1.650%	6/1/25	12,430,000	11,550,590
PayPal Holdings Inc., Senior Notes	2.300%	6/1/30	6,750,000	5,560,461
Visa Inc., Senior Notes	3.150%	12/14/25	26,130,000	25,220,374
Visa Inc., Senior Notes	2.050%	4/15/30	9,790,000	8,295,361
Visa Inc., Senior Notes	4.300%	12/14/45	16,470,000	15,123,305
Total IT Services				108,759,593
Semiconductors & Semiconductor Equipment — 0.6%
Broadcom Inc., Senior Notes	4.150%	11/15/30	1,207,000	1,084,608
Broadcom Inc., Senior Notes	3.137%	11/15/35	57,100,000	42,158,178	(a)
Broadcom Inc., Senior Notes	3.187%	11/15/36	154,000	111,099	(a)
Broadcom Inc., Senior Notes	4.926%	5/15/37	1,635,000	1,432,190	(a)
Intel Corp., Senior Notes	3.700%	7/29/25	4,050,000	3,954,076
Intel Corp., Senior Notes	1.600%	8/12/28	12,160,000	10,352,461
Intel Corp., Senior Notes	4.750%	3/25/50	11,385,000	9,940,068
Intel Corp., Senior Notes	3.050%	8/12/51	5,950,000	3,878,916
NVIDIA Corp., Senior Notes	2.850%	4/1/30	7,890,000	6,900,861
NVIDIA Corp., Senior Notes	3.500%	4/1/40	17,250,000	14,040,727
NVIDIA Corp., Senior Notes	3.500%	4/1/50	47,120,000	35,799,655	(f)
NVIDIA Corp., Senior Notes	3.700%	4/1/60	16,020,000	11,900,531
NXP BV/NXP Funding LLC/NXP USA Inc., Senior Notes	2.700%	5/1/25	8,540,000	8,046,689
Texas Instruments Inc., Senior Notes	1.750%	5/4/30	8,690,000	7,163,833
Total Semiconductors & Semiconductor Equipment				156,763,892

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	53

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Software — 0.9%
Microsoft Corp., Senior Notes	2.875%	2/6/24	19,298,000	$18,964,108
Microsoft Corp., Senior Notes	2.700%	2/12/25	4,322,000	4,155,498
Microsoft Corp., Senior Notes	2.400%	8/8/26	54,765,000	51,138,043	(f)
Microsoft Corp., Senior Notes	3.300%	2/6/27	40,450,000	39,042,562	(f)
Microsoft Corp., Senior Notes	3.450%	8/8/36	367,000	326,109
Microsoft Corp., Senior Notes	2.525%	6/1/50	1,686,000	1,117,603
Microsoft Corp., Senior Notes	2.921%	3/17/52	3,247,000	2,314,047
Microsoft Corp., Senior Notes	3.041%	3/17/62	3,169,000	2,207,286
Oracle Corp., Senior Notes	1.650%	3/25/26	36,230,000	32,475,466
Oracle Corp., Senior Notes	2.950%	4/1/30	2,670,000	2,282,476
Oracle Corp., Senior Notes	2.875%	3/25/31	32,310,000	26,868,486
Salesforce Inc., Senior Notes	3.250%	4/11/23	11,370,000	11,330,307
Salesforce Inc., Senior Notes	3.700%	4/11/28	3,480,000	3,344,456
Workday Inc., Senior Notes	3.500%	4/1/27	6,020,000	5,635,205
Workday Inc., Senior Notes	3.700%	4/1/29	10,220,000	9,397,715
Workday Inc., Senior Notes	3.800%	4/1/32	12,300,000	10,892,042
Total Software				221,491,409
Technology Hardware, Storage & Peripherals — 0.2%
Apple Inc., Senior Notes	1.125%	5/11/25	33,600,000	30,963,299
Apple Inc., Senior Notes	2.450%	8/4/26	32,030,000	29,745,893
Total Technology Hardware, Storage & Peripherals				60,709,192
Total Information Technology				556,285,541
Materials — 1.3%
Chemicals — 0.4%
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	14,230,000	13,640,707	(a)
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	1,533,000	1,537,715
OCP SA, Senior Notes	4.500%	10/22/25	14,510,000	14,204,448	(a)
OCP SA, Senior Notes	3.750%	6/23/31	12,000,000	10,094,520	(a)
OCP SA, Senior Notes	5.125%	6/23/51	11,820,000	9,017,301	(a)
Orbia Advance Corp. SAB de CV, Senior Notes	1.875%	5/11/26	28,040,000	24,258,526	(a)
Orbia Advance Corp. SAB de CV, Senior Notes	2.875%	5/11/31	26,600,000	20,819,687	(a)
Total Chemicals				93,572,904

See Notes to Financial Statements.

54	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — 0.0%††
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Senior Notes	4.000%	9/1/29	780,000	$619,634	(a)
Ardagh Packaging Finance PLC/ Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	610,000	457,086	(a)
Ball Corp., Senior Notes	3.125%	9/15/31	12,830,000	10,320,837
Total Containers & Packaging				11,397,557
Metals & Mining — 0.7%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	3,400,000	3,291,949	(a)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	9,785,000	9,472,719	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	13,125,000	12,386,939	(a)
ArcelorMittal SA, Senior Notes	7.000%	10/15/39	3,490,000	3,556,390
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	8,454,000	8,530,990
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	8,260,000	8,382,705
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	7,630,000	7,431,216
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	40,000	39,958
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	130,000	128,297
Freeport-McMoRan Inc., Senior Notes	4.625%	8/1/30	5,720,000	5,337,186
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	26,672,000	24,119,356
Glencore Finance Canada Ltd., Senior Notes	6.000%	11/15/41	2,120,000	2,005,039	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	3,200,000	3,183,692	(a)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	33,008,000	32,494,217	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	15,750,000	14,887,365	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	30,800,000	29,461,043
Teck Resources Ltd., Senior Notes	3.900%	7/15/30	5,000,000	4,483,295
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	641,000	614,376
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	6,600,000	6,847,194

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	55

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	6,581,000	$6,958,670
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	10,350,000	9,708,370
Total Metals & Mining				193,320,966
Paper & Forest Products — 0.2%
Suzano Austria GmbH, Senior Notes	3.750%	1/15/31	40,390,000	33,975,321
Suzano Austria GmbH, Senior Notes	3.125%	1/15/32	10,070,000	7,865,164
Total Paper & Forest Products				41,840,485
Total Materials				340,131,912
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	3.875%	6/30/28	3,294,000	2,797,056	(a)
VICI Properties LP/VICI Note Co. Inc., Senior Notes	4.500%	1/15/28	340,000	313,878	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	23,980,000	22,679,058	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	4.750%	9/17/44	600,000	417,019	(a)
Total Real Estate				26,207,011
Utilities — 0.3%
Electric Utilities — 0.3%
American Transmission Systems Inc., Senior Notes	2.650%	1/15/32	6,040,000	4,972,899	(a)
Berkshire Hathaway Energy Co., Senior Notes	6.125%	4/1/36	156,000	164,320
Duke Energy Carolinas LLC, First Mortgage Bonds	5.300%	2/15/40	3,000,000	2,982,630
Duke Energy Ohio Inc., Secured Bonds	3.650%	2/1/29	7,740,000	7,183,239
Exelon Corp., Senior Notes	5.625%	6/15/35	5,126,000	5,214,755
FirstEnergy Corp., Senior Notes	1.600%	1/15/26	5,780,000	5,119,834
FirstEnergy Corp., Senior Notes	4.400%	7/15/27	15,802,000	14,734,550
FirstEnergy Corp., Senior Notes	5.350%	7/15/47	10,344,000	9,253,366
Pacific Gas and Electric Co., First Mortgage Bonds	2.100%	8/1/27	6,640,000	5,680,828
Pacific Gas and Electric Co., First Mortgage Bonds	2.500%	2/1/31	8,320,000	6,474,346
Pacific Gas and Electric Co., First Mortgage Bonds	3.300%	8/1/40	1,720,000	1,170,422

See Notes to Financial Statements.

56	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Pacific Gas and Electric Co., First Mortgage Bonds	3.500%	8/1/50	4,040,000	$2,524,649
Progress Energy Inc., Senior Notes	6.000%	12/1/39	4,800,000	4,874,817
Total Electric Utilities				70,350,655
Multi-Utilities — 0.0%††
Consolidated Edison Co. of New York Inc., Senior Notes	3.350%	4/1/30	5,400,000	4,869,320
Consolidated Edison Co. of New York Inc., Senior Notes	3.950%	4/1/50	4,490,000	3,543,842
Dominion Energy Inc., Senior Notes	7.000%	6/15/38	3,600,000	3,873,450
Total Multi-Utilities				12,286,612
Total Utilities				82,637,267
Total Corporate Bonds & Notes (Cost — $11,924,421,885)				10,439,148,650
Mortgage-Backed Securities — 26.7%
FHLMC — 4.6%
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	6/1/23-9/1/52	46,777,968	46,397,962
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	9/1/32-4/1/52	54,128,343	48,473,037
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	8/1/33-5/1/52	35,097,524	33,065,630
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	8/1/36	236	241
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/38	1,595,964	1,656,390
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	4/1/41-4/1/52	425,463,718	365,712,039
Federal Home Loan Mortgage Corp. (FHLMC)	2.000%	9/1/41-2/1/52	474,510,753	391,343,770
Federal Home Loan Mortgage Corp. (FHLMC)	1.500%	10/1/41-11/1/41	5,535,880	4,491,513
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/42-7/1/49	104,372,150	99,749,276
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	3/1/47-6/1/52	43,674,443	42,745,072
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.619%)	2.878%	11/1/47	15,813,442	15,241,353	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	57

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.621%)	3.091%	2/1/50	22,398,359	$21,501,184	(c)
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.628%)	3.009%	11/1/48	45,482,867	43,111,420	(c)
Federal Home Loan Mortgage Corp. (FHLMC) (5 year Treasury Constant Maturity Rate + 1.284%)	2.105%	3/1/47	3,191,072	3,028,687	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.500%	7/1/23-6/1/47	3,026,287	2,976,471
Federal Home Loan Mortgage Corp. (FHLMC) Gold	5.000%	9/1/23-4/1/44	974,200	980,966
Federal Home Loan Mortgage Corp. (FHLMC) Gold	6.500%	7/1/29-9/1/39	1,196,060	1,247,770
Federal Home Loan Mortgage Corp. (FHLMC) Gold	7.000%	4/1/32-3/1/39	312,952	334,302
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.500%	8/1/33-3/1/45	12,504,407	11,790,100
Federal Home Loan Mortgage Corp. (FHLMC) Gold	5.500%	11/1/35	2,694	2,745
Federal Home Loan Mortgage Corp. (FHLMC) Gold	6.000%	11/1/36	7,038	7,364
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	2/1/38-9/1/48	61,852,763	55,784,462
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.000%	10/1/42-8/1/47	22,228,713	21,409,156
Total FHLMC				1,211,050,910
FNMA — 15.5%
Federal National Mortgage Association (FNMA)	4.500%	7/1/23-1/1/59	165,066,491	161,912,893
Federal National Mortgage Association (FNMA)	6.000%	4/1/24-7/1/41	16,387,977	17,036,894
Federal National Mortgage Association (FNMA)	2.810%	4/1/25	3,150,000	3,016,404
Federal National Mortgage Association (FNMA)	3.200%	2/1/29	270,273	253,228
Federal National Mortgage Association (FNMA)	6.500%	2/1/29-5/1/40	5,285,334	5,579,203
Federal National Mortgage Association (FNMA)	3.450%	3/1/29	612,953	581,189

See Notes to Financial Statements.

58	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	3.160%	5/1/29	5,716,392	$5,297,135
Federal National Mortgage Association (FNMA)	3.250%	5/1/29	682,823	639,587
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-2/1/39	1,690,223	1,774,311
Federal National Mortgage Association (FNMA)	7.500%	11/1/29	891	931
Federal National Mortgage Association (FNMA)	2.930%	6/1/30	1,009,412	915,804
Federal National Mortgage Association (FNMA)	2.149%	2/1/32	2,949,133	2,457,188	(c)
Federal National Mortgage Association (FNMA)	3.520%	6/1/32	1,380,000	1,283,531
Federal National Mortgage Association (FNMA)	3.670%	6/1/32	1,200,493	1,133,512
Federal National Mortgage Association (FNMA)	3.730%	6/1/32	1,660,000	1,571,334
Federal National Mortgage Association (FNMA)	3.900%	6/1/32-8/1/32	5,164,000	4,846,312
Federal National Mortgage Association (FNMA)	3.560%	7/1/32	3,380,000	3,151,117
Federal National Mortgage Association (FNMA)	3.830%	7/1/32	1,377,000	1,312,561
Federal National Mortgage Association (FNMA)	3.840%	7/1/32-8/1/32	7,637,000	7,278,329
Federal National Mortgage Association (FNMA)	3.860%	7/1/32	385,656	369,347
Federal National Mortgage Association (FNMA)	3.880%	7/1/32	1,988,701	1,903,198
Federal National Mortgage Association (FNMA)	3.890%	7/1/32	24,732,000	23,214,343
Federal National Mortgage Association (FNMA)	4.060%	7/1/32	6,838,254	6,519,698
Federal National Mortgage Association (FNMA)	4.110%	7/1/32	469,000	455,101
Federal National Mortgage Association (FNMA)	4.130%	7/1/32	1,200,000	1,166,226
Federal National Mortgage Association (FNMA)	4.185%	7/1/32	1,604,000	1,565,755

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	59

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	3.850%	8/1/32	5,840,000	$5,461,054
Federal National Mortgage Association (FNMA)	3.740%	9/1/32	5,904,000	5,580,048
Federal National Mortgage Association (FNMA)	3.980%	10/1/32	16,299,000	15,400,784
Federal National Mortgage Association (FNMA)	4.410%	10/1/32-12/1/32	16,565,508	16,441,753
Federal National Mortgage Association (FNMA)	4.260%	11/1/32	8,798,000	8,622,752
Federal National Mortgage Association (FNMA)	4.370%	11/1/32	6,880,000	6,803,623
Federal National Mortgage Association (FNMA)	4.440%	11/1/32	3,535,000	3,522,485
Federal National Mortgage Association (FNMA)	4.520%	11/1/32	8,850,000	8,857,160
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-11/1/46	33,571,304	33,879,824
Federal National Mortgage Association (FNMA)	3.500%	9/1/33-5/1/52	362,197,439	336,478,812
Federal National Mortgage Association (FNMA)	3.000%	7/1/35-6/1/52	553,785,270	500,804,431
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-9/1/56	17,453,943	18,117,316
Federal National Mortgage Association (FNMA)	2.500%	3/1/38-9/1/61	562,825,918	482,117,806
Federal National Mortgage Association (FNMA)	2.000%	6/1/41-3/1/52	501,953,479	413,485,102
Federal National Mortgage Association (FNMA)	4.000%	4/1/42-6/1/57	316,999,465	302,853,387
Federal National Mortgage Association (FNMA)	1.500%	1/1/51-3/1/51	47,274,349	36,562,810
Federal National Mortgage Association (FNMA)	2.000%	1/1/52-2/1/52	158,200,000	128,776,116	(g)
Federal National Mortgage Association (FNMA)	2.500%	1/1/52-2/1/52	503,000,000	426,040,567	(g)
Federal National Mortgage Association (FNMA)	3.000%	1/1/52-2/1/52	396,300,000	347,945,094	(g)
Federal National Mortgage Association (FNMA)	3.500%	1/1/52-2/1/52	367,300,000	333,763,434	(g)

See Notes to Financial Statements.

60	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	4.000%	1/1/52-2/1/52	152,600,000	$143,150,743	(g)
Federal National Mortgage Association (FNMA)	4.500%	1/1/52-2/1/52	193,300,000	186,076,630	(g)
Federal National Mortgage Association (FNMA)	5.000%	2/1/52	73,400,000	72,326,720	(g)
Federal National Mortgage Association (FNMA)	5.500%	2/1/52	33,600,000	33,676,315	(g)
Federal National Mortgage Association (FNMA) (Federal Reserve US 12 mo. Cumulative Average 1 Year CMT + 1.812%)	3.521%	11/1/35	7,122	6,954	(c)
Total FNMA				4,121,986,851
GNMA — 6.6%
Government National Mortgage Association (GNMA)	7.500%	5/15/23-9/15/31	5,405	5,412
Government National Mortgage Association (GNMA)	7.000%	9/15/23-7/15/31	20,226	21,172
Government National Mortgage Association (GNMA)	6.500%	4/15/28-1/15/39	1,200,303	1,240,821
Government National Mortgage Association (GNMA)	6.000%	1/15/29-2/15/37	3,423,623	3,555,152
Government National Mortgage Association (GNMA)	8.000%	12/15/30-1/15/31	7,273	7,297
Government National Mortgage Association (GNMA)	5.500%	7/15/33-6/15/36	2,554,774	2,673,149
Government National Mortgage Association (GNMA)	3.000%	9/15/42-11/15/42	25,385,747	23,270,851
Government National Mortgage Association (GNMA)	4.000%	4/15/47-3/15/50	20,907,412	20,084,051
Government National Mortgage Association (GNMA)	3.500%	6/15/48-5/15/50	8,426,500	7,898,543
Government National Mortgage Association (GNMA) II	5.000%	4/20/35-12/20/51	4,905,812	4,968,969
Government National Mortgage Association (GNMA) II	6.500%	10/20/37	826,938	876,694
Government National Mortgage Association (GNMA) II	6.000%	9/20/38-11/20/41	1,794,180	1,896,118
Government National Mortgage Association (GNMA) II	4.500%	1/20/40-12/20/50	87,606,879	86,040,979

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	61

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	3.500%	6/20/44-6/20/52	231,966,731	$215,560,901
Government National Mortgage Association (GNMA) II	4.000%	3/20/45-4/20/50	77,483,606	74,643,759
Government National Mortgage Association (GNMA) II	3.000%	1/20/46-4/20/52	197,684,636	175,734,675
Government National Mortgage Association (GNMA) II	2.500%	8/20/50-4/20/51	32,923,667	28,708,105
Government National Mortgage Association (GNMA) II	2.500%	1/1/52-2/1/52	395,600,000	342,927,343	(g)
Government National Mortgage Association (GNMA) II	3.000%	1/1/52-2/1/52	204,000,000	181,721,391	(g)
Government National Mortgage Association (GNMA) II	3.500%	1/1/52-2/1/52	104,200,000	95,777,440	(g)
Government National Mortgage Association (GNMA) II	4.000%	2/1/52	106,700,000	101,031,956	(g)
Government National Mortgage Association (GNMA) II	4.500%	2/1/52	99,900,000	96,948,896	(g)
Government National Mortgage Association (GNMA) II	5.000%	2/1/52	145,700,000	144,372,013	(g)
Government National Mortgage Association (GNMA) II	5.500%	2/1/52	96,300,000	96,793,330	(g)
Government National Mortgage Association (GNMA) II	6.000%	2/1/52	38,200,000	38,741,299	(g)
Total GNMA				1,745,500,316
Total Mortgage-Backed Securities (Cost — $7,459,136,046)				7,078,538,077
Collateralized Mortgage Obligations (h) —10.5%
Alternative Loan Trust, 2006-6CB 1A4	5.500%	5/25/36	2,875,943	2,375,332
Alternative Loan Trust, 2006-18CB A6 (-4.000 x 1 mo. USD LIBOR + 28.600%)	11.045%	7/25/36	4,785,610	4,511,924	(c)
Alternative Loan Trust, 2006-23CB 2A6,PAC (-4.000 x 1 mo. USD LIBOR + 28.400%)	10.845%	8/25/36	2,366,739	1,521,456	(c)
Alternative Loan Trust, 2006-43CB 1A10	6.000%	2/25/37	3,646,255	2,095,919
Alternative Loan Trust, 2006-43CB 3A3, IO (-1.000 x 1 mo. USD LIBOR + 6.630%)	2.241%	2/25/37	10,555,150	1,313,367	(c)
Alternative Loan Trust, 2006-OA9 2A1B (1 mo. USD LIBOR + 0.200%)	4.553%	7/20/46	251,575	186,888	(c)

See Notes to Financial Statements.

62	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Angel Oak Mortgage Trust I LLC, 2019-2 B1	5.016%	3/25/49	7,000,000	$6,715,992	(a)(c)
Banc of America Funding Trust, 2015-R2 3A2 (1 mo. USD LIBOR + 0.260%)	4.649%	4/29/37	10,687,334	10,445,931	(a)(c)
BANK, 2020-BN29 C	3.028%	11/15/53	2,500,000	1,783,891	(c)
BBCCRE Trust, 2015-GTP E	4.563%	8/10/33	33,260,000	27,832,148	(a)(c)
BBCMS Trust, 2018-CBM D (1 mo. USD LIBOR + 2.391%)	6.709%	7/15/37	16,390,000	15,481,265	(a)(c)
BCAP LLC Trust, 2010-RR9 6A2	6.000%	10/26/35	8,514,603	6,726,920	(a)(c)
Bear Stearns Asset Backed Securities Trust, 2004-AC6 A1	5.750%	11/25/34	1,829,171	1,542,112
Bear Stearns Asset Backed Securities Trust, 2006-AC4 A2 (-4.333 x 1 mo. USD LIBOR + 36.250%)	17.234%	7/25/36	1,466,249	1,448,756	(c)
Bear Stearns Mortgage Funding Trust, 2007-AR2 A1 (1 mo. USD LIBOR + 0.170%)	4.559%	3/25/37	8,165,678	7,416,943	(c)
Benchmark Mortgage Trust, 2020-IG1 AS	2.909%	9/15/43	28,980,000	23,242,418	(c)
BHMS Mortgage Trust, 2018-MZB (1 mo. USD LIBOR + 6.637%)	10.954%	7/15/25	93,060,000	79,431,828	(a)(c)
BIG Commercial Mortgage Trust, 2022-BIG F (1 mo. Term SOFR + 5.436%)	9.771%	2/15/39	13,160,000	12,299,241	(a)(c)
BPR Trust, 2022-OANA A (1 mo. Term SOFR + 1.898%)	6.234%	4/15/37	9,650,000	9,440,135	(a)(c)
BX Commercial Mortgage Trust, 2019-XL A (1 mo. USD LIBOR + 1.034%)	5.370%	10/15/36	16,149,058	15,960,938	(a)(c)
BX Commercial Mortgage Trust, 2021-XL2 J (1 mo. USD LIBOR + 3.890%)	8.208%	10/15/38	9,267,151	8,442,131	(a)(c)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	8.441%	2/15/39	23,451,131	21,609,070	(a)(c)
BX Trust, 2022-PSB A (1 mo. Term SOFR + 2.451%)	6.787%	8/15/39	32,780,749	32,757,218	(a)(c)
Chevy Chase Funding LLC Mortgage- Backed Certificates Series, 2005-4A A1 (1 mo. USD LIBOR + 0.200%)	4.589%	10/25/36	205,691	178,985	(a)(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	63

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	2,800,000	$2,662,547
Citigroup Commercial Mortgage Trust, 2017-P7 B	4.137%	4/14/50	9,194,000	8,100,480	(c)
Citigroup Mortgage Loan Trust Inc., 2005-5 1A5	3.225%	8/25/35	38,627	30,985	(c)
Cold Storage Trust, 2020-ICE5 A (1 mo. USD LIBOR + 0.900%)	5.218%	11/15/37	112,444,286	109,477,859	(a)(c)
COLT Mortgage Loan Trust, 2022-6 A1	4.650%	6/27/67	28,815,916	27,725,882	(a)
Commercial Mortgage Pass-Through Certificates, 2014-CR21 A3	3.528%	12/10/47	517,997	498,801
Commercial Mortgage Pass-Through Certificates, 2015-DC1 C	4.297%	2/10/48	3,070,000	2,646,907	(c)
Commercial Mortgage Trust, 2013-CR12 AM	4.300%	10/10/46	1,723,000	1,572,347
Commercial Mortgage Trust, 2013-CR12 B	4.762%	10/10/46	1,470,000	1,333,220	(c)
Commercial Mortgage Trust, 2013-CR12 C	5.037%	10/10/46	730,000	500,481	(c)
Commercial Mortgage Trust, 2014-CR19 B	4.697%	8/10/47	8,410,000	8,025,450	(c)
Commercial Mortgage Trust, 2014-CR21 C	4.418%	12/10/47	11,948,000	10,741,343	(c)
Commercial Mortgage Trust, 2015-DC1 B	4.035%	2/10/48	7,160,000	6,622,745	(c)
Commercial Mortgage Trust, 2020-CX A	2.173%	11/10/46	15,770,000	12,270,464	(a)
Commercial Mortgage Trust, 2020-CX B	2.446%	11/10/46	5,000,000	3,757,463	(a)
CSMC Trust, 2014-USA A2	3.953%	9/15/37	12,520,000	11,274,349	(a)
CSMC Trust, 2014-USA E	4.373%	9/15/37	13,470,000	7,548,764	(a)
CSMC Trust, 2015-2R 7A1	3.060%	8/27/36	2,366,244	2,362,524	(a)(c)
CSMC Trust, 2015-4R 3A3 (1 mo. USD LIBOR + 0.310%)	3.304%	10/27/36	37,260,911	15,281,955	(a)(c)
CSMC Trust, 2017-CHOP G (1 mo. USD LIBOR + 5.350%)	9.668%	7/15/32	23,400,000	21,266,304	(a)(c)
CSMC Trust, 2017-TIME A	3.646%	11/13/39	21,200,000	18,104,259	(a)
CSMC Trust, 2018-J1 A2	3.500%	2/25/48	34,978,603	30,568,781	(a)(c)
CSMC Trust, 2019-RIO A (1 mo. USD LIBOR + 3.024%)	7.342%	2/15/23	147,129,706	147,066,676	(a)(c)

See Notes to Financial Statements.

64	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
CSMC Trust, 2020-522F A (1 mo. USD LIBOR + 3.853%)	8.189%	9/16/25	47,520,000	$42,079,996	(a)(c)
CSMC Trust, 2020-FACT F (1 mo. USD LIBOR + 6.157%)	10.475%	10/15/37	7,990,000	6,731,961	(a)(c)
CSMC Trust, 2020-RPL3 A1	2.691%	3/25/60	164,247	157,265	(a)(c)
CSMC Trust, 2020-RPL6 A1	2.688%	3/25/59	28,108,238	26,694,413	(a)(c)
CSMC Trust, 2021-4SZN A (1 mo. Term SOFR + 3.967%)	8.303%	11/15/23	50,000,000	48,577,040	(a)(c)
CSMC Trust, 2021-RPL1 A1	1.668%	9/27/60	13,342,155	12,648,128	(a)(c)
CSMC Trust, 2021-RPL2 A1	2.000%	1/25/60	13,410,071	11,240,236	(a)(c)
CSMC Trust, 2022-7R 1A1	5.540%	10/25/66	44,384,496	44,608,140	(a)
CSMC Trust, 2022-CNTR A (1 mo. Term SOFR + 3.944%)	8.280%	1/15/24	33,000,000	29,008,831	(a)(c)
CSMC Trust, 2022-MARK XCP, IO	0.064%	6/15/39	131,200,000	77,808	(a)(c)
DBCG Mortgage Trust, 2017-BBG A (1 mo. USD LIBOR + 0.700%)	5.018%	6/15/34	20,260,000	19,917,963	(a)(c)
Extended Stay America Trust, 2021- ESH E (1 mo. USD LIBOR + 2.850%)	7.168%	7/15/38	7,223,822	6,901,742	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multiclass Certificates, 2020-RR02 BX, IO	1.666%	8/27/28	15,503,008	1,185,138	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multiclass Certificates, 2020-RR07 AX, IO	2.468%	9/27/28	34,072,000	3,885,670	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily PC REMIC Trust, 2019-RR01 X, IO	1.534%	6/25/28	22,500,000	1,530,922	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K104 XAM, IO	1.385%	1/25/30	15,496,000	1,232,276	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K110 X1, IO	1.697%	4/25/30	36,573,609	3,342,762	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K116 X1, IO	1.425%	7/25/30	9,340,221	753,197	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	65

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K123 X1, IO	0.774%	12/25/30	27,872,027	$1,289,407	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K137 X1, IO	0.199%	11/25/31	15,035,869	210,194	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K743 X1, IO	0.925%	5/25/28	75,959,049	3,118,833	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K095 XAM, IO	1.240%	6/25/29	6,300,000	422,086	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K101 X1, IO	0.835%	10/25/29	20,551,026	923,787	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K133 X1, IO	0.348%	9/25/31	85,104,195	2,075,879	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K142 X1, IO	0.297%	3/25/32	69,290,823	1,575,694	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K143 X1, IO	0.342%	4/25/55	6,996,424	185,356	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K145 X1, IO	0.317%	6/25/55	71,618,631	1,806,652	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K146 X1, IO	0.230%	6/25/54	67,235,341	1,330,567	(c)

See Notes to Financial Statements.

66	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K147 X1, IO	0.357%	6/25/32	24,988,680	$729,240	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K149 X1, IO	0.264%	8/25/32	295,616,674	6,884,558	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K736 X1, IO	1.289%	7/25/26	19,421,751	719,578	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K737 X1, IO	0.638%	10/25/26	43,137,919	802,917	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K741 X1, IO	0.571%	12/25/27	43,107,718	998,086	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K742 X1, IO	0.779%	3/25/28	20,483,725	573,272	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K1517 X1, IO	1.324%	7/25/35	18,231,758	1,920,129	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K1520 X1, IO	0.472%	2/25/36	12,972,906	529,655	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, KC05 X1, IO	1.212%	6/25/27	12,177,302	364,791	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	3,382,746	3,473,428
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 2957 ZA, PAC	5.000%	3/15/35	5,340,926	5,356,983

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	67

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3242 SC, IO (-1.000 x 1 mo. USD LIBOR + 6.290%)	1.972%	11/15/36	629,643	$48,783	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3281 AI, IO (-1.000 x 1 mo. USD LIBOR + 6.430%)	2.112%	2/15/37	3,459,991	294,045	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3368 AI, IO (-1.000 x 1 mo. USD LIBOR + 6.030%)	1.712%	9/15/37	1,000,315	72,315	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3422 AI, IO, Step bond (4.650% to 6/1/26 then 5.650%)	0.250%	1/15/38	379,357	3,362
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3621 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.230%)	1.912%	1/15/40	1,303,775	118,705	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3639 EY	5.000%	2/15/30	1,882,490	1,861,821
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3768 MB, PAC-1	4.000%	12/15/39	245,406	244,765
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3947 SG, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	1.632%	10/15/41	2,284,537	193,264	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3973 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.490%)	2.172%	12/15/41	2,345,504	228,164	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4054 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	1.732%	8/15/39	1,760,647	134,572	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4099 ST, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	1.682%	8/15/42	623,243	60,563	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4119 IN, IO	3.500%	10/15/32	1,723,961	171,617
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4146 DI, IO	3.000%	12/15/31	1,208,815	65,908
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4203 PS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.250%)	1.932%	9/15/42	1,137,079	81,881	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4239 IO, IO	3.500%	6/15/27	901,505	39,808

See Notes to Financial Statements.

68	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4298 PI, IO, PAC	4.000%	4/15/43	235,255	$9,517
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4415 IO, IO	0.000%	4/15/41	2,449,725	98,517	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4793 CB	3.000%	5/15/48	8,460,886	7,678,665
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4793 CD	3.000%	6/15/48	5,715,210	5,148,468
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4813 CJ	3.000%	8/15/48	4,449,394	3,859,746
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 IK, IO	2.500%	9/25/50	8,559,039	1,280,819
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 JI, IO	2.500%	9/25/50	23,383,870	3,621,984
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5013 IN, IO	2.500%	9/25/50	9,610,014	1,496,185
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5018 MI, IO	2.000%	10/25/50	18,038,945	2,463,149
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5040 IB, IO	2.500%	11/25/50	5,589,269	830,876
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5059 IB, IO	2.500%	1/25/51	28,175,045	4,533,139
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5069 MI, IO	2.500%	2/25/51	6,781,330	1,017,316
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5085 NI, IO	2.000%	3/25/51	10,053,806	1,161,234
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5140 NI, IO	2.500%	5/25/49	34,129,982	4,623,459
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5148 BI, IO	2.500%	1/25/49	6,432,955	897,786
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5148 CI, IO	2.000%	6/25/49	3,180,214	358,833
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5224 HL	4.000%	4/25/52	13,209,410	11,904,263
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5230 PE	2.000%	12/25/51	8,600,000	6,695,641
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4391 MZ	3.000%	9/15/44	9,731,221	8,410,395

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	69

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA6 M1B (30 Day Average SOFR + 3.700%)	7.628%	9/25/42	5,000,000	$5,105,905	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA5 B1 (30 Day Average SOFR + 4.800%)	8.728%	10/25/50	18,832,000	19,322,464	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA5 M2 (30 Day Average SOFR + 2.800%)	6.728%	10/25/50	17,633,383	17,778,201	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA6 M2 (30 Day Average SOFR + 2.000%)	5.928%	12/25/50	29,211,525	29,025,938	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA1 M2 (30 Day Average SOFR + 1.800%)	5.728%	1/25/51	28,643,840	27,984,023	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B1 (30 Day Average SOFR + 3.050%)	6.978%	1/25/34	11,560,000	10,592,851	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA2 M1B (30 Day Average SOFR + 2.400%)	6.328%	2/25/42	32,190,000	31,348,531	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 M1	4.000%	8/25/56	17,551,957	17,136,948	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 283 IO, IO	3.500%	10/15/27	249,105	11,847
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	0.000%	2/15/38	528,533	20,687	(c)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 334 S7, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	1.782%	8/15/44	4,183,591	439,802	(c)

See Notes to Financial Statements.

70	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 353 S1, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	1.682%	12/15/46	10,945,554	$968,359	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 B1 (30 Day Average SOFR + 3.400%)	7.328%	8/25/33	13,640,000	12,645,199	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-DNA1 B1 (1 mo. USD LIBOR + 3.150%)	7.539%	7/25/30	10,790,000	10,898,214	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 M2 (30 Day Average SOFR + 2.300%)	6.228%	8/25/33	28,980,000	28,671,314	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA5 M1B (30 Day Average SOFR + 4.500%)	8.428%	6/25/42	33,000,000	34,551,785	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2014-C03 1M2 (1 mo. USD LIBOR + 3.000%)	7.389%	7/25/24	23,231,912	23,679,810	(c)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 1M2 (1 mo. USD LIBOR + 5.000%)	9.389%	7/25/25	5,449,460	5,536,017	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C07 1B1 (1 mo. USD LIBOR + 4.000%)	8.389%	5/25/30	12,183,000	12,507,779	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01 1B1 (1 mo. USD LIBOR + 3.550%)	7.939%	7/25/30	13,830,000	14,093,987	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03 1B1 (1 mo. USD LIBOR + 3.750%)	8.139%	10/25/30	21,245,000	21,498,599	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-C05 1B1 (1 mo. USD LIBOR + 4.250%)	8.639%	1/25/31	27,202,000	28,140,121	(a)(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	71

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Federal National Mortgage Association (FNMA) — CAS, 2018-R07 1B1 (1 mo. USD LIBOR + 4.350%)	8.739%	4/25/31	8,100,000	$8,243,825	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R05 1B1 (1 mo. USD LIBOR + 4.100%)	8.489%	7/25/39	4,561,503	4,625,752	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2022-R07 1M1 (30 Day Average SOFR + 2.950%)	6.894%	6/25/42	15,415,322	15,559,788	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2022-R08 1M2 (30 Day Average SOFR + 3.600%)	7.528%	7/25/42	3,000,000	2,979,854	(a)(c)
Federal National Mortgage Association (FNMA) ACES, 2013-M6 1AC	3.352%	2/25/43	1,176,930	1,101,015	(c)
Federal National Mortgage Association (FNMA) ACES, 2017-M8 A2	3.061%	5/25/27	3,397,777	3,198,873	(c)
Federal National Mortgage Association (FNMA) ACES, 2018-M9 APT2	3.103%	4/25/28	2,074,191	1,937,534	(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M4 A2	3.610%	2/25/31	5,140,000	4,839,575
Federal National Mortgage Association (FNMA) ACES, 2019-M5 A2	3.273%	2/25/29	9,980,000	9,284,177
Federal National Mortgage Association (FNMA) ACES, 2019-M6 A2	3.450%	1/1/29	6,430,562	6,126,597
Federal National Mortgage Association (FNMA) ACES, 2019-M13 X1, IO	0.825%	6/25/34	11,714,657	534,855	(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M14 X1, IO	0.561%	6/25/29	52,229,907	1,438,174	(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M19 A2	2.560%	9/25/29	6,085,811	5,418,114

See Notes to Financial Statements.

72	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Federal National Mortgage Association (FNMA) ACES, 2019-M23 3A3	2.720%	10/25/31	6,879,680	$5,971,921	(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M28 AV	2.232%	2/25/27	10,440,581	9,663,124
Federal National Mortgage Association (FNMA) ACES, 2020-M6 A	2.500%	10/25/37	3,427,513	2,940,155
Federal National Mortgage Association (FNMA) ACES, 2020-M36 X1, IO	1.498%	9/25/34	41,689,301	3,323,575	(c)
Federal National Mortgage Association (FNMA) REMIC, 2005-88 IP, IO	0.031%	10/25/35	1,229,379	52,389	(c)
Federal National Mortgage Association (FNMA) REMIC, 2006-28 IP, IO	0.000%	3/25/36	736,160	32,141	(c)
Federal National Mortgage Association (FNMA) REMIC, 2006-59 IP, IO	0.155%	7/25/36	1,721,820	123,461	(c)
Federal National Mortgage Association (FNMA) REMIC, 2006-118 IP1, IO	4.076%	12/25/36	1,824,887	120,948	(c)
Federal National Mortgage Association (FNMA) REMIC, 2006-118 IP2, IO	3.644%	12/25/36	2,207,012	104,977	(c)
Federal National Mortgage Association (FNMA) REMIC, 2010-27 AS, IO (-1.000 x 1 mo. USD LIBOR + 6.480%)	2.091%	4/25/40	958,360	92,694	(c)
Federal National Mortgage Association (FNMA) REMIC, 2010-123 PM, PAC	4.000%	7/25/40	5,518,389	5,391,669
Federal National Mortgage Association (FNMA) REMIC, 2011-59 NZ	5.500%	7/25/41	511,347	520,398
Federal National Mortgage Association (FNMA) REMIC, 2011-99 KS, IO (-1.000 x 1 mo. USD LIBOR + 6.700%)	2.311%	10/25/26	265,239	4,247	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	73

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Federal National Mortgage Association (FNMA) REMIC, 2012-28 B	6.500%	6/25/39	203,053	$206,842
Federal National Mortgage Association (FNMA) REMIC, 2012-035 SC, IO (-1.000 x 1 mo. USD LIBOR + 6.500%)	2.111%	4/25/42	1,233,043	132,293	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-046 BA	6.000%	5/25/42	1,937,489	2,013,690
Federal National Mortgage Association (FNMA) REMIC, 2012-51 B	7.000%	5/25/42	2,946,567	3,150,278
Federal National Mortgage Association (FNMA) REMIC, 2012-074 OA, PO	0.000%	3/25/42	184,536	162,840
Federal National Mortgage Association (FNMA) REMIC, 2012-074 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.650%)	2.261%	3/25/42	2,091,913	128,245	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-75 AO, PO	0.000%	3/25/42	110,419	97,067
Federal National Mortgage Association (FNMA) REMIC, 2012-75 NS, IO (-1.000 x 1 mo. USD LIBOR + 6.600%)	2.211%	7/25/42	215,002	24,381	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-93 UI, IO	3.000%	9/25/27	430,163	19,086
Federal National Mortgage Association (FNMA) REMIC, 2012-101 BI, IO	4.000%	9/25/27	370,178	10,922
Federal National Mortgage Association (FNMA) REMIC, 2012-133 CS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	1.761%	12/25/42	1,593,111	161,882	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-134 MS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	1.761%	12/25/42	1,218,093	136,116	(c)

See Notes to Financial Statements.

74	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Federal National Mortgage Association (FNMA) REMIC, 2012-134 SK, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	1.761%	12/25/42	3,930,054	$409,620	(c)
Federal National Mortgage Association (FNMA) REMIC, 2013-9 BC	6.500%	7/25/42	2,709,976	2,862,087
Federal National Mortgage Association (FNMA) REMIC, 2013-9 CB	5.500%	4/25/42	7,461,506	7,583,683
Federal National Mortgage Association (FNMA) REMIC, 2013-9 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	1.761%	3/25/42	2,275,669	126,664	(c)
Federal National Mortgage Association (FNMA) REMIC, 2013-14 IG, IO	4.000%	3/25/43	2,232,367	337,389
Federal National Mortgage Association (FNMA) REMIC, 2013-026 HI, IO	3.000%	4/25/32	237,776	7,195
Federal National Mortgage Association (FNMA) REMIC, 2013-29 QI, IO	4.000%	4/25/43	2,166,332	364,386
Federal National Mortgage Association (FNMA) REMIC, 2013-54 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	1.761%	6/25/43	2,937,197	318,610	(c)
Federal National Mortgage Association (FNMA) REMIC, 2013-124 SB, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	1.561%	12/25/43	6,435,390	591,607	(c)
Federal National Mortgage Association (FNMA) REMIC, 2014-6 Z	2.500%	2/25/44	8,558,753	7,180,216
Federal National Mortgage Association (FNMA) REMIC, 2014-47 AI, IO	0.000%	8/25/44	2,610,015	113,012	(c)
Federal National Mortgage Association (FNMA) REMIC, 2015-55 IO, IO	0.000%	8/25/55	5,210,850	178,145	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	75

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Federal National Mortgage Association (FNMA) REMIC, 2015-56 AS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	1.761%	8/25/45	1,753,747	$193,976	(c)
Federal National Mortgage Association (FNMA) REMIC, 2015-65 CZ	3.500%	9/25/45	7,787,937	6,612,965
Federal National Mortgage Association (FNMA) REMIC, 2016-23 ST, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	1.611%	11/25/45	9,777,869	954,227	(c)
Federal National Mortgage Association (FNMA) REMIC, 2016-61 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	1.711%	9/25/46	4,448,507	271,697	(c)
Federal National Mortgage Association (FNMA) REMIC, 2017-76 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	1.711%	10/25/57	17,876,485	1,746,829	(c)
Federal National Mortgage Association (FNMA) REMIC, 2017-85 SC, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	1.811%	11/25/47	6,042,124	520,846	(c)
Federal National Mortgage Association (FNMA) REMIC, 2020-47 GZ	2.000%	7/25/50	13,560,833	7,923,319
Federal National Mortgage Association (FNMA) REMIC, 2020-56 AQ	2.000%	8/25/50	27,754,501	21,778,502
Federal National Mortgage Association (FNMA) REMIC, 2020-56 DI, IO	2.500%	8/25/50	18,028,893	2,836,388
Federal National Mortgage Association (FNMA) REMIC, 2020-74 EI, IO	2.500%	10/25/50	7,941,730	1,341,212
Federal National Mortgage Association (FNMA) REMIC, 2020-89 DI, IO	2.500%	12/25/50	50,891,590	7,571,310
Federal National Mortgage Association (FNMA) REMIC, 2020-97 AI, IO	2.000%	1/25/51	20,137,307	2,618,816

See Notes to Financial Statements.

76	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Federal National Mortgage Association (FNMA) REMIC, 2021-1 IG, IO	2.500%	2/25/51	6,588,601	$1,111,764
Federal National Mortgage Association (FNMA) REMIC, 2021-3 QI, IO	2.500%	2/25/51	40,407,274	6,161,329
Federal National Mortgage Association (FNMA) STRIPS, 384 14, IO	5.500%	1/25/40	284,845	54,291
Federal National Mortgage Association (FNMA) STRIPS, 390 C3, IO	6.000%	7/25/38	537,554	109,475
Federal National Mortgage Association (FNMA) STRIPS, 407 22, IO	5.000%	1/25/39	243,086	48,879
Federal National Mortgage Association (FNMA) STRIPS, 407 23, IO	5.000%	1/25/39	127,575	26,687	(c)
Federal National Mortgage Association (FNMA) STRIPS, 407 27, IO	5.500%	1/25/39	107,019	24,239	(c)
Federal National Mortgage Association (FNMA) STRIPS, 407 34, IO	5.000%	1/25/38	167,721	26,165
Federal National Mortgage Association (FNMA) STRIPS, 407 41, IO	6.000%	1/25/38	696,507	142,596
Federal National Mortgage Association (FNMA) STRIPS, 409 C1, IO	3.000%	11/25/26	1,120,067	41,718
Federal National Mortgage Association (FNMA) STRIPS, 409 C2, IO	3.000%	4/25/27	63,930	2,787
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	1,732,023	273,261
Federal National Mortgage Association (FNMA) STRIPS, 409 C18, IO	4.000%	4/25/42	1,299,399	220,837
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	608,591	105,613

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	77

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
First Horizon Alternative Mortgage Securities Trust, 2007-FA3 A1 (1 mo. USD LIBOR + 0.330%)	4.719%	6/25/37	6,747,645	$1,936,597	(c)
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	808,357	793,710	(a)(c)
Freddie Mac Multifamily ML Certificates, 2020-ML07 XUS, IO	2.000%	10/25/36	33,570,804	5,094,034	(a)(c)
FREMF Mortgage Trust, 2019-K103 X2A, IO	0.100%	12/25/51	686,807,963	3,607,218	(a)
Government National Mortgage Association (GNMA), 2006-16 GS, IO (-1.000 x 1 mo. USD LIBOR + 6.990%)	2.637%	4/20/36	334,234	24,477	(c)
Government National Mortgage Association (GNMA), 2007-51 SG, IO (-1.000 x 1 mo. USD LIBOR + 6.580%)	2.227%	8/20/37	1,304,983	50,356	(c)
Government National Mortgage Association (GNMA), 2010-42 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.480%)	2.127%	4/20/40	195,146	21,291	(c)
Government National Mortgage Association (GNMA), 2010-85 HS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.650%)	2.297%	1/20/40	28,173	319	(c)
Government National Mortgage Association (GNMA), 2010-116 MH	5.000%	7/20/40	21,112,086	21,218,233
Government National Mortgage Association (GNMA), 2010-118 IO, IO	0.000%	4/16/53	799,799	8	(c)
Government National Mortgage Association (GNMA), 2010-H10 FC (1 mo. USD LIBOR + 1.000%)	5.055%	5/20/60	259,163	259,217	(c)
Government National Mortgage Association (GNMA), 2010-H26 LF (1 mo. USD LIBOR + 0.350%)	4.148%	8/20/58	712,303	705,720	(c)
Government National Mortgage Association (GNMA), 2010-H27 FA (1 mo. USD LIBOR + 0.380%)	4.222%	12/20/60	208,100	206,149	(c)
Government National Mortgage Association (GNMA), 2010-H28 FE (1 mo. USD LIBOR + 0.400%)	4.242%	12/20/60	3,055,997	3,029,902	(c)
Government National Mortgage Association (GNMA), 2011-140 AI, IO	4.000%	10/16/26	58,740	9

See Notes to Financial Statements.

78	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. USD LIBOR + 0.450%)	4.292%	2/20/61	1,083,014	$1,074,321	(c)
Government National Mortgage Association (GNMA), 2011-H08 FG (1 mo. USD LIBOR + 0.480%)	4.322%	3/20/61	2,989,963	2,967,523	(c)
Government National Mortgage Association (GNMA), 2011-H09 AF (1 mo. USD LIBOR + 0.500%)	4.342%	3/20/61	2,381,629	2,365,989	(c)
Government National Mortgage Association (GNMA), 2012-34 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	1.697%	3/20/42	905,703	92,265	(c)
Government National Mortgage Association (GNMA), 2012-81 AI, IO	3.500%	4/20/27	271,068	5,486
Government National Mortgage Association (GNMA), 2012-98 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	1.774%	8/16/42	1,541,939	147,186	(c)
Government National Mortgage Association (GNMA), 2012-152 IO, IO	0.583%	1/16/54	22,146,429	359,552	(c)
Government National Mortgage Association (GNMA), 2013-50 IO, IO	0.068%	10/16/48	25,991,960	44,363	(c)
Government National Mortgage Association (GNMA), 2013-72 IO, IO	0.570%	11/16/47	8,089,730	111,220	(c)
Government National Mortgage Association (GNMA), 2013-107 AD	2.846%	11/16/47	3,298,950	2,993,462	(c)
Government National Mortgage Association (GNMA), 2013-150 IA, IO	0.000%	11/20/42	1,010,331	22,485	(c)
Government National Mortgage Association (GNMA), 2014-17 AM	3.537%	6/16/48	251,031	238,590	(c)
Government National Mortgage Association (GNMA), 2014-160 EI, IO	4.000%	7/16/26	1,117,199	33,456
Government National Mortgage Association (GNMA), 2014-176 IA, IO	4.000%	11/20/44	321,236	56,526
Government National Mortgage Association (GNMA), 2016-21 ST, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	1.797%	2/20/46	12,668,788	1,454,891	(c)
Government National Mortgage Association (GNMA), 2016-84 IG, IO, PAC	4.500%	11/16/45	2,398,636	491,658

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	79

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Government National Mortgage Association (GNMA), 2016-135 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	1.774%	10/16/46	4,972,881	$699,081	(c)
Government National Mortgage Association (GNMA), 2017-8 IO, IO	0.441%	8/16/58	12,460,983	332,870	(c)
Government National Mortgage Association (GNMA), 2017-28 IO, IO	0.681%	2/16/57	16,838,694	617,488	(c)
Government National Mortgage Association (GNMA), 2017-41 IO, IO	0.601%	7/16/58	7,355,497	212,982	(c)
Government National Mortgage Association (GNMA), 2017-111 IO, IO	0.527%	2/16/59	4,869,140	162,579	(c)
Government National Mortgage Association (GNMA), 2017-145 IO, IO	0.512%	4/16/57	30,391,432	948,179	(c)
Government National Mortgage Association (GNMA), 2017-157 IO	0.503%	12/16/59	3,739,545	122,033	(c)
Government National Mortgage Association (GNMA), 2017-H15 KI, IO	1.703%	7/20/67	20,634,545	1,088,699	(c)
Government National Mortgage Association (GNMA), 2017-H18 BI, IO	0.162%	9/20/67	16,485,099	678,312	(c)
Government National Mortgage Association (GNMA), 2017-H20 IB, IO	0.154%	10/20/67	8,441,695	362,493	(c)
Government National Mortgage Association (GNMA), 2017-H22 IC, IO	0.001%	11/20/67	2,569,434	80,057	(c)
Government National Mortgage Association (GNMA), 2018-37 QA	2.750%	3/20/48	3,143,551	2,813,827
Government National Mortgage Association (GNMA), 2018-H06 PF (1 mo. USD LIBOR + 0.300%)	4.142%	2/20/68	8,763,868	8,654,192	(c)
Government National Mortgage Association (GNMA), 2018-H07 FD (1 mo. USD LIBOR + 0.300%)	4.142%	5/20/68	15,385,065	15,303,763	(c)
Government National Mortgage Association (GNMA), 2018-H08 KF (1 mo. USD LIBOR + 0.300%)	4.142%	5/20/68	7,853,371	7,752,365	(c)
Government National Mortgage Association (GNMA), 2018-H13 FC (1 mo. USD LIBOR + 0.300%)	4.142%	7/20/68	5,426,025	5,352,749	(c)
Government National Mortgage Association (GNMA), 2018-H17 FG (12 mo. USD LIBOR + 0.250%)	3.765%	10/20/68	4,069,952	4,007,682	(c)

See Notes to Financial Statements.

80	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Government National Mortgage Association (GNMA), 2019-90 AB	3.000%	7/20/49	4,232,921	$3,794,815
Government National Mortgage Association (GNMA), 2020-173 MI, IO	2.500%	11/20/50	25,577,923	3,369,495
Government National Mortgage Association (GNMA), 2020-47 MI, IO, PAC	3.500%	4/20/50	16,552,750	2,662,945
Government National Mortgage Association (GNMA), 2020-47 NI, IO, PAC	3.500%	4/20/50	5,702,255	939,331
Government National Mortgage Association (GNMA), 2020-103 AD	1.450%	1/16/63	26,150,691	20,885,202
Government National Mortgage Association (GNMA), 2020-109 AI, IO	0.840%	5/16/60	23,849,597	1,431,667	(c)
Government National Mortgage Association (GNMA), 2020-123 IL, IO	2.500%	8/20/50	6,948,593	1,000,437
Government National Mortgage Association (GNMA), 2020-123 NI, IO	2.500%	8/20/50	21,058,104	2,905,972
Government National Mortgage Association (GNMA), 2020-127 IN, IO	2.500%	8/20/50	9,967,772	1,459,452
Government National Mortgage Association (GNMA), 2020-129 IE, IO	2.500%	9/20/50	9,456,319	1,401,225
Government National Mortgage Association (GNMA), 2020-160 IH, IO	2.500%	10/20/50	6,508,436	959,467
Government National Mortgage Association (GNMA), 2020-160 VI, IO	2.500%	10/20/50	9,048,804	1,270,220
Government National Mortgage Association (GNMA), 2020-160 YI, IO	2.500%	10/20/50	29,825,941	4,069,228
Government National Mortgage Association (GNMA), 2020-181 WI, IO	2.000%	12/20/50	66,890,819	7,405,175
Government National Mortgage Association (GNMA), 2020-184, IO, IO	0.913%	11/16/60	7,639,024	499,831	(c)
Government National Mortgage Association (GNMA), 2020-H09 FL (1 mo. USD LIBOR + 1.150%)	2.880%	5/20/70	17,725,720	17,425,975	(c)
Government National Mortgage Association (GNMA), 2020-H09 NF (1 mo. USD LIBOR + 1.250%)	5.092%	4/20/70	4,764,110	4,773,215	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	81

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Government National Mortgage Association (GNMA), 2020-H12 F (1 mo. USD LIBOR + 0.500%)	3.749%	7/20/70	1,689,675	$1,628,964	(c)
Government National Mortgage Association (GNMA), 2020-H13 FA (1 mo. USD LIBOR + 0.450%)	2.980%	7/20/70	5,764,128	5,523,302	(c)
Government National Mortgage Association (GNMA), 2020-H13 FC (1 mo. USD LIBOR + 0.450%)	3.276%	7/20/70	2,242,951	2,153,374	(c)
Government National Mortgage Association (GNMA), 2020-H13 FM (1 mo. USD LIBOR + 0.400%)	4.242%	8/20/70	56,193	55,593	(c)
Government National Mortgage Association (GNMA), 2021-14 AB	1.340%	6/16/63	21,151,892	16,469,096
Government National Mortgage Association (GNMA), 2021-21 AH	1.400%	6/16/63	39,956,476	31,308,640
Government National Mortgage Association (GNMA), 2021-29 TI, IO	2.500%	2/20/51	472,091	81,257
Government National Mortgage Association (GNMA), 2021-37, IO, IO	0.805%	1/16/61	22,020,955	1,279,365	(c)
Government National Mortgage Association (GNMA), 2021-60 IO, IO	0.826%	5/16/63	32,404,043	2,048,885	(c)
Government National Mortgage Association (GNMA), 2021-68 IO, IO	0.870%	10/16/62	29,328,225	1,907,188	(c)
Government National Mortgage Association (GNMA), 2021-110 IO, IO	0.872%	11/16/63	9,591,409	669,098	(c)
Government National Mortgage Association (GNMA), 2021-115 MI, IO	2.500%	5/20/51	3,933,676	443,273
Government National Mortgage Association (GNMA), 2021-133, IO, IO	0.879%	7/16/63	21,559,526	1,475,771	(c)
Government National Mortgage Association (GNMA), 2022-3 B	1.850%	2/16/61	3,300,000	1,944,126
Government National Mortgage Association (GNMA), 2022-3 IO, IO	0.640%	2/16/61	9,242,822	471,731	(c)
Government National Mortgage Association (GNMA), 2022-4 Z	1.900%	3/16/64	2,457,137	1,276,886
Government National Mortgage Association (GNMA), 2022-55 IO, IO	0.567%	1/16/63	28,634,512	1,449,990	(c)

See Notes to Financial Statements.

82	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Government National Mortgage Association (GNMA), 2022-59 IO, IO	0.571%	2/16/62	65,643,654	$3,481,391	(c)
Government National Mortgage Association (GNMA), 2022-63 LM	3.500%	10/20/50	11,700,000	9,851,381
Government National Mortgage Association (GNMA), 2022-139 AL	4.000%	7/20/51	33,657,663	31,212,740
Government National Mortgage Association (GNMA), 2022-147 B	2.200%	10/16/63	5,600,000	4,437,956
Government National Mortgage Association (GNMA), 2022-189 PT	2.500%	10/20/51	25,685,418	21,597,717
Government National Mortgage Association (GNMA), 2022-196 BE	3.000%	10/16/64	16,429,514	12,486,567	(c)
GreenPoint Mortgage Funding Trust, 2005-AR4 1A2A (1 mo. USD LIBOR + 0.640%)	5.029%	10/25/45	1,368,053	1,326,467	(c)
GreenPoint Mortgage Funding Trust, 2005-AR5 2A1 (1 mo. USD LIBOR + 0.560%)	4.949%	11/25/45	11,137,827	6,736,504	(c)
GreenPoint Mortgage Funding Trust, 2006-AR3 3A1 (1 mo. USD LIBOR + 0.460%)	4.849%	4/25/36	67,881	77,807	(c)
GS Mortgage Securities Corp. II, 2018-SRP5 A (1 mo. USD LIBOR + 1.800%)	6.118%	9/15/31	127,297,327	107,229,362	(a)(c)
GS Mortgage Securities Corp. Trust, 2018-LUAU G (1 mo. USD LIBOR + 4.450%)	8.768%	11/15/32	12,548,000	11,668,128	(a)(c)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	4,302,000	4,192,410	(c)
GS Mortgage Securities Trust, 2015-GC30 B	4.025%	5/10/50	16,340,000	15,016,895	(c)
GS Mortgage Securities Trust, 2017-GS8 A4	3.469%	11/10/50	5,490,000	5,060,064
GS Mortgage Securities Trust, 2022-SROA A (1 mo. Term SOFR + 2.650%)	6.838%	7/12/24	7,398,149	7,375,666	(a)
GS Mortgage-Backed Securities Trust, 2022-NQM1 A4	4.000%	5/25/62	25,551,366	22,962,042	(a)(c)
GSR Mortgage Loan Trust, 2005-AR7 1A1	4.113%	11/25/35	547,801	315,879	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	83

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
HarborView Mortgage Loan Trust, 2005-3 2A1A (1 mo. USD LIBOR + 0.480%)	4.819%	6/19/35	1,528,971	$1,433,745	(c)
HarborView Mortgage Loan Trust, 2005-7 1A1 (11th District Cost of Funds + 1.850%)	3.435%	6/19/45	1,858,043	928,360	(c)
HarborView Mortgage Loan Trust, 2006-2 1A	3.720%	2/25/36	459,645	150,166	(c)
HarborView Mortgage Loan Trust, 2006-13 A (1 mo. USD LIBOR + 0.180%)	4.519%	11/19/46	98,279	69,589	(c)
Impac CMB Trust, 2005-7 A1 (1 mo. USD LIBOR + 0.520%)	4.909%	11/25/35	1,414,087	1,195,290	(c)
Impac CMB Trust, 2007-A A (1 mo. USD LIBOR + 0.500%)	4.889%	5/25/37	3,606,674	3,362,854	(a)(c)
IndyMac INDX Mortgage Loan Trust, 2005-AR13 1A1	3.308%	8/25/35	105,859	52,135	(c)
Jefferies Resecuritization Trust, 2015-R1 A2 (1 mo. USD LIBOR + 0.140%)	2.185%	12/26/36	14,584,395	7,724,605	(a)(c)
JPMBB Commercial Mortgage Securities Trust, 2013-C14 B	4.548%	8/15/46	4,000,000	3,873,658	(c)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.883%	1/15/47	1,602,000	1,555,248	(c)
JPMBB Commercial Mortgage Securities Trust, 2014-C25 AS	4.065%	11/15/47	5,930,000	5,657,153
JPMBB Commercial Mortgage Securities Trust, 2015-C30 B	4.230%	7/15/48	19,921,000	18,259,525	(c)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 B	4.622%	8/15/48	10,543,000	9,739,676	(c)
JPMDB Commercial Mortgage Securities Trust, 2017-C5 A5	3.694%	3/15/50	620,000	580,028
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	8.068%	5/15/28	10,175,200	9,388,637	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2016-JP3 C	3.400%	8/15/49	1,510,000	1,252,098	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007- LD12 AJ	6.514%	2/15/51	887,454	791,342	(c)

See Notes to Financial Statements.

84	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
JPMorgan Mortgage Trust, 2018-3 A1	3.500%	9/25/48	5,914,878	$5,197,629	(a)(c)
JPMorgan Mortgage Trust, 2018-4 A1	3.500%	10/25/48	4,554,265	3,974,654	(a)(c)
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	7,229,493	6,367,380	(a)(c)
JPMorgan Resecuritization Trust, 2015-1 4A2	1.470%	9/27/36	10,701,114	9,467,164	(a)(c)
Legacy Mortgage Asset Trust, 2019- GS7 A1, Step bond (6.250% to 10/25/23 then 7.250%)	6.250%	11/25/59	51,725,076	51,684,648	(a)
Legacy Mortgage Asset Trust, 2020- GS5 A1, Step bond (3.250% to 8/25/ 23, 6.250% to 8/25/24 then 7.250%)	3.250%	6/25/60	3,151,427	3,105,043	(a)
Legacy Mortgage Asset Trust, 2021- GS1 A1, Step bond (1.892% to 1/25/ 24, 4.892% to 1/25/25 then 5.892%)	1.892%	10/25/66	22,402,027	20,581,092	(a)
Lehman Mortgage Trust, 2006-7 3A4, IO (-1.000 x 1 mo. USD LIBOR + 7.150%)	2.761%	11/25/36	5,335,625	919,041	(c)
MASTR Adjustable Rate Mortgages Trust, 2004-6 5A1	4.243%	7/25/34	69,064	66,316	(c)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1 (1 mo. USD LIBOR + 0.210%)	4.599%	4/25/46	77,460	66,734	(c)
MASTR Reperforming Loan Trust, 2005-1 1A1	6.000%	8/25/34	1,260,812	843,896	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	1,602,184	1,219,659	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F (1 mo. USD LIBOR + 0.350%)	4.739%	5/25/35	1,759,190	945,470	(a)(c)
Med Trust, 2021-MDLN E (1 mo. USD LIBOR + 3.150%)	7.468%	11/15/38	36,130,000	33,644,559	(a)(c)
MHC Commercial Mortgage Trust, 2021-MHC E (1 mo. USD LIBOR + 2.101%)	6.419%	4/15/38	159,000	150,957	(a)(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	1,980,295	510,742	(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	312,708	80,651	(a)(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	85

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	145,942	$143,480	(c)
Mortgage Repurchase Agreement Financing Trust, 2022-S1 A1 (30 Day Average SOFR + 2.000%)	5.805%	3/30/25	44,690,000	44,386,600	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2004-5AR 2A	3.432%	7/25/34	8,349	7,626	(c)
Morgan Stanley Mortgage Loan Trust, 2005-3AR 2A2	2.915%	7/25/35	550,915	480,112	(c)
Mortgage Loan Resecuritization Trust, 2009-RS1 A85 (1 mo. USD LIBOR + 0.340%)	4.460%	4/16/36	29,836,781	27,941,796	(a)(c)
Multifamily Trust, 2016-1 B	1.983%	4/25/46	1,305,413	1,307,045	(a)(c)
New Residential Mortgage Loan Trust, 2022-NQM4 A1, Step bond (5.000% to 6/1/26 then 6.000%)	5.000%	6/25/62	15,070,154	14,739,747	(a)
Nomura Asset Acceptance Corp. Alternative Loan Trust, 2005-AP2 A5	5.476%	5/25/35	46,068	24,034
Nomura Resecuritization Trust, 2015-5R 3A5 (1 mo. USD LIBOR + 0.260%)	3.350%	2/26/46	8,676,941	6,885,650	(a)(c)
NYMT Loan Trust, 2020-SP2 A1	2.944%	10/25/60	25,934,607	25,110,698	(a)(c)
NYMT Loan Trust, 2022-SP1 A1, Step bond (5.250% to 7/1/25, 8.250% to 7/1/26 then 9.250%)	5.250%	7/25/62	42,387,341	40,725,885	(a)
PMT Credit Risk Transfer Trust, 2019-3R A (1 mo. USD LIBOR + 3.700%)	8.087%	11/27/31	4,663,337	4,477,372	(a)(c)
PMT Credit Risk Transfer Trust, 2021-1R A (1 mo. USD LIBOR + 2.900%)	7.287%	2/27/24	17,561,628	16,839,849	(a)(c)
Prime Mortgage Trust, 2006-1 3A2, IO (-1.000 x 1 mo. USD LIBOR + 7.150%)	2.761%	6/25/36	6,666,328	750,602	(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	19,573,202	15,902,469	(a)
PRKCM Trust, 2021-AFC1 A1	1.510%	8/25/56	27,667,009	21,956,234	(a)(c)
RAMP Trust, 2004-SL4 A5	7.500%	7/25/32	361,982	158,549
RAMP Trust, 2005-SL1 A7	8.000%	5/25/32	137,158	91,285
RBSGC Mortgage Loan Trust, 2007-B 1A4 (1 mo. USD LIBOR + 0.450%)	4.839%	1/25/37	5,126,525	1,817,842	(c)

See Notes to Financial Statements.

86	Western Asset Core Plus Bond Fund 2022 Annual Report

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(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
RBSSP Resecuritization Trust, 2009-12 9A2	3.203%	3/25/36	4,463,219	$3,998,521	(a)(c)
Redwood Funding Trust, 2019-1 PT, Step bond (4.468% to 7/29/23 then 4.968%)	4.468%	9/27/24	27,597,831	27,428,105	(a)
Reperforming Loan REMIC Trust, 2006-R2 AS, IO	1.991%	7/25/36	7,133,393	250,364	(a)(c)
Residential Asset Securitization Trust, 2004-A2 1A3, PAC (1 mo. USD LIBOR + 0.400%)	4.789%	5/25/34	4,283	4,136	(c)
Shops at Crystals Trust, 2016-CSTL A	3.126%	7/5/36	6,160,000	5,357,762	(a)
SHOW Trust, 2022 BIZ A (1 mo. Term SOFR + 2.984%)	7.218%	1/15/24	15,000,000	14,725,226	(a)
Soho Trust, 2021-SOHO B	2.697%	8/10/38	23,410,000	17,205,025	(a)(c)
Structured Adjustable Rate Mortgage Loan Trust, 2004-8 1A1	4.197%	7/25/34	460	442	(c)
Structured Asset Mortgage Investments II Trust, 2006-AR6 1A1 (1 mo. USD LIBOR + 0.360%)	4.749%	7/25/46	78,788	64,583	(c)
Structured Asset Mortgage Investments Trust, 2003-AR1 A1 (1 mo. USD LIBOR + 0.740%)	5.079%	10/19/33	47,345	43,181	(c)
SunTrust Alternative Loan Trust, 2006-1F 3A (1 mo. USD LIBOR + 0.350%)	4.739%	4/25/36	15,511,058	4,293,981	(c)
Towd Point Mortgage Trust, 2015-2 1B3	3.436%	11/25/60	8,883,500	7,321,420	(a)(c)
Towd Point Mortgage Trust, 2019- HY2 A1 (1 mo. USD LIBOR + 1.000%)	5.389%	5/25/58	16,227,006	16,090,894	(a)(c)
UBS Commercial Mortgage Trust, 2017-C1 A4	3.460%	6/15/50	5,440,000	5,008,207
UBS Commercial Mortgage Trust, 2017-C3 A4	3.426%	8/15/50	6,000,000	5,541,408
VLS Commercial Mortgage Trust, 2020-LAB A	2.130%	10/10/42	64,690,000	49,937,588	(a)
Wachovia Bank Commercial Mortgage Trust, 2007-C33 AJ	5.689%	2/15/51	1,897,569	1,681,246	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2003-AR9 1A7	4.124%	9/25/33	3,792	3,497	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	87

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR15 A1C3 (1 mo. USD LIBOR + 0.960%)	5.349%	11/25/45	15,890,070	$8,531,130	(c)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	12/31/23	2,569,518	2,520,711	(a)(c)
Wells Fargo Alternative Loan Trust, 2007-PA1 A12, IO (-1.000 x 1 mo. USD LIBOR + 5.460%)	1.071%	3/25/37	5,926,533	236,068	(c)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1 (1 mo. USD LIBOR + 0.430%)	4.819%	6/25/37	2,110,845	1,710,381	(c)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 B	4.296%	7/15/46	450,000	427,195	(c)
Wells Fargo Commercial Mortgage Trust, 2014-LC18 AS	3.808%	12/15/47	5,630,000	5,314,796
Wells Fargo Commercial Mortgage Trust, 2017-C41 XA, IO	1.153%	11/15/50	30,310,327	1,298,564	(c)
Wells Fargo Commercial Mortgage Trust, 2018-C44 A5	4.212%	5/15/51	7,530,000	7,148,930
Wells Fargo Commercial Mortgage Trust, 2022-JS2 G	3.454%	12/15/39	10,000,000	6,020,865	(a)(c)
WFRBS Commercial Mortgage Trust, 2014-C19 B	4.723%	3/15/47	270,000	258,372	(c)
WFRBS Commercial Mortgage Trust, 2014-C19 XA, IO	0.963%	3/15/47	30,381,241	233,887	(c)
Total Collateralized Mortgage Obligations (Cost — $3,025,517,563)				2,775,707,571
U.S. Government & Agency Obligations — 9.2%
U.S. Government Obligations — 9.2%
Department of Housing and Urban Development, Notes	2.850%	8/1/24	4,537,000	4,406,945
U.S. Treasury Bonds	1.125%	8/15/40	132,367,000	82,274,363
U.S. Treasury Bonds	2.250%	5/15/41	116,890,000	87,936,895
U.S. Treasury Bonds	1.750%	8/15/41	214,870,000	147,148,180
U.S. Treasury Bonds	2.000%	11/15/41	54,120,000	38,669,374
U.S. Treasury Bonds	4.000%	11/15/42	447,890,000	438,652,269
U.S. Treasury Bonds	3.625%	8/15/43	8,740,000	8,042,848	(i)
U.S. Treasury Bonds	3.750%	11/15/43	107,410,000	100,772,397	(f)(j)
U.S. Treasury Bonds	3.625%	2/15/44	262,096,000	240,647,127	(f)(i)(j)
U.S. Treasury Bonds	2.500%	2/15/45	56,680,000	42,725,871	(i)
U.S. Treasury Bonds	2.875%	8/15/45	529,920,000	427,165,200	(i)(j)

See Notes to Financial Statements.

88	Western Asset Core Plus Bond Fund 2022 Annual Report

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(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Government Obligations — continued
U.S. Treasury Bonds	3.375%	11/15/48	28,670,000		$25,305,755
U.S. Treasury Bonds	2.000%	2/15/50	139,610,800		92,293,101
U.S. Treasury Bonds	1.250%	5/15/50	517,580,000		278,735,028
U.S. Treasury Bonds	1.375%	8/15/50	436,420,000		242,664,864
U.S. Treasury Bonds	1.625%	11/15/50	170,750,000		101,659,614
U.S. Treasury Bonds	3.000%	8/15/52	23,510,000		19,377,383
U.S. Treasury Notes	4.125%	9/30/27	6,460,000		6,484,730
U.S. Treasury Notes	4.125%	10/31/27	5,880,000		5,902,050
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	6,080,000		5,603,642
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/49	152,060,000		53,653,071
Total U.S. Government & Agency Obligations (Cost — $3,344,315,237)					2,450,120,707
Sovereign Bonds — 8.3%
Argentina — 0.2%
Argentine Bonos del Tesoro, Bonds	16.000%	10/17/23	70,110,000	ARS	128,712	(d)
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	5,149,404		1,379,821
Argentine Republic Government International Bond, Senior Notes, Step bond (0.500% to 7/9/23 then 0.750%)	0.500%	7/9/30	59,973,058		16,324,045
Argentine Republic Government International Bond, Senior Notes, Step bond (1.500% to 7/9/23 then 3.625%)	1.500%	7/9/35	10,131,281		2,595,083
Argentine Republic Government International Bond, Senior Notes, Step bond (3.500% to 7/9/29 then 4.875%)	3.500%	7/9/41	22,200,000		6,317,879
Provincia de Buenos Aires, Senior Notes, Step bond (5.250% to 9/1/23 then 6.375%)	5.250%	9/1/37	47,380,394		16,523,913	(a)
Total Argentina					43,269,453
Brazil — 0.9%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	350,000,000	BRL	61,238,399
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/33	370,741,000	BRL	60,314,096
Brazilian Government International Bond, Senior Notes	4.625%	1/13/28	14,440,000		13,865,970

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	89

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — continued
Brazilian Government International Bond, Senior Notes	5.625%	1/7/41	6,984,000		$5,932,378
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	54,640,000		40,660,481
Brazilian Government International Bond, Senior Notes	5.625%	2/21/47	27,670,000		22,013,512
Brazilian Government International Bond, Senior Notes	4.750%	1/14/50	61,520,000		43,298,749
Total Brazil					247,323,585
China — 1.3%
China Government Bond	3.290%	5/23/29	1,952,540,000	CNY	290,574,541
China Government Bond, Senior Notes	3.380%	11/21/24	115,500,000	CNH	16,917,954	(k)
China Government Bond, Senior Notes	3.390%	5/21/25	59,000,000	CNH	8,664,194	(k)
China Government Bond, Senior Notes	3.310%	11/30/25	138,000,000	CNH	20,290,529	(k)
Total China					336,447,218
Colombia — 0.2%
Colombia Government International Bond, Senior Notes	3.250%	4/22/32	18,820,000		13,747,020
Colombia Government International Bond, Senior Notes	4.125%	2/22/42	23,030,000		14,481,825
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	19,220,000		14,191,519
Colombia Government International Bond, Senior Notes	5.200%	5/15/49	10,000,000		6,848,359
Total Colombia					49,268,723
Indonesia — 1.4%
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	11,090,000		9,608,753
Indonesia Government International Bond, Senior Notes	3.700%	10/30/49	3,160,000		2,450,994
Indonesia Treasury Bond	7.000%	5/15/27	1,675,317,000,000	IDR	110,449,134
Indonesia Treasury Bond	6.500%	2/15/31	3,650,281,000,000	IDR	228,149,890
Indonesia Treasury Bond	6.375%	4/15/32	279,555,000,000	IDR	17,309,335
Total Indonesia					367,968,106
Israel — 0.1%
Israel Government International Bond, Senior Notes	2.750%	7/3/30	14,340,000		13,060,514

See Notes to Financial Statements.

90	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Israel — continued
State of Israel, Senior Notes	3.375%	1/15/50	8,320,000		$6,427,782
State of Israel, Senior Notes	3.800%	5/13/60	5,000,000		3,932,790	(k)
Total Israel					23,421,086
Kenya — 0.1%
Republic of Kenya Government International Bond, Senior Notes	6.875%	6/24/24	5,780,000		5,336,298	(k)
Republic of Kenya Government International Bond, Senior Notes	7.250%	2/28/28	6,600,000		5,806,086	(a)
Republic of Kenya Government International Bond, Senior Notes	6.300%	1/23/34	31,980,000		24,784,180	(a)
Total Kenya					35,926,564
Mexico — 3.4%
Mexican Bonos, Bonds	10.000%	12/5/24	174,780,000	MXN	8,997,092
Mexican Bonos, Bonds	8.000%	11/7/47	6,080,860,000	MXN	278,521,581
Mexican Bonos, Senior Notes	8.500%	5/31/29	1,174,020,000	MXN	58,639,848
Mexican Bonos, Senior Notes	7.750%	11/23/34	2,887,410,000	MXN	133,981,217
Mexican Bonos, Senior Notes	7.750%	11/13/42	8,206,736,200	MXN	367,895,436
Mexico Government International Bond, Senior Notes	4.350%	1/15/47	31,650,000		23,899,812
Mexico Government International Bond, Senior Notes	4.600%	2/10/48	24,680,000		19,138,615
Mexico Government International Bond, Senior Notes	5.750%	10/12/2110	9,190,000		7,766,510
Total Mexico					898,840,111
Nigeria — 0.1%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	8,130,000		6,585,056	(a)
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	9,270,000		7,131,921	(a)
Total Nigeria					13,716,977
Panama — 0.1%
Panama Government International Bond, Senior Notes	2.252%	9/29/32	39,170,000		29,152,485
Panama Government International Bond, Senior Notes	4.500%	4/1/56	8,130,000		5,957,624
Total Panama					35,110,109
Paraguay — 0.0%††
Paraguay Government International Bond, Senior Notes	3.849%	6/28/33	11,240,000		9,908,910	(a)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	91

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Peru — 0.1%
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	14,240,000		$11,815,351
Peruvian Government International Bond, Senior Notes	6.550%	3/14/37	2,330,000		2,463,447
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	14,280,000		14,171,836
Total Peru					28,450,634
Poland — 0.0%††
Republic of Poland Government International Bond, Senior Notes	4.000%	1/22/24	20,000		19,769
Russia — 0.4%
Russian Federal Bond — OFZ	7.750%	9/16/26	256,110,000	RUB	937,623	*(l)
Russian Federal Bond — OFZ	8.150%	2/3/27	2,696,040,000	RUB	9,870,248	*(l)
Russian Federal Bond — OFZ	7.050%	1/19/28	9,423,889,000	RUB	34,501,017	*(l)
Russian Federal Bond — OFZ	6.900%	5/23/29	5,316,800,000	RUB	19,464,895	*(l)
Russian Federal Bond — OFZ	7.650%	4/10/30	7,332,630,000	RUB	26,844,883	*(l)
Russian Federal Bond — OFZ	7.250%	5/10/34	309,130,000	RUB	1,131,730	*(l)
Russian Federal Bond — OFZ	7.700%	3/16/39	5,422,870,000	RUB	19,853,219	*(l)
Total Russia					112,603,615
Uruguay — 0.0%††
Uruguay Government International Bond, Senior Notes	7.875%	1/15/33	1		1
Total Sovereign Bonds (Cost — $2,890,569,843)					2,202,274,861
Senior Loans — 5.1%
Communication Services — 0.5%
Diversified Telecommunication Services — 0.1%
Level 3 Financing Inc., 2027 Term Loan B (1 mo. USD LIBOR + 1.750%)	6.134%	3/1/27	17,119,495		16,448,497	(c)(m)(n)
Interactive Media & Services — 0.0%††
Rackspace Technology Global Inc., Term Loan B (3 mo. USD LIBOR + 2.750%)	7.380%	2/15/28	7,036,199		4,433,192	(c)(m)(n)
Media — 0.4%
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	6.140%	4/30/25	21,496,184		21,432,341	(c)(m)(n)
Charter Communications Operating LLC, Term Loan B2 (1 mo. USD LIBOR + 1.750%)	6.140%	2/1/27	11,158,008		10,912,532	(c)(m)(n)

See Notes to Financial Statements.

92	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
iHeartCommunications Inc., New Term Loan (1 mo. USD LIBOR + 3.000%)	7.384%	5/1/26	16,488,462	$15,164,274	(c)(m)(n)
Nexstar Broadcasting Inc., Term Loan B4 (1 mo. USD LIBOR + 2.500%)	6.884%	9/18/26	13,024,639	12,941,606	(c)(m)(n)
Terrier Media Buyer Inc., 2021 Refinancing Term Loan B (3 mo. USD LIBOR + 3.500%)	8.230%	12/17/26	14,953,493	14,042,974	(c)(m)(n)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	6.818%	1/31/28	36,442,675	35,899,315	(c)(m)(n)
Virgin Media Bristol LLC, Term Loan Facility Q (1 mo. USD LIBOR + 3.250%)	7.568%	1/31/29	4,840,000	4,804,910	(c)(m)(n)
Ziggo Financing Partnership, Term Loan I (1 mo. USD LIBOR + 2.500%)	6.818%	4/30/28	5,004,824	4,891,840	(c)(m)(n)
Total Media				120,089,792
Total Communication Services				140,971,481
Consumer Discretionary — 0.6%
Auto Components — 0.1%
Clarios Global LP, First Lien Amendment No. 1 Dollar Term Loan (1 mo. USD LIBOR + 3.250%)	7.634%	4/30/26	14,413,363	14,173,164	(c)(m)(n)
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2021 Refinancing Term Loan B1 (3 mo. USD LIBOR + 2.750%)	6.505%	9/23/26	21,840,296	21,676,494	(c)(m)(n)
Hotels, Restaurants & Leisure — 0.3%
1011778 BC Unlimited Liability Co., Term Loan B4	6.134-6.165%	11/19/26	2,757,062	2,714,962	(c)(m)(n)
Alterra Mountain Co., 2028 Term Loan B (1 mo. USD LIBOR + 3.500%)	7.884%	8/17/28	14,468,299	14,328,173	(c)(m)(n)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	7.134%	12/23/24	5,415,949	5,410,750	(c)(m)(n)
Caesars Resort Collection LLC, Term Loan B1 (1 mo. USD LIBOR + 3.500%)	7.884%	7/21/25	293,666	293,315	(c)(m)(n)
Entain Holdings Gibraltar Ltd., Term Loan Facility B (3 mo. USD LIBOR + 2.500%)	6.860%	3/29/27	4,696,964	4,669,816	(c)(m)(n)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	93

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
PCI Gaming Authority, Term Loan Facility B (1 mo. USD LIBOR + 2.500%)	6.884%	5/29/26	11,357,770	$11,310,465	(c)(m)(n)
Scientific Games International Inc., Initial Term Loan B (1 mo. Term SOFR + 3.100%)	7.417%	4/13/29	28,367,450	28,053,422	(c)(m)(n)
Station Casinos LLC, Term Loan Facility B1 (1 mo. USD LIBOR + 2.250%)	6.640%	2/8/27	23,986,525	23,456,782	(c)(m)(n)
Total Hotels, Restaurants & Leisure				90,237,685
Specialty Retail — 0.1%
Great Outdoors Group LLC, Term Loan B2 (1 mo. USD LIBOR + 3.750%)	8.134%	3/6/28	9,987,075	9,618,802	(c)(m)(n)
Harbor Freight Tools USA Inc., 2021 Refinancing Term Loan (1 mo. USD LIBOR + 2.750%)	7.134%	10/19/27	19,651,726	18,771,820	(c)(m)(n)
Total Specialty Retail				28,390,622
Total Consumer Discretionary				154,477,965
Consumer Staples — 0.1%
Beverages — 0.1%
Triton Water Holdings Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 3.500%)	8.230%	3/31/28	27,620,560	25,780,340	(c)(m)(n)
Household Products — 0.0%††
Energizer Holdings Inc., Term Loan (1 mo. USD LIBOR + 2.250%)	6.625%	12/22/27	5,399,127	5,311,391	(c)(m)(n)
Total Consumer Staples				31,091,731
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Pilot Travel Centers LLC, Initial Term Loan B (1 mo. Term SOFR + 2.100%)	6.423%	8/4/28	12,756,181	12,633,403	(c)(m)(n)
Financials — 1.1%
Capital Markets — 0.2%
Allspring Buyer LLC, Term Loan (3 mo. USD LIBOR + 3.000%)	7.750%	11/1/28	17,591,838	17,385,135	(c)(m)(n)
Edelman Financial Engines Center LLC, 2021 Refinancing Term Loan (1 mo. USD LIBOR + 3.500%)	7.884%	4/7/28	2,789,348	2,610,132	(c)(m)(n)
Finco I LLC, 2020 Term Loan (1 mo. USD LIBOR + 2.500%)	6.884%	6/27/25	1,226,214	1,223,915	(c)(m)(n)

See Notes to Financial Statements.

94	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
First Eagle Holdings Inc., 2018 Refinancing Term Loan B (3 mo. USD LIBOR + 2.500%)	7.230%	2/1/27	10,405,116	$10,167,099	(c)(m)(n)
Focus Financial Partners LLC, Term Loan B5 (1 mo. Term SOFR + 3.250%)	7.573%	6/30/28	28,160,622	27,884,929	(c)(m)(n)
Total Capital Markets				59,271,210
Diversified Financial Services — 0.7%
Castlelake Aviation One Designated Activity Co., Initial Term Loan (3 mo. USD LIBOR + 2.750%)	7.519%	10/22/26	30,688,959	30,472,448	(c)(m)(n)
Citadel Securities LP, 2021 Term Loan (1 mo. Term SOFR + 2.614%)	6.938%	2/2/28	23,247,133	22,863,556	(c)(m)(n)
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan (1 mo. Term SOFR + 3.750%)	8.073%	4/9/27	33,844,288	31,692,129	(c)(m)(n)
Jane Street Group LLC, Dollar Term Loan (1 mo. USD LIBOR + 2.750%)	7.134%	1/26/28	8,511,797	8,275,723	(c)(m)(n)
Setanta Aircraft Leasing DAC, Term Loan (3 mo. USD LIBOR + 2.000%)	6.730%	11/5/28	35,690,000	35,582,930	(c)(m)(n)
Trans Union LLC, Term Loan B5	—	11/16/26	19,941,402	19,693,929	(o)
UFC Holdings LLC, Term Loan B3 (3 mo. USD LIBOR + 2.750%)	7.110%	4/29/26	25,545,415	25,258,029	(c)(m)(n)
VFH Parent LLC, Initial Term Loan (1 mo. Term SOFR + 3.000%)	7.321%	1/13/29	13,350,000	13,036,275	(c)(m)(n)
Total Diversified Financial Services				186,875,019
Insurance — 0.2%
AmWINS Group Inc., Term Loan (1 mo. USD LIBOR + 2.250%)	6.634%	2/19/28	9,534,175	9,377,005	(c)(m)(n)
Asurion LLC, New Term Loan B10 (1 mo. Term SOFR + 4.100%)	8.680%	8/21/28	3,699,094	3,309,764	(c)(m)(n)
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	7.384%	11/3/24	17,782,662	17,315,867	(c)(m)(n)
Asurion LLC, New Term Loan B8 (1 mo. USD LIBOR + 3.250%)	7.634%	12/23/26	18,947,288	16,938,117	(c)(m)(n)
Asurion LLC, New Term Loan B9 (1 mo. USD LIBOR + 3.250%)	7.634%	7/31/27	11,784,279	10,348,129	(c)(m)(n)
Total Insurance				57,288,882
Total Financials				303,435,111

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	95

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 1.1%
Health Care Equipment & Supplies — 0.1%
Medline Borrower LP, Initial Dollar Term Loan (1 mo. USD LIBOR + 3.250%)	7.634%	10/23/28	30,735,431	$29,263,357	(c)(m)(n)
Health Care Providers & Services — 0.4%
EyeCare Partners LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	8.480%	2/18/27	11,522,900	9,371,977	(c)(m)(n)
Global Medical Response Inc., 2020 Term Loan (1 mo. USD LIBOR + 4.250%)	8.422%	10/2/25	15,426,293	10,904,538	(c)(m)(n)
Grifols Worldwide Operations USA Inc., Dollar Term Loan B (1 mo. USD LIBOR + 2.000%)	6.384%	11/15/27	35,072,086	33,990,813	(c)(m)(n)
Phoenix Guarantor Inc., Term Loan B1 (1 mo. USD LIBOR + 3.250%)	7.634%	3/5/26	20,760,358	19,514,737	(c)(m)(n)
Phoenix Guarantor Inc., Term Loan B3 (1 mo. USD LIBOR + 3.500%)	7.884%	3/5/26	7,741,455	7,303,327	(c)(m)(n)
Phoenix Newco Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.250%)	7.634%	11/15/28	2,894,758	2,794,252	(c)(m)(n)
Sotera Health Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.750%)	7.165%	12/11/26	36,479,289	33,834,541	(c)(m)(n)
Total Health Care Providers & Services				117,714,185
Health Care Technology — 0.2%
AthenaHealth Group Inc., Initial Delayed Draw Term Loan	—	2/15/29	6,400,183	5,794,469	(o)
AthenaHealth Group Inc., Initial Term Loan (1 mo. Term SOFR + 3.500%)	7.821%	2/15/29	37,572,272	34,016,433	(c)(m)(n)
Total Health Care Technology				39,810,902
Life Sciences Tools & Services — 0.1%
ICON Luxembourg Sarl, Term Loan (3 mo. USD LIBOR + 2.250%)	7.000%	7/3/28	21,567,489	21,529,855	(c)(m)(n)
PRA Health Sciences Inc., Term Loan (3 mo. USD LIBOR + 2.250%)	7.000%	7/3/28	5,374,570	5,365,191	(c)(m)(n)
Total Life Sciences Tools & Services				26,895,046
Pharmaceuticals — 0.3%
Gainwell Acquisition Corp., Term Loan B (3 mo. USD LIBOR + 4.000%)	8.730%	10/1/27	35,228,095	33,158,445	(c)(m)(n)

See Notes to Financial Statements.

96	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Horizon Therapeutics USA Inc., Incremental Term Loan B2 (1 mo. USD LIBOR + 1.750%)	6.188%	3/15/28	16,061,914	$16,066,251	(c)(m)(n)
Jazz Financing Lux Sarl, Initial Dollar Term Loan (1 mo. USD LIBOR + 3.500%)	7.884%	5/5/28	25,623,450	25,437,295	(c)(m)(n)
Total Pharmaceuticals				74,661,991
Total Health Care				288,345,481
Industrials — 1.1%
Aerospace & Defense — 0.1%
Avolon TLB Borrower 1 (US) LLC, Term Loan B5 (1 mo. USD LIBOR + 2.250%)	6.603%	12/1/27	7,490,619	7,487,285	(c)(m)(n)
Transdigm Inc., Refinancing Term Loan F (3 mo. USD LIBOR + 2.250%)	6.980%	12/9/25	1,809,255	1,790,711	(c)(m)(n)
Total Aerospace & Defense				9,277,996
Airlines — 0.2%
Air Canada, Term Loan (3 mo. USD LIBOR + 3.500%)	8.130%	8/11/28	14,656,350	14,530,379	(c)(m)(n)
Delta Air Lines Inc., Initial Term Loan (3 mo. USD LIBOR + 3.750%)	7.993%	10/20/27	14,290,000	14,592,805	(c)(m)(n)
United Airlines Inc., Term Loan B (3 mo. USD LIBOR + 3.750%)	8.108%	4/21/28	27,142,036	26,876,316	(c)(m)(n)
Total Airlines				55,999,500
Building Products — 0.2%
Hunter Douglas Holding BV, Term Loan B1 (3 mo. Term SOFR + 3.500%)	7.859%	2/26/29	46,014,386	40,718,590	(c)(m)(n)
Quikrete Holdings Inc., Fourth Amendment Term Loan B1 (1 mo. USD LIBOR + 3.000%)	7.384%	6/9/28	16,574,750	16,467,263	(c)(m)(n)
Total Building Products				57,185,853
Commercial Services & Supplies — 0.4%
Ali Group North America Co., Initial Term Loan B (1 mo. Term SOFR + 2.114%)	6.438%	7/30/29	28,947,867	28,766,942	(c)(m)(n)
Allied Universal Holdco LLC, USD Term Loan (1 mo. Term SOFR + 3.750%)	8.173%	5/12/28	29,624,443	28,202,618	(c)(m)(n)
APi Group DE Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	6.884%	10/1/26	14,863,933	14,786,491	(c)(m)(n)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	97

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
Garda World Security Corp., Term Loan B2 (3 mo. USD LIBOR + 4.250%)	8.930%	10/30/26	7,439,555	$7,257,286	(c)(m)(n)
GFL Environmental Inc., 2020 Term Loan (3 mo. USD LIBOR + 3.000%)	7.415%	5/30/25	3,569,728	3,575,422	(c)(m)(n)
Verscend Holding Corp., New Term Loan B (1 mo. USD LIBOR + 4.000%)	8.384%	8/27/25	21,735,704	21,640,611	(c)(m)(n)
Total Commercial Services & Supplies				104,229,370
Construction & Engineering — 0.0%††
Brown Group Holding LLC, Initial Term Loan (1 mo. USD LIBOR + 2.500%)	6.884%	6/7/28	4,933,111	4,851,591	(c)(m)(n)
Road & Rail — 0.2%
Genesee & Wyoming Inc., Initial Term Loan (3 mo. USD LIBOR + 2.000%)	6.730%	12/30/26	23,294,020	23,202,358	(c)(m)(n)
XPO Logistics Inc., Refinancing Term Loan (1 mo. USD LIBOR + 1.750%)	5.935%	2/24/25	17,030,000	16,975,419	(c)(m)(n)
Total Road & Rail				40,177,777
Trading Companies & Distributors — 0.0%††
Delos Finance SARL, 2018 Term Loan (3 mo. USD LIBOR + 1.750%)	6.480%	10/6/23	5,500,000	5,498,955	(c)(m)(n)
Total Industrials				277,221,042
Information Technology — 0.5%
Communications Equipment — 0.0%††
CommScope Inc., Initial Term Loan (1 mo. USD LIBOR + 3.250%)	7.634%	4/6/26	1,935,000	1,829,059	(c)(m)(n)
Electronic Equipment, Instruments & Components — 0.1%
II-VI Inc., Term Loan B (1 mo. USD LIBOR + 2.750%)	7.134%	7/2/29	20,337,386	20,174,687	(c)(m)(n)
Software — 0.4%
Cloudera Inc., Term Loan (1 mo. USD LIBOR + 3.750%)	8.134%	10/8/28	12,247,450	11,587,251	(c)(m)(n)
DCert Buyer Inc., First Lien Initial Term Loan (3 mo. Term SOFR + 4.000%)	8.696%	10/16/26	36,145,080	34,996,209	(c)(m)(n)
Magenta Buyer LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 4.750%)	9.170%	7/27/28	45,356,000	39,048,794	(c)(m)(n)

See Notes to Financial Statements.

98	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Software — continued
Peraton Corp., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	8.134%	2/1/28	34,864,646	$34,109,304	(c)(m)(n)
Seattle SpinCo Inc., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	7.134%	6/21/24	1,308,946	1,308,946	(c)(e)(m)(n)
Total Software				121,050,504
Total Information Technology				143,054,250
Total Senior Loans (Cost — $1,402,741,585)				1,351,230,464

			Face Amount†/ Units
Asset-Backed Securities — 3.2%
AccessLex Institute, 2004-A B1 (28 day Auction Rate Security)	5.892%	7/1/39	1,525,000	1,450,313	(c)
Applebee’s Funding LLC/IHOP Funding LLC, 2019-1A A2I	4.194%	6/5/49	23,789,700	23,450,321	(a)
Avis Budget Rental Car Funding AESOP LLC, 2019-3A A	2.360%	3/20/26	26,770,000	24,942,428	(a)
Avis Budget Rental Car Funding AESOP LLC, 2020-1A D	3.340%	8/20/26	5,000,000	4,242,282	(a)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A A	1.380%	8/20/27	8,010,000	6,987,027	(a)
Avis Budget Rental Car Funding AESOP LLC, 2022-3A A	4.620%	2/20/27	18,110,000	17,706,737	(a)
Bear Stearns Asset Backed Securities Trust, 2005-CL1 A1 (1 mo. USD LIBOR + 0.500%)	2.906%	9/25/34	671,151	647,356	(c)
Brazos Student Finance Corp., 2009-1 AS (3 mo. USD LIBOR + 2.500%)	7.224%	12/27/39	598,267	600,274	(c)
CIT Mortgage Loan Trust, 2007-1 1M1 (1 mo. USD LIBOR + 1.500%)	5.889%	10/25/37	23,685,000	22,554,044	(a)(c)
CIT Mortgage Loan Trust, 2007-1 1M2 (1 mo. USD LIBOR + 1.750%)	6.139%	10/25/37	108,930,000	93,156,304	(a)(c)
College Ave Student Loans LLC, 2019-A A1 (1 mo. USD LIBOR + 1.400%)	5.789%	12/28/48	14,961,312	14,510,656	(a)(c)
Conseco Finance Corp., 1996-5 B1	8.100%	7/15/26	231,858	278	(c)
Conseco Finance Corp., 1999-3 A9	6.530%	2/1/31	7,407,735	6,490,747	(c)
Countrywide Asset-Backed Certificates, 2006-SD4 A1 (1 mo. USD LIBOR + 0.680%)	5.069%	12/25/36	38,345	28,436	(a)(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	99

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Countrywide Home Equity Loan Trust, 2006-HW 2A1B (1 mo. USD LIBOR + 0.150%)	4.468%	11/15/36	262,390	$229,047	(c)
Countrywide Home Equity Loan Trust, 2006-I 2A (1 mo. USD LIBOR + 0.140%)	4.458%	1/15/37	1,960,203	1,808,072	(c)
Credit Suisse European Mortgage Capital Ltd., 2019-1OTF A (3 mo. USD LIBOR + 2.900%)	7.315%	8/9/24	55,286,100	54,101,546	(a)(c)
Credit Suisse European Mortgage Capital Ltd., 2020-1OTF A (3 mo. USD LIBOR + 2.900%)	7.390%	8/9/24	59,819,900	58,482,925	(a)
DB Master Finance LLC, 2021-1A A23	2.791%	11/20/51	41,490,900	32,087,232	(a)
Dividend Solar Loans LLC, 2018-2 B	4.250%	12/20/38	402,309	357,733	(a)
ECMC Group Student Loan Trust, 2020-2A A (1 mo. USD LIBOR + 1.150%)	5.539%	11/25/69	7,152,192	6,938,857	(a)(c)
EFS Volunteer No 2 LLC, 2012-1 A2 (1 mo. USD LIBOR + 1.350%)	5.739%	3/25/36	4,920,137	4,869,765	(a)(c)
Fannie Mae Grantor Trust, 2017-T1 A	2.898%	6/25/27	3,985,715	3,719,790
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	48,520,000	45,667,480
FS Rialto Issuer LLC, 2022-FL6 A (1 mo. Term SOFR + 2.580%)	6.905%	8/17/37	10,000,000	9,926,475	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2004-HE3 A2VN (1 mo. USD LIBOR + 0.500%)	4.889%	10/25/34	1,079,276	1,076,783	(a)(c)
GSRPM Mortgage Loan Trust, 2007-1 A (1 mo. USD LIBOR + 0.400%)	4.789%	10/25/46	4,542,041	3,845,009	(a)(c)
Hertz Vehicle Financing LLC, 2021-1A A	1.210%	12/26/25	1,660,000	1,535,156	(a)
Hertz Vehicle Financing LP, 2021-2A A	1.680%	12/27/27	61,540,000	53,671,379	(a)
Hildene Community Funding CDO Ltd., 2015-1A ARR	2.600%	11/1/35	41,500,000	35,040,528	(a)
J.G. Wentworth XLI LLC, 2018-1A A	3.740%	10/17/72	6,502,498	5,399,729	(a)
Jimmy Johns Funding LLC, 2017-1A A2II	4.846%	7/30/47	6,306,458	5,815,080	(a)
Loanpal Solar Loan Ltd., 2020-3GS A	2.470%	12/20/47	20,857,034	15,898,917	(a)
Loanpal Solar Loan Ltd., 2021-1GS A	2.290%	1/20/48	6,471,301	4,938,768	(a)

See Notes to Financial Statements.

100	Western Asset Core Plus Bond Fund 2022 Annual Report

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(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Long Beach Mortgage Loan Trust, 2006-9 2A3 (1 mo. USD LIBOR + 0.320%)	4.709%	10/25/36	3,113,326	$995,559	(c)
MF1 LLC, 2022-FL10 A (1 mo. Term SOFR + 2.635%)	6.956%	9/17/37	15,590,000	15,331,033	(a)(c)
Morgan Stanley ABS Capital I Inc. Trust, 2003-HE3 M1 (1 mo. USD LIBOR + 1.020%)	5.409%	10/25/33	74,798	73,309	(c)
Morgan Stanley Resecuritization Trust, 2015-R7 1BXA	7.060%	2/26/29	15,532,907	14,474,169	(a)(c)
National Collegiate Student Loan Trust, 2005-2 A51 (1 mo. USD LIBOR + 0.370%)	4.759%	6/25/33	11,316,536	10,609,044	(c)
National Collegiate Student Loan Trust, 2006-1 A5 (1 mo. USD LIBOR + 0.350%)	4.739%	3/25/33	6,389,921	6,078,377	(c)
National Collegiate Student Loan Trust, 2006-4 A4 (1 mo. USD LIBOR + 0.310%)	4.699%	5/25/32	2,496,441	2,387,375	(c)
Navient Private Education Refi Loan Trust, 2020-GA A	1.170%	9/16/69	2,375,653	2,108,253	(a)
Navient Student Loan Trust, 2019-BA B	4.040%	12/15/59	900,000	792,415	(a)
Oak Street Investment Grade Net
Lease Fund, 2020-1A A1	1.850%	11/20/50	5,782,012	5,138,586	(a)
Option One Mortgage Loan Trust, 2007-FXD2 1A1	5.820%	3/25/37	21,673,442	18,924,329
Origen Manufactured Housing Contract Trust, 2006-A A2	5.400%	10/15/37	4,621,531	4,050,631	(c)
Origen Manufactured Housing Contract Trust, 2007-A A2	6.258%	4/15/37	5,969,304	5,496,475	(c)
Ownit Mortgage Loan Asset-Backed Certificates, 2004-1 M2 (1 mo. USD LIBOR + 1.800%)	6.189%	7/25/35	1,272,396	1,243,452	(c)
RAMP Trust, 2003-RS7 MII1 (1 mo. USD LIBOR + 0.750%)	4.396%	8/25/33	634,745	616,692	(c)
Renaissance Home Equity Loan Trust, 2003-4 A3 (1 mo. USD LIBOR + 1.240%)	5.629%	3/25/34	3,957,811	3,539,306	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	101

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Renaissance Home Equity Loan Trust, 2006-1 AF5	6.166%	5/25/36	13,383,554	$6,838,419
Residential Funding Securities Corp., 2002-RP2 A1 (1 mo. USD LIBOR + 1.500%)	5.889%	10/25/32	1,040,813	1,027,666	(a)(c)
SMB Private Education Loan Trust, 2020-A A2B (1 mo. USD LIBOR + 0.830%)	5.148%	9/15/37	3,391,120	3,294,951	(a)(c)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	49,649	21,062,256	(a)
SMB Private Education Loan Trust, 2021-A B	2.310%	1/15/53	10,985,000	9,596,945	(a)
SMB Private Education Loan Trust, 2021-A C	2.990%	1/15/53	20,000,000	16,735,212	(a)
SMB Private Education Loan Trust, 2021-C APT1	1.390%	1/15/53	31,863,234	27,227,789	(a)
SpringCastle America Funding LLC, 2020-AA A	1.970%	9/25/37	12,273,927	11,081,956	(a)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-ARS1 A1 (1 mo. USD LIBOR + 0.220%)	4.609%	2/25/36	1,079,596	27,447	(a)(c)
Structured Asset Securities Corp. Mortgage Loan Trust, 2007-BC2 A4 (1 mo. USD LIBOR + 0.300%)	4.689%	3/25/37	19,256,792	15,172,126	(c)
Structured Asset Securities Corp. Mortgage Loan Trust, 2007-WF2 M1 (1 mo. USD LIBOR + 2.250%)	6.639%	8/25/37	17,510,000	15,747,984	(a)(c)
Structured Asset Securities Corp. Trust, 2005-SC1 1A2	6.693%	5/25/31	3,767,088	3,035,527	(a)(c)
Sunrun Atlas Issuer LLC, 2019-2 A	3.610%	2/1/55	2,389,331	2,107,515	(a)
Sunrun Demeter Issuer LLC, 2021-2A A	2.270%	1/30/57	27,593,044	21,591,336	(a)
Thrust Engine Leasing, 2021-1A A	4.163%	7/15/40	18,460,433	13,614,115	(a)
Trinity Rail Leasing LLC, 2020-2A A2	2.560%	11/19/50	22,553,000	19,077,617	(a)
United States Small Business Administration, 2019-20D 1	2.980%	4/1/39	3,861,031	3,558,425
United States Small Business Administration, 2019-25G 1	2.690%	7/1/44	7,752,271	6,786,937
Wingstop Funding LLC, 2020-1A A2	2.841%	12/5/50	3,890,700	3,303,579	(a)
Total Asset-Backed Securities (Cost — $984,297,400)				854,924,281

See Notes to Financial Statements.

102	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security			Shares	Value
Investments in Underlying Funds — 0.2%
VanEck J.P. Morgan EM Local Currency Bond ETF (Cost — $60,856,228)			2,000,000	$48,460,000

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.0%††
Exchange-Traded Purchased Options — 0.0%††
Australian Dollar Futures, Call @ $68.00	2/3/23	147	147,000	185,220
Euro-Bund Futures, Call @ 133.50 EUR	1/27/23	286	28,600,000	376,563
SOFR 1-Year Mid-Curve Futures, Put @ $95.63	1/13/23	10,800	27,000,000	1,417,500
SOFR 1-Year Mid-Curve Futures, Put @ $95.88	1/13/23	11,075	27,687,500	4,014,687
U.S. Treasury 5-Year Notes Futures, Call @ $108.00	1/27/23	839	839,000	504,711
U.S. Treasury 5-Year Notes Futures, Call @ $108.25	1/27/23	944	944,000	457,250
U.S. Treasury 5-Year Notes Futures, Call @ $108.75	1/27/23	634	634,000	188,219
U.S. Treasury 5-Year Notes Futures, Call @ $109.50	1/27/23	996	996,000	132,282
U.S. Treasury 10-Year Notes Futures, Call @ $112.25	1/27/23	420	420,000	406,875
U.S. Treasury 10-Year Notes Futures, Call @ $112.50	1/27/23	1,573	1,573,000	1,327,219
U.S. Treasury 10-Year Notes Futures, Call @ $112.75	1/27/23	341	341,000	245,094
U.S. Treasury 10-Year Notes Futures, Call @ $114.00	1/27/23	1,467	1,467,000	458,438
U.S. Treasury 10-Year Notes Futures, Put @ $112.00	1/27/23	838	838,000	667,781
U.S. Treasury 10-Year Notes Futures, Put @ $112.25	1/27/23	314	314,000	289,469
U.S. Treasury 10-Year Notes Futures, Put @ $113.00	1/27/23	235	235,000	308,437
U.S. Treasury Long-Term Bonds Futures, Call @ $125.00	1/27/23	210	210,000	439,688
U.S. Treasury Long-Term Bonds Futures, Call @ $125.50	1/27/23	1	1,000	1,828

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	103

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

(Percentages shown based on Fund net assets)

Security	Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury Long-Term Bonds Futures, Call @ $126.00	1/27/23	315	315,000	$497,109
U.S. Treasury Long-Term Bonds Futures, Call @ $129.00	1/27/23	107	107,000	63,531
U.S. Treasury Long-Term Bonds Futures, Call @ $131.00	1/27/23	318	318,000	94,406
Total Purchased Options (Cost — $17,809,058)				12,076,307
Total Investments before Short-Term Investments (Cost — $31,109,664,845)				27,212,480,918

	Rate		Shares
Short-Term Investments — 4.8%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $1,267,760,731)	4.244%		1,267,760,731	1,267,760,731	(p)(q)
Total Investments — 107.4% (Cost — $32,377,425,576)				28,480,241,649
Liabilities in Excess of Other Assets — (7.4)%				(1,953,615,695)
Total Net Assets — 100.0%				$26,526,625,954

See Notes to Financial Statements.

104	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(e)	Security is valued using significant unobservable inputs (Note 1).

(f)	All or a portion of this security is held at the broker as collateral for open swap contracts.

(g)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2022, the Fund held TBA securities with a total cost of $2,701,357,289.

(h)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(i)	All or a portion of this security is held at the broker as collateral for OTC derivatives.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(l)	The coupon payment on this security is currently in default as of December 31, 2022.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(o)	All or a portion of this loan is unfunded as of December 31, 2022. The interest rate for fully unfunded term loans is to be determined.

(p)	Rate shown is one-day yield as of the end of the reporting period.

(q)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2022, the total market value of investments in Affiliated Companies was $1,267,760,731 and the cost was $1,267,760,731 (Note 8).

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	105

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

Abbreviation(s) used in this schedule:

ACES	— Alternative Credit Enhancement Securities

ARS	— Argentine Peso

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CDO	— Collateralized Debt Obligation

CMT	— Constant Maturity Treasury

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

ETF	— Exchange-Traded Fund

EUR	— Euro

GTD	— Guaranteed

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

PAC	— Planned Amortization Class

PO	— Principal Only

REMIC	— Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

At December 31, 2022, the Fund had the following written options contracts:

Exchange-Traded Written Options
Security	Expiration Date	Strike Price		Contracts	Notional Amount†		Value
Euro-Bund Futures, Call	1/27/23	134.00	EUR	428	42,800,000	EUR	$(467,316)
Euro-Bund Futures, Put	1/27/23	136.00	EUR	866	86,600,000	EUR	(3,253,804)
Euro-Bund Futures, Put	1/27/23	138.00	EUR	289	28,900,000	EUR	(1,621,047)
U.S. Treasury 5-Year Notes Futures, Call	1/27/23	$108.50		1,572	1,572,000		(601,782)
U.S. Treasury 5-Year Notes Futures, Call	1/27/23	109.75		1,055	1,055,000		(107,149)
U.S. Treasury 5-Year Notes Futures, Put	1/27/23	109.00		2,117	2,117,000		(2,745,484)
U.S. Treasury 10-Year Notes Futures, Call	1/27/23	113.50		607	607,000		(265,562)
U.S. Treasury 10-Year Notes Futures, Call	1/27/23	113.75		419	419,000		(157,125)
U.S. Treasury 10-Year Notes Futures, Call	1/27/23	114.25		420	420,000		(105,000)
U.S. Treasury 10-Year Notes Futures, Call	1/27/23	114.50		950	950,000		(192,969)
U.S. Treasury 10-Year Notes Futures, Call	1/27/23	115.00		1,352	1,352,000		(190,125)
U.S. Treasury 10-Year Notes Futures, Call	1/27/23	115.50		2,540	2,540,000		(277,812)

See Notes to Financial Statements.

106	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

Security	Expiration Date	Strike Price	Contracts	Notional Amount†	Value
U.S. Treasury 10-Year Notes Futures, Call	1/27/23	$116.00	1,588	1,588,000	$(124,063)
U.S. Treasury 10-Year Notes Futures, Put	1/27/23	114.00	2,326	2,326,000	(4,688,344)
U.S. Treasury Long-Term Bonds Futures, Call	1/27/23	128.00	1,362	1,362,000	(1,149,187)
U.S. Treasury Long-Term Bonds Futures, Call	1/27/23	132.00	1,270	1,270,000	(257,969)
U.S. Treasury Long-Term Bonds Futures, Call	1/27/23	133.00	212	212,000	(33,125)
U.S. Treasury Long-Term Bonds Futures, Put	1/27/23	130.00	1,271	1,271,000	(6,434,438)
Total Exchange-Traded Written Options (Premiums received — $16,700,360)					$(22,672,301)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviation(s) used in this schedule:

EUR	— Euro

At December 31, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	185	9/23	$44,645,514	$43,956,000	$(689,514)
3-Month SOFR	10,863	3/25	2,628,056,025	2,625,043,950	(3,012,075)
3-Month SOFR	2,750	3/26	662,650,672	665,637,500	2,986,828
90-Day Eurodollar	3,650	3/23	867,517,724	866,190,625	(1,327,099)
90-Day Eurodollar	2,039	9/23	504,990,057	483,880,188	(21,109,869)
90-Day Eurodollar	229	12/23	55,455,693	54,507,725	(947,968)
Australian 10-Year Bonds	4,149	3/23	345,580,377	326,782,357	(18,798,020)
Australian Dollar	7,209	3/23	494,701,100	492,266,565	(2,434,535)
British Pound	2,938	3/23	228,491,933	221,892,450	(6,599,483)
Euro	3,872	3/23	518,935,654	520,493,600	1,557,946
Euro-Bobl	1,551	3/23	199,239,970	192,176,016	(7,063,954)
Euro-Bund	4,164	3/23	617,740,567	592,516,040	(25,224,527)
Euro-OAT	1,491	3/23	218,867,011	203,176,013	(15,690,998)
Japanese Yen	7,813	3/23	728,712,035	752,684,887	23,972,852
Mexican Peso	2,363	3/23	58,797,348	59,807,531	1,010,183
U.S. Treasury 5-Year Notes	118,537	3/23	12,818,774,758	12,793,661,664	(25,113,094)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	107

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy continued
U.S. Treasury Long- Term Bonds	16,823	3/23	$2,142,912,399	$2,108,657,906	$(34,254,493)
U.S. Treasury Ultra Long-Term Bonds	15,737	3/23	2,127,123,689	2,113,675,813	(13,447,876)
United Kingdom Long Gilt Bonds	1,887	3/23	240,491,411	227,900,736	(12,590,675)
					(158,776,371)
Contracts to Sell:
30-Day Federal Funds	16,827	1/23	6,707,816,926	6,708,199,488	(382,562)
3-Month SOFR	30,622	3/24	7,344,156,392	7,308,705,850	35,450,542
Euro-Buxl	732	3/23	125,602,280	105,969,926	19,632,354
Japanese 10-Year Bonds	407	3/23	459,096,727	451,098,903	7,997,824
U.S. Treasury 2-Year Notes	9,366	3/23	1,921,005,778	1,920,761,728	244,050
U.S. Treasury 10-Year Notes	48,146	3/23	5,466,386,437	5,406,645,584	59,740,853
U.S. Treasury Ultra 10-Year Notes	6,654	3/23	789,318,078	787,043,438	2,274,640
					124,957,701
Net unrealized depreciation on open futures contracts					$(33,818,670)

Abbreviation(s) used in this table:

Bobl	— Bundesobligation

OAT	— Obligations Assimilables du Trésor (French Treasury Bonds)

SOFR	— Secured Overnight Financing Rate

At December 31, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	32,094,406	MXN	653,891,429	Bank of America N.A.	1/18/23	$(1,339,045)
USD	3,876,628	JPY	570,000,000	Citibank N.A.	1/18/23	(477,710)
JPY	1,180,000,000	USD	8,132,883	Goldman Sachs Group Inc.	1/18/23	881,360
JPY	2,850,500,000	USD	21,533,197	Goldman Sachs Group Inc.	1/18/23	242,311
JPY	7,600,000,000	USD	56,891,124	Goldman Sachs Group Inc.	1/18/23	1,166,711
JPY	7,700,000,000	USD	53,844,271	Goldman Sachs Group Inc.	1/18/23	4,977,483
USD	9,011,940	EUR	8,600,000	Goldman Sachs Group Inc.	1/18/23	(206,256)

See Notes to Financial Statements.

108	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	26,451,249	GBP	22,984,597	Goldman Sachs Group Inc.	1/18/23	$(1,350,560)
USD	3,385,029	JPY	466,000,000	Goldman Sachs Group Inc.	1/18/23	(174,833)
USD	5,376,070	JPY	708,566,000	Goldman Sachs Group Inc.	1/18/23	(36,800)
USD	34,066,782	JPY	4,869,659,062	Goldman Sachs Group Inc.	1/18/23	(3,133,464)
USD	54,224,623	JPY	7,750,000,000	Goldman Sachs Group Inc.	1/18/23	(4,979,091)
ZAR	728,620,000	USD	40,449,675	Goldman Sachs Group Inc.	1/18/23	2,358,926
CNH	1,002,985,552	USD	140,884,587	JPMorgan Chase & Co.	1/18/23	4,266,526
JPY	3,451,991,480	USD	24,109,032	JPMorgan Chase & Co.	1/18/23	2,261,383
NOK	1,582,102,816	EUR	150,972,508	JPMorgan Chase & Co.	1/18/23	(204,147)
USD	218,687,278	CNH	1,554,079,271	JPMorgan Chase & Co.	1/18/23	(6,217,592)
USD	4,215,430	CNY	29,860,000	JPMorgan Chase & Co.	1/18/23	(86,482)
USD	20,236,110	CNY	144,222,755	JPMorgan Chase & Co.	1/18/23	(541,974)
USD	37,238,811	CNY	265,010,000	JPMorgan Chase & Co.	1/18/23	(941,016)
USD	185,954,683	CNY	1,317,210,000	JPMorgan Chase & Co.	1/18/23	(3,814,950)
USD	57,859,345	IDR	884,322,223,873	JPMorgan Chase & Co.	1/18/23	1,065,534
USD	97,827,121	IDR	1,492,352,730,000	JPMorgan Chase & Co.	1/18/23	1,983,778
AUD	702,904,720	USD	454,076,449	Morgan Stanley & Co. Inc.	1/18/23	24,880,942
CAD	1,203,870,652	USD	881,588,386	Morgan Stanley & Co. Inc.	1/18/23	7,614,652
INR	4,359,319,201	USD	52,851,444	Morgan Stanley & Co. Inc.	1/18/23	(215,375)
MXN	921,000,000	USD	46,308,634	Morgan Stanley & Co. Inc.	1/18/23	782,071
USD	29,565,706	CAD	40,521,870	Morgan Stanley & Co. Inc.	1/18/23	(364,561)
USD	42,947,566	CAD	59,146,100	Morgan Stanley & Co. Inc.	1/18/23	(738,931)
USD	71,417,727	CAD	98,042,970	Morgan Stanley & Co. Inc.	1/18/23	(998,779)
USD	204,712,516	CNH	1,470,450,000	Morgan Stanley & Co. Inc.	1/18/23	(8,089,606)
USD	5,542,934	EUR	5,250,000	Morgan Stanley & Co. Inc.	1/18/23	(84,453)
USD	5,806,801	EUR	5,500,000	Morgan Stanley & Co. Inc.	1/18/23	(88,557)
USD	14,753,235	EUR	14,141,000	Morgan Stanley & Co. Inc.	1/18/23	(404,266)
USD	203,907,551	EUR	202,945,589	Morgan Stanley & Co. Inc.	1/18/23	(13,626,424)
USD	89,119,084	GBP	74,034,238	Morgan Stanley & Co. Inc.	1/18/23	(431,572)
USD	142,623,047	GBP	118,462,600	Morgan Stanley & Co. Inc.	1/18/23	(667,461)
USD	378,872,392	JPY	50,213,094,750	Morgan Stanley & Co. Inc.	1/18/23	(4,714,923)
Total						$(1,447,151)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	109

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

Abbreviation(s) used in this table:

AUD	— Australian Dollar

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

NOK	— Norwegian Krone

USD	— United States Dollar

ZAR	— South African Rand

At December 31, 2022, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
878,109,000		8/15/28	1.130% annually	Daily SOFR Compound annually	$6,366,371	$105,532,544
441,554,000		8/15/28	1.220% annually	Daily SOFR Compound annually	(194,285)	54,468,461
348,007,000		2/15/29	2.850% annually	Daily SOFR Compound annually	(632,734)	16,181,900
684,755,000		4/30/29	3.270% annually	Daily SOFR Compound annually	(4,162,137)	17,562,666
202,268,000		6/30/29	3.850% annually	Daily SOFR Compound annually	(54,259)	(2,270,944)
3,851,130,000	MXN	7/18/29	28-Day MXN TIIE - Banxico every 28 days	7.450% every 28 days	1,082,070	(13,760,253)
3,847,470,000	MXN	7/20/29	28-Day MXN TIIE - Banxico every 28 days	7.440% every 28 days	1,316,906	(14,086,153)
199,961,000		3/18/32	2.000% annually	Daily SOFR Compound annually	1,620,828	22,190,349

See Notes to Financial Statements.

110	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
374,360,000		7/20/45	0.560% annually	Daily SOFR Compound annually	$3,192,610	$160,362,594
12,221,800,000	JPY	5/9/46	0.641% semi-annually	Daily TONA Compound semi-annually	16,343	13,559,545
42,550,000		2/15/47	1.520% annually	Daily SOFR Compound annually	206,535	12,298,850
193,568,000		2/15/47	1.729% annually	Daily SOFR Compound annually	2,453,764	47,845,797
159,450,000		5/15/47	1.630% annually	Daily SOFR Compound annually	7,064,630	37,074,307
19,814,000		8/15/47	1.650% annually	Daily SOFR Compound annually	1,992,261	3,443,140
124,667,000		2/15/48	2.510% annually	Daily SOFR Compound annually	818,161	15,578,873
17,221,000		2/15/48	2.600% annually	Daily SOFR Compound annually	1,183,736	820,764
246,006,000		2/15/48	2.620% annually	Daily SOFR Compound annually	280,447	27,538,003
125,953,000		2/15/48	3.050% annually	Daily SOFR Compound annually	3,882,678	1,899,754
187,010,000		4/21/52	2.500% annually	Daily SOFR Compound annually	314,125	23,677,466
Total					$26,748,050	$529,917,663

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	111

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus Bond Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2022[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Apache Corp., 4.875%, due 11/15/27	$54,561,000	6/20/26	1.563%	1.000% quarterly	$(965,373)	$(1,694,286)	$728,913
Apache Corp., 4.875%, due 11/15/27	75,119,000	12/20/26	1.696%	1.000% quarterly	(1,848,535)	(1,793,521)	(55,014)
Teva Pharmaceutical Finance Co. BV, 2.950%, due 10/01/26	25,010,000	6/20/26	3.074%	1.000% quarterly	(1,594,213)	(1,710,568)	116,355
Total	$154,690,000				$(4,408,121)	$(5,198,375)	$790,254

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CDX.NA.HY.39 Index	$168,272,900	12/20/27	5.000% quarterly	$980,027	$2,947,907	$(1,967,880)
Markit CDX.NA.IG.39 Index	6,674,301,500	12/20/27	1.000% quarterly	53,194,655	22,130,092	31,064,563
Total	$6,842,574,400			$54,174,682	$25,077,999	$29,096,683

See Notes to Financial Statements.

112	Western Asset Core Plus Bond Fund 2022 Annual Report

Western Asset Core Plus Bond Fund

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
JPMorgan Chase & Co.	$146,660,000	8/21/23	Daily SOFR Compound + 0.100%**	U.S. Treasury Bonds, 2.375%, due May 15, 2051**	—	$(19,555,372)

1

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviation(s) used in this table:

JPY	— Japanese Yen

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

TONA	— Tokyo Overnight Average Rate

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	113

Statement of assets and liabilities

December 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $31,109,664,845)	$27,212,480,918
Investments in affiliated securities, at value (Cost — $1,267,760,731)	1,267,760,731
Foreign currency, at value (Cost — $169,445,349)	170,139,289
Cash	64,423,483
Receivable for securities sold	1,889,920,471
Deposits with brokers for centrally cleared swap contracts	379,173,612
Interest receivable	197,265,582
Deposits with brokers for open futures contracts and exchange-traded options	153,899,761
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $71,070,477)	75,636,276
Unrealized appreciation on forward foreign currency contracts	52,481,677
Receivable for Fund shares sold	31,884,596
Dividends receivable from affiliated investments	6,057,219
Receivable for premiums on written options	2,080,859
Principal paydown receivable	802,785
Deposits with brokers for OTC derivatives	270,000
Prepaid expenses	408,823
Total Assets	31,504,686,082

Liabilities:
Payable for securities purchased	4,662,442,834
Payable for Fund shares repurchased	108,025,421
Payable to brokers — net variation margin on centrally cleared swap contracts	78,656,508
Unrealized depreciation on forward foreign currency contracts	53,928,828
Written options, at value (premiums received — $16,700,360)	22,672,301
OTC swaps, at value (premiums received — $0)	19,555,372
Distributions payable	12,266,384
Investment management fee payable	8,503,532
Payable for open OTC swap contracts	1,571,016
Payable to broker for option premiums	1,044,770
Service and/or distribution fees payable	579,458
Payable to brokers — net variation margin on open futures contracts	531,926
Accrued foreign capital gains tax	323,004
Directors’ fees payable	156,424
Accrued expenses	7,802,350
Total Liabilities	4,978,060,128
Total Net Assets	$26,526,625,954

Net Assets:
Par value (Note 7)	$2,833,079
Paid-in capital in excess of par value	35,008,773,141
Total distributable earnings (loss)	(8,484,980,266)
Total Net Assets	$26,526,625,954

See Notes to Financial Statements.

114	Western Asset Core Plus Bond Fund 2022 Annual Report

Net Assets:
Class A	$1,361,943,459
Class C	$145,649,338
Class C1	$135,272
Class FI	$139,512,269
Class R	$285,293,976
Class I	$16,128,225,919
Class IS	$8,465,865,721

Shares Outstanding:
Class A	145,582,071
Class C	15,545,525
Class C1	14,416
Class FI	14,900,914
Class R	30,512,848
Class I	1,722,192,788
Class IS	904,330,154

Net Asset Value:
Class A (and redemption price)	$9.36
Class C*	$9.37
Class C1*	$9.38
Class FI (and redemption price)	$9.36
Class R (and redemption price)	$9.35
Class I (and redemption price)	$9.36
Class IS (and redemption price)	$9.36
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 3.75%; 4.25% prior to August 15, 2022)	$9.72

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	115

Statement of operations

For the Year Ended December 31, 2022

Investment Income:
Interest	$1,155,816,893
Dividends from unaffiliated investments	2,956,378
Dividends from affiliated investments	11,566,754
Less: Foreign taxes withheld	(1,566,323)
Total Investment Income	1,168,773,702

Expenses:
Investment management fee (Note 2)	131,849,035
Transfer agent fees (Note 5)	26,383,068
Service and/or distribution fees (Notes 2 and 5)	7,814,327
Custody fees	1,498,550
Legal fees	911,686
Registration fees	794,996
Directors’ fees	745,348
Fund accounting fees	726,203
Commitment fees (Note 9)	253,431
Insurance	202,392
Interest expense	115,306
Shareholder reports	112,342
Audit and tax fees	90,077
Miscellaneous expenses	153,091
Total Expenses	171,649,852
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(16,243,066)
Net Expenses	155,406,786
Net Investment Income	1,013,366,916

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(2,543,354,369)	†
Futures contracts	(2,878,487,390)
Written options	643,414,766
Swap contracts	302,532,526
Forward foreign currency contracts	(122,882,068)
Foreign currency transactions	(18,951,703)
Net Realized Loss	(4,617,728,238)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(4,378,402,346)	‡
Futures contracts	659,390
Written options	(6,267,379)
Swap contracts	433,805,672
Forward foreign currency contracts	(9,101,163)
Foreign currencies	2,402,909
Change in Net Unrealized Appreciation (Depreciation)	(3,956,902,917)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(8,574,631,155)
Decrease in Net Assets From Operations	$(7,561,264,239)

†	Net of foreign capital gains tax of $90,860.

‡	Net of change in accrued foreign capital gains tax of $323,004.

See Notes to Financial Statements.

116	Western Asset Core Plus Bond Fund 2022 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2022	2021

Operations:
Net investment income	$1,013,366,916	$859,109,377
Net realized gain (loss)	(4,617,728,238)	236,707,926
Change in net unrealized appreciation (depreciation)	(3,956,902,917)	(1,830,204,453)
Decrease in Net Assets From Operations	(7,561,264,239)	(734,387,150)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(1,029,135,902)	(1,347,510,039)
Return of capital	(2,875,361)	—
Decrease in Net Assets From Distributions to Shareholders	(1,032,011,263)	(1,347,510,039)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	11,918,308,059	16,373,780,437
Reinvestment of distributions	892,876,555	1,155,556,652
Cost of shares repurchased	(19,363,917,266)	(12,804,683,723)
Increase (Decrease) in Net Assets From Fund Share Transactions	(6,552,732,652)	4,724,653,366
Increase (Decrease) in Net Assets	(15,146,008,154)	2,642,756,177

Net Assets:
Beginning of year	41,672,634,108	39,029,877,931
End of year	$26,526,625,954	$41,672,634,108

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	117

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.91	$12.55	$11.96	$11.19	$11.83

Income (loss) from operations:
Net investment income	0.28	0.21	0.26	0.35	0.36
Net realized and unrealized gain (loss)	(2.54)	(0.49)	0.80	0.98	(0.60)
Total income (loss) from operations	(2.26)	(0.28)	1.06	1.33	(0.24)

Less distributions from:
Net investment income	(0.29)	(0.28)	(0.29)	(0.40)	(0.35)
Net realized gains	—	(0.08)	(0.18)	(0.16)	(0.05)
Return of capital	(0.00) [2]	—	—	—	—
Total distributions	(0.29)	(0.36)	(0.47)	(0.56)	(0.40)

Net asset value, end of year	$9.36	$11.91	$12.55	$11.96	$11.19
Total return[3]	(19.10)%	(2.26)%	9.00%	11.88%	(1.86)%

Net assets, end of year (millions)	$1,362	$1,458	$1,463	$1,306	$1,032

Ratios to average net assets:
Gross expenses	0.85%	0.82%[4]	0.83%	0.83%[4]	0.84%
Net expenses[5,6]	0.82	0.82 [4]	0.82	0.82 [4]	0.82
Net investment income	2.79	1.75	2.13	2.99	3.16

Portfolio turnover rate[7]	55%	56%	95%	122%	105%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.82%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62%, 79%, 137%, 189% and 274% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

118	Western Asset Core Plus Bond Fund 2022 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.93	$12.57	$11.97	$11.21	$11.84

Income (loss) from operations:
Net investment income	0.21	0.13	0.17	0.27	0.28
Net realized and unrealized gain (loss)	(2.55)	(0.50)	0.82	0.96	(0.58)
Total income (loss) from operations	(2.34)	(0.37)	0.99	1.23	(0.30)

Less distributions from:
Net investment income	(0.22)	(0.19)	(0.21)	(0.31)	(0.28)
Net realized gains	—	(0.08)	(0.18)	(0.16)	(0.05)
Return of capital	(0.00) [2]	—	—	—	—
Total distributions	(0.22)	(0.27)	(0.39)	(0.47)	(0.33)

Net asset value, end of year	$9.37	$11.93	$12.57	$11.97	$11.21
Total return[3]	(19.71)%	(2.94)%	8.32%	11.10%	(2.53)%

Net assets, end of year (millions)	$146	$273	$326	$259	$199

Ratios to average net assets:
Gross expenses	1.51%	1.52%	1.51%	1.52%	1.52%
Net expenses[4,5]	1.51	1.51	1.51	1.52	1.52
Net investment income	2.02	1.05	1.43	2.29	2.45

Portfolio turnover rate[6]	55%	56%	95%	122%	105%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62%, 79%, 137%, 189% and 274% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	119

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C1 Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.95	$12.55	$11.96	$11.20	$11.83

Income (loss) from operations:
Net investment income	0.22	0.15	0.21	0.32	0.31
Net realized and unrealized gain (loss)	(2.55)	(0.44)	0.80	0.96	(0.58)
Total income (loss) from operations	(2.33)	(0.29)	1.01	1.28	(0.27)

Less distributions from:
Net investment income	(0.24)	(0.23)	(0.24)	(0.36)	(0.31)
Net realized gains	—	(0.08)	(0.18)	(0.16)	(0.05)
Return of capital	(0.00) [2]	—	—	—	—
Total distributions	(0.24)	(0.31)	(0.42)	(0.52)	(0.36)

Net asset value, end of year	$9.38	$11.95	$12.55	$11.96	$11.20
Total return[3]	(19.54)%	(2.42)%[4]	8.59%	11.50%	(2.22)%

Net assets, end of year (000s)	$135	$237	$1,394	$2,399	$14,202

Ratios to average net assets:
Gross expenses	1.34%	1.24%	1.27%	1.20%	1.19%
Net expenses[5,6]	1.34	1.24	1.27	1.20	1.19
Net investment income	2.18	1.25	1.74	2.76	2.75

Portfolio turnover rate[7]	55%	56%	95%	122%	105%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes a payment by an affiliate to reimburse for an error. Absent this payment, total return would have been (2.67)% for the year ended December 31, 2021.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.51%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62%, 79%, 137%, 189% and 274% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

120	Western Asset Core Plus Bond Fund 2022 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.92	$12.56	$11.97	$11.20	$11.84

Income (loss) from operations:
Net investment income	0.28	0.21	0.26	0.35	0.36
Net realized and unrealized gain (loss)	(2.55)	(0.49)	0.80	0.98	(0.60)
Total income (loss) from operations	(2.27)	(0.28)	1.06	1.33	(0.24)

Less distributions from:
Net investment income	(0.29)	(0.28)	(0.29)	(0.40)	(0.35)
Net realized gains	—	(0.08)	(0.18)	(0.16)	(0.05)
Return of capital	(0.00) [2]	—	—	—	—
Total distributions	(0.29)	(0.36)	(0.47)	(0.56)	(0.40)

Net asset value, end of year	$9.36	$11.92	$12.56	$11.97	$11.20
Total return[3]	(19.15)%	(2.26)%	8.99%	11.87%	(1.87)%

Net assets, end of year (millions)	$140	$318	$432	$414	$359

Ratios to average net assets:
Gross expenses	0.82%	0.82%	0.82%	0.82%	0.83%
Net expenses[4,5]	0.82	0.82	0.82	0.82	0.83
Net investment income	2.68	1.74	2.14	3.00	3.13

Portfolio turnover rate[6]	55%	56%	95%	122%	105%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62%, 79%, 137%, 189% and 274% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	121

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class R Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.90	$12.54	$11.95	$11.19	$11.82

Income (loss) from operations:
Net investment income	0.25	0.18	0.22	0.32	0.32
Net realized and unrealized gain (loss)	(2.54)	(0.50)	0.80	0.96	(0.58)
Total income (loss) from operations	(2.29)	(0.32)	1.02	1.28	(0.26)

Less distributions from:
Net investment income	(0.26)	(0.24)	(0.25)	(0.36)	(0.32)
Net realized gains	—	(0.08)	(0.18)	(0.16)	(0.05)
Return of capital	(0.00) [2]	—	—	—	—
Total distributions	(0.26)	(0.32)	(0.43)	(0.52)	(0.37)

Net asset value, end of year	$9.35	$11.90	$12.54	$11.95	$11.19
Total return[3]	(19.37)%	(2.56)%	8.67%	11.56%	(2.16)%

Net assets, end of year (millions)	$285	$375	$350	$298	$245

Ratios to average net assets:
Gross expenses	1.13%	1.12%	1.13%	1.12%	1.12%
Net expenses[4]	1.12 [5]	1.12 [5]	1.12 [5]	1.12 [5]	1.12
Net investment income	2.47	1.46	1.83	2.69	2.87

Portfolio turnover rate[6]	55%	56%	95%	122%	105%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62%, 79%, 137%, 189% and 274% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

122	Western Asset Core Plus Bond Fund 2022 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.92	$12.56	$11.97	$11.20	$11.84

Income (loss) from operations:
Net investment income	0.32	0.26	0.31	0.40	0.40
Net realized and unrealized gain (loss)	(2.55)	(0.50)	0.80	0.97	(0.59)
Total income (loss) from operations	(2.23)	(0.24)	1.11	1.37	(0.19)

Less distributions from:
Net investment income	(0.32)	(0.32)	(0.34)	(0.44)	(0.40)
Net realized gains	—	(0.08)	(0.18)	(0.16)	(0.05)
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.33)	(0.40)	(0.52)	(0.60)	(0.45)

Net asset value, end of year	$9.36	$11.92	$12.56	$11.97	$11.20
Total return[2]	(18.78)%	(1.90)%	9.39%	12.29%	(1.49)%

Net assets, end of year (millions)	$16,128	$26,512	$25,642	$20,112	$15,351

Ratios to average net assets:
Gross expenses	0.53%	0.52%	0.52%	0.52%	0.52%
Net expenses[3,4]	0.45	0.45	0.45	0.45	0.45
Net investment income	3.10	2.12	2.49	3.36	3.53

Portfolio turnover rate[5]	55%	56%	95%	122%	105%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62%, 79%, 137%, 189% and 274% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2022 Annual Report	123

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.92	$12.56	$11.96	$11.20	$11.83

Income (loss) from operations:
Net investment income	0.32	0.26	0.31	0.40	0.40
Net realized and unrealized gain (loss)	(2.55)	(0.49)	0.81	0.96	(0.58)
Total income (loss) from operations	(2.23)	(0.23)	1.12	1.36	(0.18)

Less distributions from:
Net investment income	(0.32)	(0.33)	(0.34)	(0.44)	(0.40)
Net realized gains	—	(0.08)	(0.18)	(0.16)	(0.05)
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.33)	(0.41)	(0.52)	(0.60)	(0.45)

Net asset value, end of year	$9.36	$11.92	$12.56	$11.96	$11.20
Total return[2]	(18.85)%	(1.87)%	9.51%	12.33%	(1.47)%

Net assets, end of year (millions)	$8,466	$12,736	$10,815	$8,583	$6,336

Ratios to average net assets:
Gross expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Net expenses[3]	0.42 [4]	0.42 [4]	0.42 [4]	0.42 [4]	0.42
Net investment income	3.15	2.16	2.52	3.39	3.57

Portfolio turnover rate[5]	55%	56%	95%	122%	105%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62%, 79%, 137%, 189% and 274% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

124	Western Asset Core Plus Bond Fund 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services –Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset Core Plus Bond Fund 2022 Annual Report	125

Notes to financial statements (cont’d)

Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

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GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$3,222,840,713	$13,713,710	$3,236,554,423
Other Corporate Bonds & Notes	—	7,202,594,227	—	7,202,594,227
Mortgage-Backed Securities	—	7,078,538,077	—	7,078,538,077
Collateralized Mortgage Obligations	—	2,775,707,571	—	2,775,707,571
U.S. Government & Agency Obligations	—	2,450,120,707	—	2,450,120,707
Sovereign Bonds	—	2,202,274,861	—	2,202,274,861
Senior Loans:
Information Technology	—	141,745,304	1,308,946	143,054,250
Other Senior Loans	—	1,208,176,214	—	1,208,176,214
Asset-Backed Securities	—	854,924,281	—	854,924,281
Investments in Underlying Funds	$48,460,000	—	—	48,460,000
Purchased Options	12,076,307	—	—	12,076,307
Total Long-Term Investments	60,536,307	27,136,921,955	15,022,656	27,212,480,918
Short-Term Investments†	1,267,760,731	—	—	1,267,760,731
Total Investments	$1,328,297,038	$27,136,921,955	$15,022,656	$28,480,241,649

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Notes to financial statements (cont’d)

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$154,868,072	—	—	$154,868,072
Forward Foreign Currency Contracts††	—	$52,481,677	—	52,481,677
Centrally Cleared Interest
Rate Swaps††	—	560,035,013	—	560,035,013
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	845,268	—	845,268
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	31,064,563	—	31,064,563
Total Other Financial Instruments	$154,868,072	$644,426,521	—	$799,294,593
Total	$1,483,165,110	$27,781,348,476	$15,022,656	$29,279,536,242

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	$22,672,301	—	—	$22,672,301
Futures Contracts††	188,686,742	—	—	188,686,742
Forward Foreign Currency Contracts††	—	$53,928,828	—	53,928,828
Centrally Cleared Interest Rate Swaps††	—	30,117,350	—	30,117,350
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	55,014	—	55,014
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	1,967,880	—	1,967,880
OTC Total Return Swaps‡	—	19,555,372	—	19,555,372
Total	$211,359,043	$105,624,444	—	$316,983,487

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

‡	Value includes any premium paid or received with respect to swap contracts.

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(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the

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Notes to financial statements (cont’d)

underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps

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involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2022, the total notional value of all credit default swaps to sell protection was $6,997,264,400. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2022, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a

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Notes to financial statements (cont’d)

stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

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Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

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Notes to financial statements (cont’d)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2022, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2022, the Fund held non-cash collateral for TBA securities from Bank of America N.A., BNP Paribas SA, Goldman Sachs Group Inc. and Nomura Securities Inc. in the amounts of $801,302, $300,877, $10,644,916 and $268,566, respectively.

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(l) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(m) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(n) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in

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Notes to financial statements (cont’d)

the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(o) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(p) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(q) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its

136	Western Asset Core Plus Bond Fund 2022 Annual Report

contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

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Notes to financial statements (cont’d)

As of December 31, 2022, the Fund held forward foreign currency contracts and OTC total return swaps which had a liability position of $73,484,200. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2022, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $21,929,548 which could be used to reduce the required payment.

At December 31, 2022, the Fund held non-cash collateral from Bank of America N.A., Goldman Sachs Group Inc., Morgan Stanley & Co. Inc. and Nomura Securities Inc. in the amounts of $5,481,719, $11,691,552, $5,025,694 and $295,791, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(r) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(s) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(t) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(u) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees are paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(v) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing

138	Western Asset Core Plus Bond Fund 2022 Annual Report

requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. As of December 31, 2022, there were $323,004 of capital gains tax liabilities accrued on unrealized gains.

(w) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd in Japan (“Western Asset Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset London and Western Asset Singapore are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion. For their services, LMPFA pays Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan monthly all of the management fee that it receives from the Fund.

LMPFA has agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, so that the ratio of total annual fund operating expenses did not exceed 0.82%, 1.65%, 1.51%, 0.85%, 1.15%, 0.45% and 0.45% for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, LMPFA has agreed to waive the Fund’s management fee to

Western Asset Core Plus Bond Fund 2022 Annual Report	139

Notes to financial statements (cont’d)

an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2022, fees waived and/or expenses reimbursed amounted to $16,243,066, which included an affiliated money market waiver of $344,713.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class FI	Class R	Class I
Expires December 31, 2023	—	—	—	$17,341,228
Expires December 31, 2024	$453,791	$305	$214	15,444,030
Total fee waivers/expense reimbursements subject to recapture	$453,791	$305	$214	$32,785,258

For the year ended December 31, 2022, LMPFA did not recapture any fees.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 3.75% (4.25% prior to August 15, 2022) for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $500,000 ($1,000,000 prior to August 15, 2022) in the aggregate. These purchases do not incur an initial sales charge.

140	Western Asset Core Plus Bond Fund 2022 Annual Report

For the year ended December 31, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$162,829	—
CDSCs	14,827	$3,873

All officers and one Director of the Corporation are employees of Franklin Resources or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$2,525,080,125	$18,470,168,877
Sales	5,878,289,023	22,389,256,387

At December 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$32,420,413,330	$96,495,202	$(4,036,666,883)	$(3,940,171,681)
Written options	(16,700,360)	6,343,817	(12,315,758)	(5,971,941)
Futures contracts	—	154,868,072	(188,686,742)	(33,818,670)
Forward foreign currency contracts	—	52,481,677	(53,928,828)	(1,447,151)
Swap contracts	46,627,674	591,944,844	(51,695,616)	540,249,228

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2022.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$11,891,087	$185,220	—	$12,076,307
Futures contracts[3]	128,327,091	26,540,981	—	154,868,072
Forward foreign currency contracts	—	52,481,677	—	52,481,677
Centrally cleared swap contracts[4]	560,035,013	—	$31,909,831	591,944,844
Total	$700,253,191	$79,207,878	$31,909,831	$811,370,900

Western Asset Core Plus Bond Fund 2022 Annual Report	141

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$22,672,301	—	—	$22,672,301
Futures contracts[3]	179,652,724	$9,034,018	—	188,686,742
Forward foreign currency contracts	—	53,928,828	—	53,928,828
OTC swap contracts[5]	19,555,372	—	—	19,555,372
Centrally cleared swap contracts[4]	30,117,350	—	$2,022,894	32,140,244
Total	$251,997,747	$62,962,846	$2,022,894	$316,983,487

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[5]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(223,074,920)	$(14,169,452)	—	$(237,244,372)
Futures contracts	(2,634,232,669)	(244,254,721)	—	(2,878,487,390)
Written options	625,460,620	17,954,146	—	643,414,766
Swap contracts	359,039,213	—	$(56,506,687)	302,532,526
Forward foreign currency contracts	—	(122,882,068)	—	(122,882,068)
Total	$(1,872,807,756)	$(363,352,095)	$(56,506,687)	$(2,292,666,538)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

142	Western Asset Core Plus Bond Fund 2022 Annual Report

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(5,631,393)	$109,778	—	$(5,521,615)
Futures contracts	6,591,056	(5,931,666)	—	659,390
Written options	(6,468,124)	200,745	—	(6,267,379)
Swap contracts	416,144,061	—	$17,661,611	433,805,672
Forward foreign currency contracts	—	(9,101,163)	—	(9,101,163)
Total	$410,635,600	$(14,722,306)	$17,661,611	$413,574,905

[1]

The change in net unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended December 31, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$10,046,392
Written options	47,804,305
Futures contracts (to buy)	37,004,729,139
Futures contracts (to sell)	16,222,499,739
Forward foreign currency contracts (to buy)	2,438,158,265
Forward foreign currency contracts (to sell)	2,195,987,403

Average Notional Balance
Interest rate swap contracts	$10,928,361,310
Credit default swap contracts (buy protection)	1,852,869
Credit default swap contracts (sell protection)	8,545,819,559
Total return swap contracts	56,407,692

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2022.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	—	$(1,339,045)	$(1,339,045)	—	$(1,339,045)
Citibank N.A.	—	(477,710)	(477,710)	—	(477,710)
Goldman Sachs Group Inc.	$9,626,791	(9,881,004)	(254,213)	$(9,626,791)	(9,881,004)
JPMorgan Chase & Co.	9,577,221	(31,361,533)	(21,784,312)	21,648,776	(135,536)
Morgan Stanley & Co. Inc.	33,277,665	(30,424,908)	2,852,757	(4,744,923)	(1,892,166)
Total	$52,481,677	$(73,484,200)	$(21,002,523)	$7,277,062	$(13,725,461)

Western Asset Core Plus Bond Fund 2022 Annual Report	143

Notes to financial statements (cont’d)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$3,710,793	†	$2,699,945
Class C	1,980,443		184,138
Class C1	1,247		406
Class FI	547,068		331,881
Class R	1,574,776		651,277
Class I	—		22,049,947
Class IS	—		465,474
Total	$7,814,327		$26,383,068

†	Amount shown is exclusive of expense reimbursements. For the year ended December 31, 2022, the service and/or distribution fees reimbursed amounted to $13 for Class A shares.

For the year ended December 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$470,799
Class C	1,963
Class C1	2
Class FI	2,274
Class R	3,779
Class I	15,652,928
Class IS	111,321
Total	$16,243,066

144	Western Asset Core Plus Bond Fund 2022 Annual Report

6. Distributions to shareholders by class

	Year Ended December 31, 2022	Year Ended December 31, 2021
Net Investment Income:
Class A	$42,209,062	$33,592,228
Class C	4,109,398	4,716,117
Class C1	3,969	11,958
Class FI	5,986,780	8,198,302
Class R	7,929,632	7,207,122
Class I	642,339,175	706,714,733
Class IS	326,557,886	318,625,534
Total	$1,029,135,902	$1,079,065,994

Net Realized Gains:
Class A	—	$9,438,051
Class C	—	1,925,397
Class C1	—	5,261
Class FI	—	2,292,161
Class R	—	2,321,471
Class I	—	177,878,539
Class IS	—	74,583,165
Total	—	$268,444,045

Return of Capital:
Class A	$117,930	—
Class C	11,481	—
Class C1	11	—
Class FI	16,727	—
Class R	22,155	—
Class I	1,794,668	—
Class IS	912,389	—
Total	$2,875,361	—

Western Asset Core Plus Bond Fund 2022 Annual Report	145

Notes to financial statements (cont’d)

7. Capital shares

At December 31, 2022, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	78,777,698	$837,981,083	48,348,766	$585,337,016
Shares issued on reinvestment	3,364,730	33,334,397	2,529,639	30,483,707
Shares repurchased	(58,947,019)	(593,399,829)	(45,105,825)	(545,376,217)
Net increase	23,195,409	$277,915,651	5,772,580	$70,444,506
Class C
Shares sold	1,991,860	$20,104,826	4,311,410	$52,294,333
Shares issued on reinvestment	338,795	3,373,594	427,438	5,158,502
Shares repurchased	(9,698,839)	(97,899,302)	(7,775,255)	(94,067,829)
Net decrease	(7,368,184)	$(74,420,882)	(3,036,407)	$(36,614,994)
Class C1
Shares sold	5	$54	7	$672
Shares issued on reinvestment	396	3,958	1,373	16,600
Shares repurchased	(5,859)	(57,136)	(92,525)	(1,131,584)
Net decrease	(5,458)	$(53,124)	(91,145)	$(1,114,312)
Class FI
Shares sold	3,830,132	$39,148,651	5,937,087	$72,144,627
Shares issued on reinvestment	590,779	5,924,376	861,734	10,398,759
Shares repurchased	(16,227,274)	(162,363,403)	(14,455,882)	(175,008,670)
Net decrease	(11,806,363)	$(117,290,376)	(7,657,061)	$(92,465,284)
Class R
Shares sold	2,316,573	$23,710,048	5,686,921	$68,807,844
Shares issued on reinvestment	800,752	7,935,772	788,942	9,501,559
Shares repurchased	(4,112,698)	(41,439,464)	(2,903,932)	(35,038,381)
Net increase (decrease)	(995,373)	$(9,793,644)	3,571,931	$43,271,022
Class I
Shares sold	750,645,166	$7,714,797,613	869,645,888	$10,549,981,284
Shares issued on reinvestment	58,104,057	581,200,017	64,090,906	773,378,557
Shares repurchased	(1,310,277,702)	(13,312,599,179)	(751,389,918)	(9,097,571,140)
Net increase (decrease)	(501,528,479)	$(5,016,601,549)	182,346,876	$2,225,788,701

146	Western Asset Core Plus Bond Fund 2022 Annual Report

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class IS
Shares sold	320,961,200	$3,282,565,784	416,111,118	$5,045,214,661
Shares issued on reinvestment	26,178,500	261,104,441	27,079,313	326,618,968
Shares repurchased	(511,372,945)	(5,156,158,953)	(235,904,887)	(2,856,489,902)
Net increase (decrease)	(164,233,245)	$(1,612,488,728)	207,285,544	$2,515,343,727

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2022. The following transactions were effected in such company for the year ended December 31, 2022.

	Affiliate Value at December 31,	Purchased		Sold
	2021	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$17,796,111	$9,141,396,009	9,141,396,009	$7,891,431,389	7,891,431,389

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2022
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$11,566,754	—	$1,267,760,731

9. Redemption facility

The Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Western Asset Core Plus Bond Fund 2022 Annual Report	147

Notes to financial statements (cont’d)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended December 31, 2022.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$1,029,135,902	$1,210,923,783
Net long-term capital gains	—	136,586,256
Total taxable distributions	$1,029,135,902	$1,347,510,039
Tax return of capital	2,875,361	—
Total distributions paid	$1,032,011,263	$1,347,510,039

As of December 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(4,971,644,557)
Other book/tax temporary differences(a)	(78,270,288)
Unrealized appreciation (depreciation)(b)	(3,435,065,421)
Total distributable earnings (loss) — net	$(8,484,980,266)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts, the difference between cash and accrual basis distributions paid, the deferral of certain late year losses for tax purposes, book/tax differences in the treatment of certain passive activity losses from partnership investments and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities, the difference between the book and tax cost basis in partnership investments, book/tax differences in the accrual of interest income on securities in default and other book/tax basis adjustments.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from

148	Western Asset Core Plus Bond Fund 2022 Annual Report

the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. There remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally.

*  *  *

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global

Western Asset Core Plus Bond Fund 2022 Annual Report	149

Notes to financial statements (cont’d)

economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. At December 31, 2022, the Fund had 0.42% of its net assets invested in securities with significant economic risk or exposure to Russia.

150	Western Asset Core Plus Bond Fund 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Core Plus Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Core Plus Bond Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Core Plus Bond Fund 2022 Annual Report	151

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Plus Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Directors and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Directors†

Robert Abeles, Jr.

Year of birth	1945

Position(s) with Fund	Director

Term of office[1] and length of time served[2]	Since 2013

Principal occupation(s) during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member of Excellent Education Development (since 2012); and formerly, Board Member of Great Public Schools Now (2018 to 2022)

Number of funds in fund complex overseen by Director[3]	51

Other Directorships held by Director during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	None

152	Western Asset Core Plus Bond Fund

Independent Directors† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); and Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); and formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

Western Asset Core Plus Bond Fund	153

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Director and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); and Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (2015 to 2022); Ralph M. Parson Foundation (since 2015); Kaiser Family Foundation (2012 to 2022); and Edison International (since 2011)

154	Western Asset Core Plus Bond Fund

Interested Director

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director of Berkshire Hathaway, Inc. (since 1997); and Director of Provivi, Inc. (since 2017)

Interested Director and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Director, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 127 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Director[3]	127
Other Directorships held by Director during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Core Plus Bond Fund	155

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

156	Western Asset Core Plus Bond Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

Western Asset Core Plus Bond Fund	157

Additional information (unaudited) (cont’d)

Information about Directors and Officers

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

158	Western Asset Core Plus Bond Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2022:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$559,596,187
Section 163(j) Interest Earned	§163(j)	$941,905,135
Interest Earned from Federal Obligations	Note (1)	$87,970,031

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

Western Asset Core Plus Bond Fund	159

Western Asset

Core Plus Bond Fund

Directors

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Core Plus Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Plus Bond Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC,

Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

WASX013139 2/23 SR23-4590

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2021 and December 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $205,236 in December 31, 2021 and in $205,236 in December 31, 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2021 and $0 in December 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $30,000 in December 31, 2021 and $30,000 in December 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2021 and $0 in December 31, 2022, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $343,489 in December 31, 2021 and $350,359 in December 31, 2022.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

JaynieM. Studenmund

Peter J. Taylor

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 27, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: February 27, 2023